AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 21, 2002

                                                      REGISTRATION NO. 333-82693
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-2/A

                            -----------------------

      [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      [X] PRE-EFFECTIVE AMENDMENT NO. 3
      [ ] POST-EFFECTIVE AMENDMENT NO. _____

                            -----------------------

                         AMERITRANS CAPITAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              747 THIRD AVENUE, 4TH FLOOR, NEW YORK, NEW YORK 10017
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: NUMBER, STREET, CITY, STATE, ZIP CODE)

                                 (212) 355-2449
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                 GARY C. GRANOFF, AMERITRANS CAPITAL CORPORATION
              747 THIRD AVENUE, 4TH FLOOR, NEW YORK, NEW YORK 10017
                               TEL. (212) 355-2449
                               FAX. (212) 759-3338
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH A COPY TO:


     C. WALTER STURSBERG, JR., ESQ.             STEPHEN T. BURDUMY, ESQ.
            STURSBERG & VEITH                 DRINKER, BIDDLE & REATH, LLP
    405 LEXINGTON AVENUE, SUITE 4949                ONE LOGAN SQUARE
      NEW YORK, NEW YORK 10174-4902              18TH AND CHERRY STREETS
           TEL. (212) 922-1177                   PHILADELPHIA, PA 19103
           FAX. (212) 922-0995                     TEL. (215) 988-2880
                                                   FAX. (215) 988-2757

     Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of this Registration Statement

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: [X]




     It is proposed that this filing will become effective [ ] when declared effective pursuant to Section 8(c).

     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


================================================================================

                         AMERITRANS CAPITAL CORPORATION

                              CROSS-REFERENCE SHEET
                          PARTS A AND B OF PROSPECTUS*


                        ITEMS IN PARTS A AND B
   ITEM NO.                 OF FORM N-2                               LOCATION IN PROSPECTUS
   --------         -------------------------------      -------------------------------------------
      1.           Outside Front Cover ............      Front Cover Page

      2.           Inside Front and Outside
                   Back Cover Page ................      Front Cover Page and Outside
                                                         Back Cover Page

      3.           Fee Table and Synopsis .........      Prospectus Summary--Fees and
                                                         Expenses; Additional Information

      4.           Financial Highlights ...........      Prospectus Summary--Summary
                                                         Consolidated Financial Data; Selected
                                                         Financial Information; Management's
                                                         Discussion and Analysis of Financial
                                                         Condition and Results of Operations

      5.           Plan of Distribution ...........      Cover Page; Prospectus Summary;
                                                         Underwriting

      6.           Selling Stockholders ...........      Not Applicable

      7.           Use of Proceeds                       Use of Proceeds

      8.           General Description of the
                   Registrant .....................      Cover Page; Prospectus Summary; Risk
                                                         Factors; Distributions; Price Range of
                                                         Common Stock; Management's Discussion and
                                                         Analysis of Financial Condition and Results of
                                                         Operations; Business; Investment Policies;
                                                         Financial Statements

      9.           Management .....................      Management; Investment Policies

     10.           Capital Stock, Long Term Debt,
                   and Other Securities ...........      Distributions; Price Range of Common Stock;
                                                         Business; Federal Income Tax Considerations;
                                                         Description of Capital Stock

     11.           Defaults and Arrears on Senior

                   Securities .....................      Not Applicable

     12.           Legal Proceedings ..............      Not Applicable

--------------
* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. All items required to be set forth in Part C are set forth in Part C.

                       ITEMS IN PARTS A AND B
   ITEM NO.                OF FORM N-2                                 LOCATION IN PROSPECTUS
   --------        -----------------------------------    -------------------------------------------
     13.           Table of Contents of the
                   Statement of Additional

                   Information .......................     Not Applicable

     14.           Cover Page ........................     Not Applicable

     15.           Table of Contents .................     Not Applicable

     16.           General Information and History ...     Business

     17.           Investment Objective and Policies .     Business; Investment Policies

     18.           Management ........................     Management; Principal Stockholders

     19.           Control Persons and Principal
                   Holders of Securities .............     Principal Stockholders

     20.           Investment Advisory and Other .....
                   Services                                Management; Experts; Investment Policies

     21.           Brokerage Allocation and Other
                   Practices .........................     Not Applicable

     22.           Tax Status ........................     Federal Income Tax Considerations

     23.           Financial Statements ..............     Index to Financial Statements; Financial
                                                           Statements

PRELIMINARY PROSPECTUS

                   SUBJECT TO COMPLETION -- FEBRUARY 21, 2002

                             PRELIMINARY PROSPECTUS

                                  325,000 UNITS

                         AMERITRANS CAPITAL CORPORATION

                               -----------------

     We are a specialty finance company that, through our subsidiary, Elk Associates Funding Corporation ("Elk"), makes loans to the owners of medallion taxi businesses in the Chicago, New York City, Miami, and Boston markets and to other small businesses.

     We are offering for sale 325,000 Units at an offering price of $18.00 to $20.00 for each Unit. Each Unit consists of one share of Common Stock, one share of 93/8% cumulative participating redeemable Preferred Stock, face value $12.00, (the "Participating Preferred Stock") and one redeemable Warrant exercisable into one share of Common Stock. Each Warrant entitles the holder to purchase one share of Common Stock, at an exercise price of $7.00, subject to adjustment, until February __, 2007. The Warrants may be redeemed by the Company under certain conditions.

     Our Common Stock is currently traded on the NASDAQ SmallCap Market under the symbol "AMTC." Our proposed NASDAQ SmallCap market symbols are "AMTCU" for the units, "AMTCP" for the Participating Preferred Stock and "AMTCW" for the Warrants." On _____ __, 2002, the last reported sale price of the Common Stock was $____ per share.

                               -----------------
                                                      PER UNIT       TOTAL(3)(4)
                                                      --------       -----------
     Price to Public ............................   $               $
     Underwriting discounts, commissions
         and expenses (Sales Load)(1)............   $               $
     Proceeds to Ameritrans(2) ..................   $               $

                                ---------------

(1) Does not include additional underwriting compensation to be paid by Ameritrans to the Underwriter in the form of, subject to the approval of the SEC, Warrants to purchase up to 32,500 Units exercisable over a five year period commencing one year from the date of this Prospectus at an exercise price of $____ per Unit (the "Underwriter's Unit Purchase Option"). Ameritrans has agreed to indemnify the Underwriter against certain liabilities arising under the Securities Act of 1933, as amended.

(2) After deducting expenses of this offering payable by Ameritrans estimated to be $___________, including a Non-Accountable Expense Allowance of $___________. After deducting such expenses, the net proceeds to Ameritrans will be approximately $___________.

(3) We used a price of $19.00 for each Unit, which is the mid-point between $18.00 and $20.00, for purposes of computing net proceeds and other calculations.

(4) Ameritrans has granted the Underwriter an option to purchase up to 48,750 Units at any time before 45 days from the date hereof solely for covering over-allotments (the "Over-Allotment Option"). If the Over-Allotment Option is exercised in full the total price to the public will be $__________ and the total discounts, commissions and expenses will be $____________. The net proceeds to Ameritrans after deducting such discounts, commissions and other estimated expenses would be $___________.

     This Prospectus sets forth the information about our company that you should know before purchasing the Units. You are advised to read this Prospectus in its entirety and retain it for future reference.

     AN INVESTMENT IN THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK. AN INVESTMENT IN THESE SECURITIES SHOULD BE CONSIDERED ONLY BY PERSONS CAPABLE OF SUSTAINING THE LOSS OF THEIR ENTIRE INVESTMENT.

     SHARES OF CLOSED-END INVESTMENT COMPANIES HAVE IN THE PAST EXHIBITED A TENDENCY TO TRADE AT DISCOUNTS FROM THEIR UNDERLYING NET ASSET VALUES AND PUBLIC OFFERING PRICES. THE RISK OF LOSS ASSOCIATED WITH THIS TENDENCY MAY BE GREATER FOR INVESTORS WHO EXPECT TO SELL THE SECURITIES OFFERED HEREBY SOON AFTER THE OFFERING COMMENCES.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This prospectus has not been approved by the Small Business Administration.

     Prior to this Offering, there has been no public market for the Units, and there can be no assurance that any such market will develop. For information regarding the factors considered in determining the offering prices of the securities and the exercise price of the Warrants, see "Underwriting." No assurances are made that an active trading market will develop or that the Company will maintain certain minimum criteria established by NASDAQ for continued listing.

                                 ---------------

NOBLE INTERNATIONAL INVESTMENTS, INC.
                                                          STANFORD GROUP COMPANY
                                 ---------------



           The date of this prospectus and the statement of additional information is ___________, 2002.

WE WILL AMEND AND COMPLETE THE INFORMATION IN THIS PROSPECTUS. ALTHOUGH WE ARE PERMITTED BY U.S. FEDERAL SECURITIES LAWS TO OFFER TO SELL THESE SECURITIES USING THIS PROSPECTUS, WE MAY NOT SELL THEM OR ACCEPT YOUR OFFER TO BUY THEM UNTIL THE DOCUMENTATION FILED WITH THE SEC RELATING TO THESE SECURITIES HAS BEEN DECLARED EFFECTIVE BY THE SEC. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING YOUR OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THAT WOULD NOT BE PERMITTED OR LEGAL.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

PROSPECTUS SUMMARY ........................................................    1
RISK FACTORS ..............................................................    7
USE OF PROCEEDS ...........................................................   17
DILUTION ..................................................................   17
DIVIDENDS .................................................................   18
PRICE RANGE OF COMMON STOCK ...............................................   19
CAPITALIZATION ............................................................   20
SELECTED FINANCIAL INFORMATION ............................................   21
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
  RESULTS OF OPERATIONS ...................................................   22
BUSINESS ..................................................................   27
INVESTMENT POLICIES .......................................................   38
MANAGEMENT ................................................................   40
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT ...............   47
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ............................   48
REGULATION ................................................................   50
FEDERAL INCOME TAX CONSIDERATIONS .........................................   50
DESCRIPTION OF CAPITAL STOCK ..............................................   54
DESCRIPTION OF PARTICIPATING PREFERRED STOCK ..............................   55
WARRANTS ..................................................................   59
SHARES ELIGIBLE FOR FUTURE SALE ...........................................   60
UNDERWRITING ..............................................................   61
EXPERTS ...................................................................   62
LEGAL MATTERS .............................................................   63
ADDITIONAL INFORMATION ....................................................   63
INDEX TO FINANCIAL STATEMENTS .............................................  F-1

                               PROSPECTUS SUMMARY

     THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION CONTAINED IN OTHER PARTS OF THIS PROSPECTUS. THIS SUMMARY IS NOT COMPLETE AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE UNITS. IN THIS PROSPECTUS, UNLESS THE CONTEXT INDICATES OTHERWISE, "WE" MEANS AMERITRANS, ELK, AND ANY OTHER SUBSIDIARIES AMERITRANS MAY ESTABLISH OR ACQUIRE, COLLECTIVELY. "AMERITRANS" OR "ELK" MEANS EACH COMPANY ALONE. YOU SHOULD READ THE ENTIRE PROSPECTUS CAREFULLY, ESPECIALLY THE RISKS OF INVESTING IN THE UNITS DISCUSSED UNDER "RISK FACTORS."

                                   THE COMPANY

     Ameritrans is a specialty finance company that, through its subsidiary, Elk Associates Funding Corporation, makes loans to the owners of medallion taxi businesses in the Chicago, New York City, Miami, and Boston markets and to other small businesses. Ameritrans has the same management as Elk and was formed in 1998 to acquire and operate Elk and to engage in other specialty finance businesses, directly or through other subsidiaries. To date, our only business activities have been the operation of Elk. Our investment objectives are to achieve a high level of distributable income, consistent with preservation of capital, as well as long-term growth of net asset value.

     Our management has successfully operated Elk since it began its taxi medallion finance business in 1980. Taxi loans represented approximately 78% of Elk's loan portfolio as of December 31, 2001. Elk has historically had a very low foreclosure rate with these loans and has never suffered a material loss in connection with taxi financings. The balance of Elk's loans have been made to other small businesses, such as laundromats, dry cleaners, and automobile dealers, primarily in the New York City metropolitan area and south Florida. The principal amounts of Elk's loans typically range from $50,000 to $500,000. Elk's loan portfolio has increased from $22,137,343 as of June 30, 1994 to $55,653,678 as of December 31, 2001.

     Our business niche is small businesses that are often overlooked by banks, other lenders and investors who have lengthy approval processes and frequently will not consider making small loans. In contrast, we can quickly evaluate, and make funds available to, small business borrowers. Further, because funding resources accessible to such borrowers are limited, we can make loans at rates that are favorable to us. As of December 31, 2001, the interest rates on Elk's outstanding loans ranged from 8% to 18%, and the weighted average rate on Elk's outstanding loans was 10.5%.

     The average interest rate that we paid to our lenders for the six months ended December 31, 2001 was 5.54%. Because of our low overhead, low losses from taxi loans, comparatively high loan rates and low cost of capital, we have been profitable for 20 of the 21 years we have been in business.

     Ameritrans and Elk have both elected to be treated as "regulated investment companies," or "RICs," for tax purposes. A RIC will generally not be subject to U.S. federal corporate income tax on its investment income if it makes qualifying distributions of its income to stockholders. A RIC qualifies for this treatment as long as it distributes at least 90% of its investment company taxable income to stockholders as dividends. Both Ameritrans and Elk are closed-end, non-diversified management investment companies that have elected to be treated as business development companies under the Investment Company Act of 1940 (the "1940 Act").

     Ameritrans was incorporated in Delaware on February 12, 1998. Our principal offices are located at 747 Third Avenue, 4th Floor, New York, New York 10017 and our telephone number is (212) 355-2449. The Ameritrans website address is www.ameritranscapital.com and the website address for Elk is www.elkassociates.com. The information contained at our websites is not incorporated into this Prospectus.

                                  THE OFFERING

Securities offered by the Company.......    325,000 Units, each Unit consisting
                                            of one share of Common Stock, par
                                            value $.0001, one share of
                                            Participating Preferred Stock and
                                            one Warrant. The Common Stock,
                                            Participating Preferred Stock, and
                                            Warrants included in the Units are
                                            detachable and separately tradable
                                            30 days after issuance. The Units
                                            shall trade for 30 days after
                                            issuance and thereafter at the
                                            discretion of the Underwriter.

Common Stock Outstanding Prior
  to Completion of the Offering(1) ......   1,745,600

Common Stock to be Outstanding
  After Completion of the Offering(1) ...   2,070,600

Preferred Stock Outstanding Prior
  to Completion of the Offering .........   0

Preferred Stock to be Outstanding
After Completion of the Offering(2) .....   325,000

Terms of Preferred Stock ................   9 3/8% Participating Preferred
                                            Stock, face value $12.00.

Optional Redemption of Preferred Stock...   The shares of Participating
                                            Preferred Stock shall be redeemable
                                            in whole or in part from time to
                                            time solely at the option of
                                            Ameritrans during the first year
                                            from the date of this Prospectus at
                                            a premium of 10% above the face
                                            value, during the second year at a
                                            premium of 8%, during the third year
                                            at a premium of 6%, during the
                                            fourth year at a premium of 4%, and
                                            during the fifth year at a premium
                                            of 2% above the face value.
                                            Thereafter, the Participating
                                            Preferred Stock shall be redeemable
                                            at the option of Ameritrans in whole
                                            or in part from time to time at the
                                            face value of $12.00 per share.

Participation ...........................   The "participating" nature of the
                                            Participating Preferred Stock will
                                            include a feature whereby if the
                                            Company is sold for an amount in
                                            excess of 120% of the per share net
                                            asset value at the time of the sale
                                            (the "Excess Value"), then the value
                                            received by the holders of the
                                            Participating Preferred Stock will
                                            be increased by adding pro rata, to
                                            the $12.00 face value that
                                            percentage of the Excess Value that
                                            is equal to the percentage of the
                                            Company's total capital that is
                                            represented by the Participating
                                            Preferred Stock.

Warrants Outstanding Prior
  to Completion of the Offering .........   0

Warrants to be Outstanding After
  Completion of the Offering(2) .........   325,000

Terms of Warrants .......................   Each Warrant entitles the holder to
                                            purchase one share of the Company's
                                            Common Stock at a price of $7.00,
                                            subject to adjustment, for 5 years
                                            from the date of this Prospectus.
                                            The Warrants are redeemable by the
                                            Company on not less than 30 days
                                            notice at $.10 per Warrant; provided
                                            that before any redemption of
                                            Warrants can take place, the closing
                                            price of the Common Stock exceeds
                                            $9.10 per share for 20 consecutive
                                            trading days ending within 30 days
                                            prior to the notice. See
                                            "Description of Securities."

NASDAQ SmallCap Market Symbols ......   Units--AMTCU Common Stock--AMTC
                                        Participating Preferred Stock--AMTCP
                                        Warrants--AMTCW

Risk Factors ........................   An investment in the Units involves a
                                        significant degree of risk. For a
                                        discussion of risks that you should
                                        consider before buying the Units, see
                                        "Risk Factors."

Dilution ............................   Investors purchasing Units will
                                        experience an immediate dilution of
                                        $0.36 per share of Common Stock. See
                                        "Dilution."

Use of Proceeds .....................   To temporarily reduce our indebtedness;
                                        and to fund our loan and investment
                                        activities, including Elk's SBIC
                                        investment portfolio and our expanded
                                        specialty finance lending business to be conducted directly by Ameritrans or through other subsidiaries. See "Use of Proceeds."

Dividends ...........................   Ameritrans pays quarterly cash dividends
                                        to our Common Stock stockholders of at
                                        least 90% of our investment company
                                        taxable income. Ameritrans intends to
                                        pay to existing shareholders a special
                                        dividend from estimated earnings for the period January 1, 2002, through a date immediately preceding the effective date of this Offering. Holders of shares of Participating Preferred Stock will be entitled to receive, when, as, and if declared by the Board of Directors of Ameritrans out of funds legally available therefor, cumulative cash dividends at the annual rate of 93/8% per share of the liquidation preference of $12.00 per share payable quarterly on each applicable March 31, June 30,
                                        September 30 and December 31; provided
                                        however, no dividends will be paid if
                                        Ameritrans is unable to maintain an
                                        asset coverage of 200%. See "Dividends"
                                        and "Asset Coverage."

Asset Coverage.......................   The Company will be required to
                                        maintain, prior to the declaration of
                                        any dividend, asset coverage of at least
                                        200%, calculated after deducting the
                                        amount of such dividend, which is the
                                        asset coverage required by Section 18
                                        of the Investment Company Act of 1940,
                                        as amended (the "1940 Act").

Voting Rights .......................   At all times holders of shares of
                                        Participating Preferred Stock and any
                                        other Preferred Stock will be entitled
                                        to elect two members of Ameritrans'
                                        Board of Directors, and holders of
                                        shares of Participating Preferred Stock, any other Preferred Stock, and Common
                                        Stock, voting as a single class, will
                                        elect the remaining directors. However,
                                        upon a failure by Ameritrans to pay
                                        dividends on the Participating Preferred
                                        Stock in an amount equal to two full
                                        years' dividends, holders of shares of
                                        Participating Preferred Stock, voting as a separate class with any other outstanding shares of Preferred Stock of Ameritrans, will have the right to elect the smallest number of directors that would constitute a majority of the directors until cumulative dividends have been paid or provided for. Holders of shares of Participating Preferred
                                        Stock and any other Preferred Stock will vote separately as a class on certain other matters, as required under the Company's Certificate of Designations, the 1940 Act, and Delaware law. Except as otherwise indicated in this
                                        Prospectus and as otherwise required by
                                        applicable law, holders of shares of
                                        Participating Preferred Stock will be
                                            entitled to one vote per share on
                                            each matter submitted to a vote of
                                            stockholders and will vote together
                                            with holders of shares of Common
                                            Stock and any other Preferred Stock
                                            as a single class. See "Description
                                            of Participating Preferred Stock--
                                            Voting Rights."

----------------
(1) The number of shares outstanding and to be outstanding after the Offering does not include 200,000 shares authorized under our 1999 Employee Incentive Stock Option Plan, pursuant to which options to purchase 100,000 shares have been granted to date. It also does not include 75,000 shares authorized under our Non-employee Director Stock Option Plan, pursuant to which, options to purchase 27,780 shares have been granted to date. It also does not include shares issuable upon exercise of the Underwriter's Unit Purchase Option and the Over-Allotment Option. See -- "Management -- Stock Option Plans."

(2) Excludes Underwriter's Unit Purchase Option and the Over-Allotment Option.

                                FEES AND EXPENSES

     Because Ameritrans is a closed-end management investment company, we are required to include the following table in this Prospectus. The purpose of the table is to assist securityholders in understanding the various costs and expenses that securityholders of Ameritrans bear, directly or indirectly.

FEE TABLE(1)

ANNUAL EXPENSES (as a percentage of net assets attributable
     to Common Stock)(2)
          Interest Payments on Borrowed Funds(3) ..................................... $2,548,400
          Operating Expenses(4) ......................................................  1,962,000
                                                                                       ----------
          Total Annual Expenses ...................................................... $4,510,400
                                                                                       ==========
Total Annual Expenses as a percentage of net assets attributable to Common Stock ..... 32.8%

-----------
(1) Based on estimated amounts for the current fiscal year.

(2) Assumes a net asset value of $6.64 per share upon completion of the Offering based on an adjusted stockholders' equity of $13,738,483 (see "Dilution"). Operating expenses, interest payments on borrowed funds, and other expenses are calculated on an annualized basis based on our operations for the period beginning July 1, 2001 and ended June 30, 2002.

(3) Interest payments on borrowed funds consist primarily of interest payable under credit agreements with banks and on subordinated SBA debentures. Assumes $46 million in average debt outstanding at an average cost of funds of 5.54% resulting in an estimated interest payment of $2,548,400. See "Business -- Sources of Funds."

(4) Operating expenses consist primarily of general and administrative expenses, including compensation and employee benefits, professional fees, rent, travel and other marketing expenses, and various costs associated with collections. Based on our operations for the six months ended December 31, 2001, operating expenses calculated on an annualized basis are estimated at $1,962,000 for the year ended June 30, 2002. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations, Operating Expenses."

EXAMPLE:

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Ameritrans. These amounts assume no increase or decrease in leverage and payment by us of operating expenses at the levels set forth in the table above.

     An Ameritrans securityholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

          1 YEAR         3 YEARS          5 YEARS        10 YEARS
          ------         -------          -------        --------
           $344           $399             $440            $561

     This example, as well as the information set forth in the table above, should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, the example assumes reinvestment of all dividends and distributions at net asset value.

                       SUMMARY CONSOLIDATED FINANCIAL DATA

     On December 16, 1999, Ameritrans acquired Elk in a share-for-share exchange. Prior to the acquisition, Elk had been operating independently and Ameritrans had no operations.

     The tables below contain certain summary historical financial information of Ameritrans and Elk. The balance sheet data and the statement of operations data for the six months ended December 31, 2001 and 2000 are derived from the Company's unaudited financial statements and include all adjustments, consisting only of normal recurring adjustments, that we consider necessary to fairly present such data. The results for the six months ended December 31, 2001 do not necessarily indicate the results to be expected for the full year ending June 30, 2002. You should read these tables in conjunction with the consolidated financial statements of Ameritrans (the "Financial Statements") included elsewhere in this Prospectus and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                                                                                             SIX MONTHS ENDED
                                                      FISCAL YEAR ENDED JUNE 30,                                DECEMBER 31,
                                          --------------------------------------------------------------  ------------------------
                                             2001          2000         1999        1998          1997       2001          2000
                                          ----------    ----------   ----------  ----------   ----------  ----------    ----------
                                                                                                                 (UNAUDITED)
STATEMENT OF OPERATIONS DATA
Investment Income ....................... $6,439,792    $6,602,397   $5,583,894  $4,606,456   $4,023,795  $2,992,350    $3,222,538
                                          ----------    ----------   ----------  ----------   ----------  ----------    ----------
Interest Expense ........................  3,392,202     3,345,526    2,498,284   1,840,731    1,582,700   1,372,578     1,744,770
Other Expenses ..........................  2,065,724     2,528,806    1,844,949   1,852,262    1,408,034     930,691     1,024,693
                                          ----------    ----------   ----------  ----------   ----------  ----------    ----------
Total Expenses ..........................  5,457,926     5,874,332    4,343,233   3,692,993    2,990,734   2,303,269     2,769,463
                                          ----------    ----------   ----------  ----------   ----------  ----------    ----------
Operating Income Before Loss on Assets
 Acquired in Satisfaction of Loans ......    981,866       728,065    1,240,661     913,463    1,033,061     689,081       453,075
                                          ----------    ----------   ----------  ----------   ----------  ----------    ----------
Loss on Assets Acquired in Satisfaction
  of Loans ..............................   (122,912)      (61,546)     (11,272)    (14,649)      (8,923)    (50,166)      (55,769)
Other Income (Expense) ..................   (276,549)     (440,196)       7,200      38,798       24,885       6,782        12,130
Benefit of (Provision for) Income Taxes(1)    (7,896)      (13,571)         769      (3,271)     (28,676)     (1,070)       (7,440)
                                          ----------    ----------   ----------  ----------   ----------  ----------    ----------
Net Income .............................. $  574,509    $  212,752   $1,237,358  $  934,341   $1,020,347  $  644,627    $  401,996
                                          ----------    ----------   ----------  ----------   ----------  ----------    ----------
Net Income Per Common Share (basic
  and diluted) .......................... $      .33    $      .12   $      .71  $      .62   $      .79  $      .37    $      .23
                                          ----------    ----------   ----------  ----------   ----------  ----------    ----------
Common Stock Dividends Paid ............. $  676,421(2) $1,256,832   $1,256,832  $  986,724   $  946,655  $  637,144(3) $        0
                                          ----------    ----------   ----------  ----------   ----------  ----------    ----------
Common Stock Dividends Paid Per Common
 Share .................................. $      .39(2) $      .72   $      .72  $      .65   $      .74  $     .365(3) $        0
                                          ----------    ----------   ----------  ----------   ----------  ----------    ----------
Weighted Average Shares of Common Stock
 Outstanding ............................  1,745,600     1,745,600    1,745,600   1,518,969    1,283,600   1,745,600     1,745,600
                                          ----------    ----------   ----------  ----------   ----------  ----------    ----------
Net change to accumulated other
 comprehensive income ................... $ (123,364)   $ (124,319)  $   62,964  $  140,548   $   58,241  $        0    $        0
                                          ==========    ==========   ==========  ==========   ==========  ==========    ==========

                                            JUNE 30, 2001           DECEMBER 31, 2001
                                            -------------     -------------------------------
                                                                        (UNAUDITED)
                                                                               AS ADJUSTED(4)
BALANCE SHEET DATA
Total assets ............................   $ 57,984,869      $ 59,483,036     $ 59,483,036
Notes payable and demand notes ..........     35,550,000        36,970,000       31,997,750
Subordinated SBA debentures .............      8,880,000         8,880,000        8,880,000
Total liabilities .......................     45,177,743        46,502,595       41,530,345
Total stockholders' equity ..............     12,807,126        12,980,441       17,952,691

----------------
(1) Elk, since the fiscal year ended June 30, 1984, has elected and qualified to be taxed as a regulated investment company, and substantially all taxable income was required to be distributed to stockholders. Therefore, only minimal taxes were required to be paid.

(2) Includes a dividend of $.085 per share for the quarter ended June 30, 2001, which was declared on October 11, 2001 and was paid to stockholders on October 31, 2001.

(3) Includes a dividend of $.18 per share for the quarter ended December 31, 2001, which was declared on January 9, 2002 and was paid to stockholders on January 30, 2002.

(4) This column shows the effect of the sale of 325,000 Units in this Offering and our application of the net proceeds of the Offering. The assumed offering price is $19.00, or a total price to the public of $6,175,000. Discounts, commissions and expenses are assumed at $3.70 per unit, or $1,202,750. This results in net proceeds of $4,972,250 to Ameritrans. See "Use of Proceeds" and "Capitalization."

                                  RISK FACTORS

     AN INVESTMENT IN THE UNITS INVOLVES A SIGNIFICANT DEGREE OF RISK. YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING INFORMATION ABOUT THESE RISKS, TOGETHER WITH THE OTHER INFORMATION CONTAINED IN THIS PROSPECTUS, BEFORE BUYING THE UNITS.

OUR BUSINESS IS AFFECTED BY TAXI INDUSTRY CONDITIONS AND REGULATIONS.

     As of December 31, 2001, approximately 78% of Elk's outstanding loans were to finance the ownership of taxi medallions, taxis and related assets. The taxi industry, and the ability of taxi owners to qualify for and repay loans may be subject to factors that we cannot predict or control, such as the following:

     o Taxi medallions are the main component of the collateral for the loans that we make to taxi owners. Local governments in New York City and other cities have traditionally issued a limited number of taxi medallions. This generally has had the effect of increasing the value of the existing medallions, although there have been periods when the value of medallions has remained stable or declined. If the number of medallions available in any city is significantly increased, the value of both the new and outstanding medallions may decrease which, in turn, would decrease the value of the collateral for our loans.

     o Taxi fare rates and regulations are generally set by local government agencies, and rates may remain fixed at a time when operating expenses are increasing. As a consequence, in the short term, taxi operators may find it more difficult to cover their expenses and to service their loans from us. This could adversely affect the collectibility of our loans and the value of our collateral.

WE MAY BE NEGATIVELY AFFECTED BY ANY DOWNTURN IN LOCAL ECONOMIC CONDITIONS.

     Any downturn in local economic conditions in our geographic markets could decrease the demand for taxi services. Since the tragedy of September 11, 2001, we now recognize that local economic conditions can be severely effected by terrorist attacks. If economic conditions do deteriorate, taxi owners who currently have loans from Elk could find it more difficult to repay their loans and the value of the medallions, the taxis and the other assets securing those loans could be diminished.

     As of December 31, 2001, approximately 78% of our currently outstanding loans were to taxi operators and 22% to other small businesses. We cannot be sure that we will be able to sufficiently diversify our operations geographically or that an economic downturn in Chicago or New York City would not adversely affect our business. See "Business."

WE OPERATE IN A HIGHLY COMPETITIVE INDUSTRY.

     We compete with many other lenders, such as banks, credit unions, finance companies and other SBICs, that offer loans to owners of taxi medallions and other small businesses. Many of our competitors, including certain other lenders that specialize in making loans to the taxi industry, are significantly larger than we are and may, as a result, be able to obtain more favorable terms from their financing sources than we can obtain from our banks. If our competitors can lend at rates lower than we can, we will be at a competitive disadvantage. We also will be competing with lenders who may have significantly more expertise in evaluating small businesses in other industries and providing managerial assistance to borrowers, which may make them more attractive to potential small business borrowers. In addition, some of our competitors are subject to different and in some cases less stringent regulation than we are.

THE CONTINUATION AND EXPANSION OF OUR BUSINESS IS DEPENDENT UPON THE AVAILABILITY OF BANK FINANCING.

     We have a continuing need for capital to finance our lending activities. We fund our operations through credit facilities with bank syndicates and, to a lesser degree, through subordinated SBA debentures. Our business is dependent on our ability to continue to borrow funds from banks or the SBA on favorable terms. Because we distribute to our stockholders at least 90% of our investment company taxable income, these earnings are not available to us to fund loans to our customers.

     As its operations have expanded, Elk has increasingly relied upon bank financing for the funds it uses to make loans. Elk currently has three bank lines of credit aggregating $40,000,000. Under these lines of credit, Elk may borrow up to $40,000,000 at varying interest rates. As of December 31, 2001, Elk had $36,970,000 of bank loans outstanding. See "Selected Financial Information."

     Under a 1993 agreement with the SBA (the "SBA Agreement"), Elk is permitted to borrow from its lenders, which include banks and the SBA, up to 80% of its "working assets," (and temporarily up to 85% of "working assets") which are computed quarterly under a formula that takes into account Elk's capital and the value of Elk's loans and investments. As of December 31, 2001, Elk's aggregate indebtedness to the SBA was $8,880,000, representing approximately 15% of its total assets as of that date. In January, 2002 Elk received a financing commitment from the SBA in the form of $12.0 million in debentures. The commitment expires on September 30, 2006, and would permit Elk to make debenture drawdown requests to the SBA periodically. Ameritrans will also seek to raise additional capital from its banks. No assurances can be given, however, that it will obtain such additional leverage.

     Because Ameritrans is not an SBIC, it will not be able to obtain any funding from the SBA. We expect to fund the activities we propose to undertake directly or through subsidiaries other than Elk by using a portion of the proceeds of this Offering and establishing bank lines of credit. We do not currently have commitments from any banks for any additional lines of credit, and we cannot predict whether we will be able to arrange lines of credit on acceptable terms or if the funds available to us will be sufficient to make acquisitions or otherwise expand our operations or to engage in activities at a level that will enable us to continue to operate profitably. See "Business -- Sources of Funds."


OUR PROFITABILITY MAY DECREASE IF THE DIFFERENCE BETWEEN THE INTEREST RATES WE PAY AND THE INTEREST RATES WE CHARGE DECREASES.

     We can achieve a profit on borrowed funds only if there is a sufficient spread between the interest rates we are charged for the funds we borrow and the interest rates we charge our borrowers. If the interest rates we pay rise, our cost of funds will increase while the rates our borrowers pay remain fixed, and our profitability could decrease. To partially contain this risk, we have purchased interest rate caps and swaps. While these limit our exposure to rising interest rates, they initially increase the effective interest rates that we pay on loans subject to the caps or swaps.

     Furthermore, the loans we make typically may be prepaid by the borrower upon payment of certain prepayment charges. A borrower is likely to exercise prepayment rights at a time when the interest rate payable on the borrower's loan is higher than prevailing interest rates. If lower interest rates are available, we may have difficulty re-lending any prepaid funds at comparable rates. If borrowers elect to refinance loans previously made at higher interest rates and our interest costs are not correspondingly reduced, our profits from the refinanced rates would be lower.

     At December 31, 2001, our outstanding debt was as follows:

     o Elk had $36,970,000 outstanding under credit lines from its banks, secured by all of its assets and bearing interest based on the Company's choice of the lower of either the reserve adjusted LIBOR rate plus 150 basis points or 1/2% below the banks' prime rates plus certain fees. At December 31, 2001, our debt was floating at 1.5% above LIBOR. From time to time in order to protect the Company from upward movements in interest rates, the Company purchases separate interest rate SWAP contracts. $10,000,000 of our debt on that date was floating at 1.50% above LIBOR for an effective rate of 4.14%. $10,000,000 of our debt was subject to an interest rate swap purchased in June of 2001 (amended subsequently to an effective date of August 13, 2001) which matures in June of 2002 at an effective fixed rate of 5.85%. An additional $15,000,000 of our debt was subject to an interest rate swap purchased in June of 2001 (amended subsequently to an effective date of August 13, 2001), which matures June of 2003, at an effective fixed rate of 6.45%. Another $5,000,000 of our debt was subject to an interest rate swap purchased in October of 1998 (amended subsequently to an effective date of August 8, 2001), at an effective fixed rate of 6.45% which matured in October of 2001 and was not renewed. The revolving lines of credit mature through June, 2002.

     o Elk had $8,880,000 outstanding under subordinated SBA debentures, with interest at fixed annual rates ranging from 6.12% to 8.20% and maturities ranging from September, 2003, to March, 2007.

     The average interest rate that we paid to our lenders was 5.54%. Based upon that rate, we must achieve annual returns on investments of at least 4.9% to cover our total annual interest payments. See "Business -- Source of Funds."

LEVERAGE MAY INCREASE THE VOLATILITY OF OUR NET ASSET VALUE AND THE MARKET PRICE OF OUR SECURITIES.

     Leverage poses certain risks for our securityholders, including possible higher volatility of both our net asset value and the market price of our securities, due to the following factors, among others:

     o Since we must pay interest to our lenders before we can distribute any income to our securityholders, fluctuations in the interest rates payable to the lenders affect the yield to our securityholders. Income we earn from operations and from lending the proceeds of the funds we borrow must exceed the interest we must pay on such borrowed funds in order for there to be income available for distribution to securityholders.

     o The high rate of distribution of investment company taxable income required to maintain our tax status as a RIC limits the funds that can be retained in the business to cover periods of loss, provide for future growth and pay for extraordinary items.

     o In the event of a liquidation, our lenders and other creditors would have to be paid before any distribution could be made to our securityholders.

     The following table illustrates the effect of leverage to a securityholder, assuming our cost of funds at December 31, 2001, as described above and various annual rates of return, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below:

Assumed return on investments (net of expenses)(1) ....    -10%   -5%     0%   5%   10%
Corresponding net income to common stockholders(1) ....    -65%  -42%   -20%   3%   26%

------------
(1) Assumes (i) $59.5 million in average assets, (ii) an average cost of funds of 5.54%, (iii) $46 million in average debt outstanding and (iv) $13 million of average stockholders equity.

WE MAY EXPERIENCE LOSSES IN CONNECTION WITH FORECLOSURES ON TAXI LOANS.

     Recently, the value of medallions has declined. In Chicago the market price for medallions has dropped approximately 15% during the fiscal year ended June 30, 2001, at which time prices were approximately $58,000 per medallion. Between July, 2001 and February, 2002, prices have ranged from $53,000 to $58,000, with a current medallion price of approximately $56,000. In New York City medallion prices dropped from $223,000 in July, 2000 for individual medallions to $200,000 in February, 2002. Prices in New York for corporate medallions fell from $257,000 per medallion in July, 2000 to $227,000 in June, 2001, reaching a low during the course of the year of $190,000. As of February, 2002 recent prices in New York for corporate medallions have increased to between $230,000 and $235,000 per medallion. We believe that the collateral securing our loans is adequate. We have never experienced a material loss of principal in connection with a taxi medallion financing. However, in the event of a foreclosure, we cannot be sure that we will be able to recoup all or a portion of a loan, and the costs of foreclosure proceedings could also reduce our recovery.

OUR BORROWERS FOR NON-TAXI, DIVERSIFIED LOANS ARE SMALL BUSINESSES THAT HAVE LIMITED FINANCIAL AND PERSONAL RESOURCES.

     Elk's non-taxi, diversified loans are not guaranteed by the SBA, and its borrower base consists primarily of small business owners who have limited resources. There is generally no publicly available information about such small business owners, and these small businesses are unlikely to have audited financial statements. Consequently, we must base our credit decisions on the information our employees and agents are able to obtain. Typically, the success of small businesses and their ability to repay our loans are dependent upon the talents and efforts of one person or a small group of persons, and the death, disability or resignation of one or more of these persons could have a serious effect on their business and make it more difficult for them to repay our loans. Moreover, small businesses may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such companies may also experience substantial variations in operating results.

WE HAVE EXPERIENCED LOSSES IN CONNECTION WITH OUR DIVERSIFIED LOANS, AND WE MAY BE REQUIRED TO INCREASE OUR RESERVES IN THE FUTURE.

     Elk has in the past realized losses of principal on its diversified loans. These loans typically carry more risk than taxi loans because the loan collateral is generally not as valuable or liquid as the medallions and taxis that are the collateral for taxi loans. Consequently, as we increase our non-taxi diversified loans, our risk of losses of principal may increase. We must continuously review our loan portfolio to assess the performance of all our loans. Losses in connection with any type of loan might require us to adjust the market valuation of our loan portfolio and increase our reserves.

THE RISKS OF LOANS AND INVESTMENTS IN OTHER SMALL BUSINESS BORROWERS MAY BE GREATER THAN THE RISKS OF TAXI LOANS.

     Elk has historically made only a small percentage of its loans to small businesses other than taxi operators, and we intend to increase Elk's loans to other types of small businesses. In addition, Ameritrans will make loans to other types of businesses, directly, through Elk Capital, or through other subsidiaries. The risks affecting the collectibility of loans to taxi operators in major cities are unlikely to dramatically change in the foreseeable future or to vary substantially from region to region. However, factors affecting the potential for success of other types of small businesses and the risks of making loans to such businesses are likely to be very different from those that affect the operation of a taxi business and may vary significantly from industry to industry and from region to region.

     Our non-taxi, diversified loans are secured by collateral which typically includes personal guarantees, mortgages on real estate, and/or a security interest in personal property. Although we make substantial efforts to collateralize our non-taxi, diversified loans to the greatest extent possible, the collateral on these loans is, in our experience, not as liquid as our security interest in the taxi medallions we acquire in connection with our financing of loans to taxi owners. Furthermore, the collateral often does not fully cover the amount of the underlying indebtedness. Any portion of the loan not recovered by the enforcement of personal guarantees or through the sale of the underlying collateral would be a loss and would result in a charge to our earnings. Further, foreclosures on real estate mortgages or proceedings to enforce our rights under loan guarantees invariably require more time and are more costly than foreclosing on taxi medallions.

     In addition to the risks related to the value of the collateral securing these loans, such risks may include:

     o The location of the potential borrower.

     o The business experience of the borrower's management.

     o The competition faced by the borrower.

     o The effect of local, national and international economic conditions on the business prospects of the borrower.

     o The short-term and long-term capital and personnel requirements of the borrower's business.

     o The potential effect of changes in technology on the borrower's business.

     Consequently, if we commit a significant portion of our available funds to businesses in other industries, our profitability may be decreased if the risks affecting the operations of our borrowers are greater than we anticipated.

VARIOUS FACTORS MAY NEGATIVELY AFFECT OUR PORTFOLIO VALUATION.

     Under the 1940 Act, our loan portfolio must be recorded at fair market value or "marked to market." Unlike certain lending institutions, we are not permitted to establish reserves for loan losses, but adjust quarterly the valuation of our portfolio to reflect our estimate of the current realizable value of the loan portfolio. Since no ready market exists for this portfolio, fair market value is subject to the good faith determination of our management and the approval of our Board of Directors. In determining such value, the directors may take into consideration various factors such as the financial condition of the borrower, the adequacy of the collateral and interest rates. For example, in a period of sustained increases in market rates of interest, the Board of Directors could decrease its valuation of the portfolio because the portfolio consists primarily of fixed-rate loans. These fair valuation procedures are designed to approximate the value that would have been established by market forces and are therefore subject to uncertainties and variations from reported results. Based on the foregoing criteria, we determine net unrealized depreciation or appreciation of investments, or the amount by which our estimate of the current realizable value of our portfolio is above or below its cost basis. As of December 31, 2001, our loan portfolio was recorded on the balance sheet at fair market value, which included $318,500 of net unrealized depreciation, as estimated in accordance with the 1940 Act.

     Based upon current market conditions and current loan to value ratios, the Board of Directors believes that the net unrealized depreciation of investments is adequate to reflect the fair market value of the portfolio. However, if interest rates increase, net unrealized depreciation of investments could increase, and net increase in net assets resulting from operations could decline. Because of the subjectivity of these estimates, there can be no assurance that in the event of a foreclosure or in the sale of portfolio loans, we would be able to recover the amounts reflected on our balance sheet. Further, costs associated with foreclosure proceedings, such as a 5% New York City transfer tax assessed in connection with every medallion transfer, may reduce our expected net proceeds. See "Business -- Loan Portfolio; Valuation."

WE RELY, IN PART, ON SBA FINANCING.

     At December 31, 2001, $8,880,000, or 19%, of Elk's outstanding debt consisted of subordinated SBA debentures, and we intend to continue to seek to finance a portion of Elk's business through SBA funding programs. The continued availability of funds from the SBA will be subject to various factors beyond our control, including the following:

     o    The financing that the SBA makes available to SBICs is limited.

     o The amount of financing Elk would be eligible to receive from the SBA is calculated using a formula that nets certain expenses and adjustments from Elk's capital.

     During January, 2002 the Company and the SBA entered into an agreement whereby the SBA committed to reserve debentures in the amount of $12,000,000 to be issued by the Company on or prior to September 30, 2006. A 2% leverage fee will be deducted pro rata as the commitment proceeds are drawn down, of which a $120,000 non-refundable fee has been paid by the Company.

     o SBA financing may be restricted in its application. The SBA has determined that due to its concerns regarding the concentration of SBIC loans in the taxi industry and the availability of private capital to finance taxi related businesses, additional SBA financing may not be made available to certain SBICs for such loans.

WE WILL BE DEPENDENT ON DIVIDENDS FROM ELK AND ANY FUTURE SUBSIDIARIES FOR OUR OPERATING INCOME AND CASH FLOW.

     We are a holding company and we derive and will derive most of our operating income and cash flow from our subsidiaries. Currently, we derive all of our income from Elk. While we intend to commence other operations, either directly or through other subsidiaries we establish or acquire, we do not currently have any other such operations. As a result, we rely entirely upon distributions from Elk to generate the funds necessary to make dividend payments and other distributions to our stockholders. Funds are provided to us through dividends, but there can be no assurance that Elk or any other subsidiaries will be in a position to continue to make such dividend payments. See "Business" and "Distributions."

WE WILL CONTINUE TO QUALIFY FOR TAX TREATMENT AS A REGULATED INVESTMENT COMPANY ONLY IF OUR ACTIVITIES COMPLY WITH CERTAIN PROVISIONS OF THE TAX LAW.

RISKS ASSOCIATED WITH DISTRIBUTION REQUIREMENTS AND LEVERAGE

     Ameritrans and Elk have each qualified as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). In any year in which these companies qualify under Subchapter M, they generally will not be subject to federal income tax on investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) that they distribute to stockholders, provided they distribute at least 90% of the investment company taxable income to their stockholders. In addition to the distribution requirement, to qualify as RICs, Elk and Ameritrans must also meet certain income and diversification requirements.

     However, the 1940 Act contains certain asset coverage ratio requirements applicable to investment companies that use leverage, as Elk does and Ameritrans intends to do. Because Elk is an SBIC, it is exempt from these requirements, but Ameritrans will be subject to them. These asset coverage requirements could, under certain circumstances, prohibit Ameritrans from making distributions that are necessary to maintain RIC status. In addition, the asset coverage and distribution requirements limit our ability to retain earnings, establish loss reserves, provide for future growth, and pay for extraordinary items, such as the repayment of debt principal. Qualification as a RIC under Subchapter M is determined on an annual basis and, although Ameritrans and Elk are currently qualified as RICs, we cannot be sure that they will each continue to qualify for such treatment. If they were to elect not to be treated as RICs, or were to fail to qualify for RIC status for any reason, their respective incomes would become fully taxable, and a substantial reduction in the amount of income available for distribution to Ameritrans and its stockholders would result. See "Investment Policies -- Ameritrans Investment Policies," "Federal Income Tax Considerations," and "Regulation."

     The Small Business Investment Act of 1958 (the "1958 Act") and regulations thereunder (the "SBA Regulations") govern the activities of SBICs and under certain circumstances may have the effect of restricting distributions by SBICs, such as Elk. The SBA has made loans to Elk, and Elk has issued debentures in the amount of those loans to the SBA. Under the SBA Regulations, Elk is required to pay any interest due to the SBA on a timely basis. Historically, Elk has made timely payment of interest due to the SBA. However, if Elk were unable to do so in the future for any reason at a time when it had investment company taxable income, it could be prohibited by SBA Regulations from making the distributions necessary to maintain its qualification as a RIC. Under such circumstances, in order to comply with the SBA Regulations and the RIC distribution requirements, Elk would have to request and receive a waiver of the SBA's restrictions. In the absence of a waiver, compliance with the SBA Regulations could result in loss of RIC status by both Elk and Ameritrans, and the consequent imposition of corporate tax on both companies.

     In addition, Elk must comply with certain covenants contained in its loan agreements with its banks. If we do not comply with these covenants and do not obtain waivers from the banks should a default occur and remain continuing, Elk could be prohibited from paying dividends. If Elk were unable to remedy the default and distribute its income to its stockholder, both Elk and Ameritrans would lose their RIC status and be subject to corporate taxes.

RISKS ASSOCIATED WITH DIVERSIFICATION REQUIREMENTS

     We intend to continue to pursue an expansion and diversification strategy in our loan and investment business, and believe that there are growth opportunities in the areas of small and medium-sized businesses. However, the asset diversification requirements under the Internal Revenue Code could restrict such expansion. These requirements provide, in part, that not more than 25% of the value of a RIC's total assets may be invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers controlled by such RIC that are engaged in similar or related trades or businesses. Our investment in Elk will not be subject to this diversification test so long as Elk is a RIC. However, our investment in Elk Capital and any other subsidiaries may be subject to this test. The test is initially calculated at the time the assets are acquired; however, subsequent growth of a non-RIC subsidiary, if internally generated (as opposed to growth via acquisitions), will not violate the diversification requirement even if it represents in excess of 25% of Ameritrans' total assets. If Ameritrans fails the diversification test at any time in the future, it would lose its RIC status, with the consequences described above. Accordingly, our maintenance of RIC status could limit our ability to expand and diversify our business. Our principal focus will be to expand our business through internally generated growth and only to consider an acquisition if, giving effect to the acquisition, the Internal Revenue Code's diversification requirements would be met. See "Federal Income Tax Consequences."

OUR SUCCESS IS DEPENDENT UPON OUR MANAGEMENT, PARTICULARLY GARY C. GRANOFF.

     Our ability to maintain our competitive position depends on retaining the services of our senior management. The loss of the services of one or more members of senior management could have a material adverse effect on us. In particular, we are largely dependent on the continued efforts of Gary C. Granoff, who is our President and Chairman of our Board of Directors, Ellen M. Walker, Executive Vice President and a director, and Lee A. Forlenza, Senior Vice President and a director.

     We have recently entered into employment agreements with all of our senior management. We are also the beneficiary of a "key person" life insurance policy on the life of Mr. Granoff. The proceeds of this policy have been assigned to our banks as additional collateral for our loans. See "Management."

     We intend to hire, upon completion of the Offering additional staff to assist in our future expansion. If we are unable to recruit and hire qualified individuals to fill these positions, our ability to expand our business operations may be restricted. See "Business -- Employees."

WE ARE CONTROLLED BY OUR PRINCIPAL STOCKHOLDERS, INCLUDING MANAGEMENT STOCKHOLDERS.

     At the conclusion of the Offering, our management and principal stockholders will own a significant percentage of our Common Stock (approximately 32.00% of the outstanding shares). Stockholders do not have cumulative voting rights. As a result, management and our principal stockholders will continue to be able to exercise substantial influence over any matters requiring the vote of stockholders, including the election of Directors, which could delay or prevent a change in control of Ameritrans. See "Security Ownership of Principal Stockholders" and "Management."

THERE ARE RISKS ASSOCIATED WITH OWNERSHIP OF THE PREFERRED STOCK.


     There are a number of risks associated with an investment in Participating Preferred Stock. The market price for the Participating Preferred Stock will be influenced by changes in interest rates, and other factors, and may be influenced by the portion of the Company's assets consisting of unrealized appreciation, the relative percentage of dividends on the Participating Preferred Stock consisting of net investment income and net realized long-term capital gains and other factors. The Participating Preferred Stock is subject to redemption under specified circumstances, and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate of return than that of the Participating Preferred Stock. Unless the Company redeems the Participating Preferred Stock, the

Participating Preferred Stock is perpetual. The Participating Preferred Stock is not a debt obligation of the Company. The Participating Preferred Stock would be junior in respect of the payment of interest and liquidation preference to any indebtedness incurred by the Company. Although not anticipated, precipitous declines in the value of the Company's assets could result in the Company having insufficient assets to redeem all of the Participating Preferred Stock for the full Redemption Price.

THE MARKET PRICE OF THE COMMON STOCK WILL FLUCTUATE, AND COULD FLUCTUATE SIGNIFICANTLY.

     The Ameritrans Common Stock is listed on the NASDAQ SmallCap Market under the symbol "AMTC", and prior to our acquisition of Elk, its Common Stock was listed under the symbol "EKFG." Historically, there has been a low trading volume in the Elk Common Stock.

See "Price Range of Common Stock."

     The market price of the Common Stock will fluctuate, and could fluctuate significantly, in response to various factors and events, including the following:

     o    the liquidity of the market for the Common Stock;

     o differences between our actual financial or operating results and those expected by investors and analysts;

     o    changes in analysts' recommendations or projections;

     o new statutes or regulations or changes in interpretations of existing statutes and regulations affecting our business;

     o    changes in general economic or market conditions; and

     o    broad market fluctuations.

REDEMPTION OF REDEEMABLE WARRANTS.

     If the Warrants are called for redemption by the Company, Warrantholders will have thirty days to exercise their rights to purchase shares of Common Stock. If holders of the Warrants do not exercise them before they are redeemed, the holders thereof would lose the benefit of the difference between the market price of the underlying Common Stock and the exercise price of such Warrants, as well as any possible future price appreciation in the Common Stock. If the Warrants are exercised, existing stockholders may be diluted and the market price of the Common Stock may be adversely affected. A Warrantholder who fails to exercise the Warrants before they are redeemed will receive only $.10 per Warrant. Redemption of the Warrants could force the holders to exercise the Warrants when it may be disadvantageous to do so, or sell the Warrants at the market value of the Warrants at the time of redemption. See "Description of Securities--Warrants."

RESTRICTIONS ON MARKETMAKING ACTIVITIES DURING WARRANT SOLICITATION.

     To the extent that the Underwriter solicits the exercise of Warrants, it may be prohibited by Regulation M under the Exchange Act from engaging in marketmaking activities during such solicitation and for up to five days preceding such solicitation. As a result, the Underwriter will be unable to continue to provide a market for the Company's securities during certain periods while the Warrants are exercisable which could reduce liquidity in the Common Stock. The Underwriter is not obligated to act as a marketmaker. See "Underwriting."

NASDAQ LISTING AND CONTINUED LISTING REQUIREMENTS.

     The Company's securities will be listed on the date of this Prospectus on the NASDAQ SmallCap Market, Inc. ("NASDAQ"). For continued listing on NASDAQ, a company, among other things, must have at least $2,500,000 in stockholders' equity, 500,000 shares in the public float with a market value of $1,000,000, and a minimum bid price of $1.00 per share. If the Company cannot satisfy the requirements for continued quotation on NASDAQ, trading, if any, in the securities offered hereby would be conducted in the over-the-counter market in what are commonly referred to as the "pink sheets" or on the NASD OTC Electronic Bulletin Board. As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the securities, and the liquidity of the Company's securities will be adversely affected.

NO PRIOR PUBLIC MARKET FOR THE UNITS, PARTICIPATING PREFERRED STOCK AND WARRANTS; POTENTIAL LIMITED TRADING MARKET; POSSIBLE VOLATILITY OF PRICES.

     Prior to this Offering, there has been no public market for the Units, Participating Preferred Stock or the Warrants, and there can be no assurance that an active trading market for such securities will ever develop or be maintained. In the absence of such a market, an investor may find it difficult to sell the Units, Participating Preferred Stock or Warrants offered hereby. The public offering price of the Units and the exercise price of the Warrants were determined by negotiation between the Company and the Representative, and may not be indicative of the market price for such securities in the future.

THE MARKET PRICE OF OUR SECURITIES MAY DECLINE DUE TO SHARES ELIGIBLE FOR FUTURE SALE.

     Future sales of substantial amounts of Common Stock in the public market, or the perception that such sales could occur, could adversely affect prevailing market prices from time to time. In addition, several of our principal stockholders and entities affiliated with them hold a significant portion of our outstanding Common Stock, and a decision by one or more of these stockholders to sell their shares could adversely affect the market price of the Common Stock.

     Upon completion of the Offering, we will have outstanding 2,070,600 shares of Common Stock, 325,000 shares of our Participating Preferred Stock and 325,000 Warrants. Except for the shares currently owned or subsequently acquired by our affiliates, in this Offering or otherwise, the outstanding shares of Common and the 325,000 shares of Common Stock, Participating Preferred Stock and Warrants to be sold in this Offering will be freely tradable without restriction under the Securities Act of 1933 (the "Securities Act").

     The shares owned by our affiliates may be sold in accordance with the conditions of Rule 144 of the Securities Act. In general, under Rule 144, an affiliate would be entitled to sell in brokers' transactions or to market makers within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of the Common Stock (approximately 20,706 shares, based on the number of shares outstanding after the Offering), or the average weekly trading volume of the Common Stock on the Nasdaq SmallCap Market during the four calendar weeks preceding the date on which notice of the sale is filed with the Securities and Exchange Commission (the "SEC"). Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about the company.

     To date, we have granted under our 1999 Employee Plan options to purchase 100,000 shares of Common Stock. In addition, options to purchase a total of 27,780 shares of Common Stock have been granted under the Director Plan. The Board of Directors and shareholders have approved amendments to both stock option plans which increase the number of shares authorized under the 1999 Employee Plan to 200,000 and the Director Plan to 125,000. The amendment of the Director Plan is still subject to the approval of the Securities and Exchange Commission.

     We intend to file a registration statement under the Securities Act to register the shares reserved for issuance under the 1999 Employee Plan and the Director Plan. Shares issued upon exercise of outstanding stock options after the effective date of such registration statement generally will be tradable without restriction under the Securities Act.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR FORECAST IN THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PROSPECTUS.

     This Prospectus contains forward-looking statements that have been made under the provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts, but, rather, are based on current expectations, estimates, and projections about our industry, our beliefs, and assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance, and are subject to certain risks, uncertainties, and other factors, some of which are beyond our control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. These risks and uncertainties include those described in "Risk Factors" and elsewhere in this Prospectus. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our management's view only as of the date of this Prospectus. We undertake no obligation to update these statements or publicly release the result of any revisions to the forward-looking statements that we may make to reflect events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events.

                                 USE OF PROCEEDS

     We estimate that the net proceeds to us from the Offering, after deducting offering expenses, will be approximately $4,972,250, based upon a public offering price of $19.00.

     We intend to use the net proceeds as follows:

     o    $3,000,000 to fund Elk's loan and investment portfolio.

     o $1,972,250 to fund our expanded and diversified non-SBIC business, which may be conducted directly by Ameritrans or through other subsidiaries. We anticipate that a portion of this amount will be used to fund the activities of Elk Capital, which will not be a RIC and will, therefore, not be required to make distributions to its stockholders. This will enable us to use any after-tax earnings of Elk Capital to internally finance growth.

     Until we apply the proceeds to the purposes described above, we intend to temporarily reduce the aggregate amounts outstanding under Elk's revolving credit facilities by temporarily repaying debt in the aggregate amount of up to $4,972,250, with various interest rates based on the Company's choice of the lower of either the reserve adjusted LIBOR rate plus 150 basis points or 1/2% below the banks' prime rates plus certain fees. To the extent we have paid down our lines of credit, we will reborrow from time to time amounts available under Elk's existing revolving credit facilities and any similar facilities we may be able to arrange for Ameritrans. See "Business -- Source of Funds."

     The allocation of net proceeds set forth above represents our best estimates of their use. Because Ameritrans has not commenced significant operations other than through Elk, we cannot determine with certainty how much of our expanded and diversified business we will do directly in Ameritrans and how much through Elk Capital or other new specialized subsidiaries. We also may acquire other related businesses. We have entered into discussions from time to time with potential acquisition candidates; however, any discussions are preliminary and we have not entered into any definitive agreements with respect to such acquisitions at this time.

     The net proceeds actually allocated to the operations of Elk and our proposed new operations may vary based on numerous factors, such as the nature of the investment and lending opportunities that become available to us, changes in the regulatory environment affecting taxi ownership and operations in various cities and changes in SBA regulations. We therefore reserve the right to reallocate net proceeds of this offering among our various investing and lending operations as our management, in its sole discretion, deems advisable.

     Any portion of the proceeds that we do not use to temporarily pay down our indebtedness will be temporarily invested in time deposits, income-producing securities with maturities of 15 months or less that are issued or guaranteed by the federal government or agencies thereof, and high quality debt securities maturing in one year or less from the time of investment.

     We expect that the net proceeds will be applied as set forth above within 12 months of the Offering.

                                    DILUTION

     The consolidated net tangible book value of Ameritrans at December 31, 2001 was $12,980,441 (unaudited). The Company declared a dividend on January 9, 2002 for the three months ended December 31, 2001 of $.18 per share, or $314,208, which reduced book value on an adjusted basis to $12,666,233 or $7.26 per share. "Net tangible book value per share" is the tangible net worth (total tangible assets less total liabilities) of Ameritrans divided by the number of shares of Common Stock outstanding. Based upon an assumed public offering price per share of $19.00 and after giving effect to the sale of the Units offered hereby (after deducting the amount attributable to the Participating Preferred Stock, estimated offering expenses and attributing no portion of the value to the Warrants), the PRO FORMA net tangible book value of Ameritrans at December 31, 2001 would have been $13,738,483 or $6.64 per share, representing an immediate decrease in net tangible book value of $0.62 per share to existing common stockholders and an immediate dilution of $0.36 per share to the investors purchasing the shares of Common Stock in the Offering ("New Investors").

     The following table illustrates this dilution to New Investors:

Public offering price per Unit ....................................                  $19.00
Amount attributable to Participating Preferred Stock ..............                  $12.00
                                                                                     ------
Amount attributable to Common Stock ...............................                  $ 7.00
Net tangible book value per common share before the Offering ......    $ 7.26
Decrease per common share attributable to the sale of Common
Stock to New Investors ............................................    $ 0.62
                                                                       ------
Net tangible book value per common share after the Offering .......                  $ 6.64
                                                                                     ------
Dilution to New Investors .........................................                  $ 0.36
                                                                                     ======

                                    DIVIDENDS

     Before Ameritrans acquired Elk, its stockholders were the stockholders of Elk and received dividends directly from Elk. Elk registered under the 1940 Act for the fiscal year ended June 30, 1984, and declared and paid dividends to holders of Common Stock for the fiscal years ended June 30, 1984, through June 30, 1992. Thereafter, Elk paid dividends per share for the fiscal years ended June 30, 1997, 1998, 1999, 2000, 2001 and for fiscal 2002 through the date of this prospectus as follows: 1997 -- $.74, 1998 -- $.65, 1999 -- $.72, 2000 --
$.72, 2001-- $.39 and 2002 to date --$.365. Ameritrans intends to pay a special dividend from estimated earnings for the period January 1, 2002, through a date immediately preceding the effective date of this Offering to shareholders of record as of such date. Purchasers in this Offering will only receive dividends from earnings accrued subsequent to the effective date of this Offering. Ameritrans intends to distribute at least 90% of its investment company taxable income on a quarterly basis to its stockholders.

     Elk and Ameritrans have elected to be treated for tax purposes as RICs under the Internal Revenue Code. As RICs, neither Ameritrans nor Elk is subject to federal income tax on any investment company taxable income that it distributes to its stockholders, if at least 90% of its investment company taxable income is distributed to its stockholders. Investment company taxable income includes, among other things, dividends and interest reduced by interest and operating expenses. Initially, substantially all of Ameritrans' investment company taxable income is expected to be comprised of cash dividends paid to it by Elk. Substantially all of Elk's net income is investment company taxable income and is derived from interest received on outstanding loans. See "Federal Income Tax Considerations."

     We do not currently expect Ameritrans to have any material capital gains; however, to the extent that it does, it may either distribute them annually or retain them, pay the capital gains tax and apply any after-tax amounts to retained earnings for corporate use. Our ability to make dividend payments is restricted by certain asset coverage requirements under the 1940 Act and is dependent upon maintenance of our status as a RIC under the Internal Revenue Code. The ability of Elk and, therefore, of Ameritrans, to make dividend payments is further restricted by certain financial covenants contained in the credit agreements with Elk's banks, by SBA rules and under the terms of the SBA subordinated debentures. See "Regulation" and "Federal Income Tax Considerations."

     Elk Capital is not a RIC, and Ameritrans may establish other subsidiaries that are not RICs. Non-RIC subsidiaries would not be required to make distributions to Ameritrans. In such cases, unless Ameritrans required distributions from such non-RIC subsidiaries to fund the distributions it is required to make as a RIC, these subsidiaries would use income, if any, to fund their operations.

                           PRICE RANGE OF COMMON STOCK

     The Elk Common Stock was listed on the Nasdaq SmallCap Market on June 22, 1998, under the symbol EKFG, prior to which it had been quoted by the National Daily Quotation Bureau in the "pink sheets." Since December 16, 1999, when Ameritrans acquired Elk, its Common Stock has been listed on the Nasdaq SmallCap Market under the symbol "AMTC." Prior to this offering Ameritrans had not publicly distributed any shares of any class of Preferred Stock or warrants.

     The following tables show the high and low sale prices per share of Common Stock as reported by Nasdaq for the fiscal years ended June 30, 1999, 2000, 2001 and the current fiscal year to February 11, 2002.

     The tables also show, for the same periods, the net asset value per share, the premium of high sale price to net asset value, and the premium of low sale price to net asset value. Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values are based on outstanding shares at the end of each period. Due to the limited number of transactions involving the Common Stock during the periods presented below, the public trading market with respect to our securities has been limited.


                                                                         PREMIUM             PREMIUM
                                                          NET ASSET      OF HIGH              OF LOW
                                                          VALUE PER   SALES PRICE TO    SALES PRICE TO NET
ELK                                     SALE                SHARE    NET ASSET VALUE %     ASSET VALUE %
---                           -----------------------       -----    -----------------     -------------
                                HIGH           LOW
                              --------       -------
FISCAL 1999
1st Quarter ................    11.25          9.50          7.84           43%               21%
2nd Quarter ................    11.00          9.125         7.85           40%               16%
3rd Quarter ................    10.625         8.875         7.85           35%               13%
4th Quarter ................     9.87          7.50          7.87           25%               -5%
FISCAL 2000
1st Quarter ................    14.125         7.00          7.88           79%              -11%
2nd Quarter
 (through December
 16, 1999)(1) ..............    11.50          7.50

AMERITRANS
----------
2nd Quarter (from
 December 16, 1999)(1) .....    11.50          7.50          7.68           50%               -2%
3rd Quarter ................    10.00          6.00          7.57           28%              -22%
4th Quarter ................     9.25          6.00          7.38           25%              -19%
FISCAL 2001
1st Quarter ................    10.00          7.125         7.43           35%               -4%
2nd Quarter ................     9.25          4.125         7.42           25%              -44%
3rd Quarter ................     7.375         4.625         7.25            2%              -36%
4th Quarter ................     5.25          4.00          7.34          -28%              -46%
FISCAL 2002
1st Quarter ................     5.75          4.00          7.52          -24%              -47%
2nd Quarter ................     9.00          4.33          7.44           21%              -42%
3rd Quarter ................
 (through February 11, 2002)     7.15          6.50

     On February 11, 2002, the closing sale price for a share of our Common Stock was $7.00, as reported by Nasdaq.

--------------
(1) Stock prices shown are the high and the low for the quarter.

                                 CAPITALIZATION


     The following table sets forth (i) consolidated capitalization of Ameritrans at December 31, 2001 and (ii) the PRO FORMA capitalization of Ameritrans at December 31, 2001, as adjusted to reflect the effect of the sale of 325,000 Units in this Offering, at an assumed public offering price of $19.00 per Unit (which is assumed to equal the aggregate fair values of the three individual equity instruments comprising the Unit Offering), and after deducting the estimated offering expenses of $3.70 per Unit or a total of $1,202,750, and the application of the estimated net proceeds of $4,972,250 as described in this Prospectus. See "Use of Proceeds" and "Business." This table should be read together with the Selected Financial Information included in this Prospectus.

                                                                                    DECEMBER 31, 2001
                                                                                ----------------------------
                                                                                        (UNAUDITED)

                                                                                  ACTUAL      AS ADJUSTED(3)
                                                                                -----------   --------------
Debt:
Subordinated SBA debentures of subsidiary (Elk) .............................   $ 8,880,000    $ 8,880,000
Notes payable to bank(1) ....................................................    36,970,000     31,997,750
                                                                                -----------    -----------
   Total long-term debt and bank debt .......................................    45,850,000     40,877,750
Stockholders' equity:
   Preferred Stock, $.01 par value, $12.00 face value; 1,000,000 shares authorized; none issued and outstanding (325,000 issued and outstanding
      as adjusted) ..........................................................                    3,900,000
   Common Stock, $.0001 par value; 5,000,000 shares
      authorized; 1,745,600 shares issued and outstanding,
      (2,070,600 issued and outstanding as adjusted)(2) .....................           175            207
   Additional paid-in capital ...............................................    13,471,474     14,543,692
   Accumulated deficit ......................................................      (505,278)      (505,278)
   Cumulative other comprehensive income ....................................        14,070         14,070
                                                                                -----------    -----------
   Total stockholders' equity ...............................................    12,980,441     17,952,691
                                                                                -----------    -----------
Total capitalization ........................................................   $58,830,441    $58,830,441
                                                                                ===========    ===========

-------------------
(1) We intend to temporarily repay up to $4,972,250 of indebtedness with the proceeds of this Offering. See "Use of Proceeds."

(2) Excludes an aggregate of (i) 100,000 shares issuable pursuant to immediately exercisable options outstanding at December 31, 1999, (ii) 25,000 shares reserved for issuance upon the exercise of additional options that may be granted under our Employee Stock Option Plan, and (iii) 75,000 shares authorized under our Non-Employee Director Stock Option Plan, pursuant to which, options to purchase 27,780 shares have been granted. See
    "Management -- Stock Option Plans" and "Shares Eligible for Future Sale."

(3) Excludes dividends declared for the quarter ended December 31, 2001 of $314,208 on January 9, 2002 to stockholders of record on January 22, 2002 and paid January 30, 2002.

                         SELECTED FINANCIAL INFORMATION

     On December 16, 1999, Ameritrans acquired Elk in a share-for-share exchange. Prior to the acquisition, Elk had been operating independently and Ameritrans had no operations.

     The tables below contain certain summary historical financial information of Ameritrans and Elk. The results for the six months ended December 31, 2001 do not necessarily indicate the results to be expected for the full year ending June 30, 2002. You should read these tables in conjunction with the consolidated financial statements of Ameritrans, and the Notes thereto, (the "Financial Statements") included elsewhere in this Prospectus and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                                                                                          FOR THE SIX MONTHS ENDED
                                                         FISCAL YEAR ENDED JUNE 30,                              DECEMBER 31,
                                    ------------------------------------------------------------------     ------------------------
                                       2001           2000         1999          1998          1997           2001          2000
                                    -----------    ----------   -----------   ----------    ----------     ----------    ----------
                                                                                                                 (Unaudited)
STATEMENT OF OPERATIONS DATA
Investment Income .................  $6,439,792    $6,602,397    $5,583,894   $4,606,456    $4,023,795     $2,992,350    $3,222,538
                                    -----------    ----------   -----------   ----------    ----------     ----------    ----------
Interest Expense ..................   3,392,202     3,345,526     2,498,284    1,840,731     1,582,700      1,372,578     1,744,770
Other Expenses ....................   2,065,724     2,528,806     1,844,949    1,852,262     1,408,034        930,691     1,024,693
                                    -----------    ----------   -----------   ----------    ----------     ----------    ----------
Total Expenses ....................   5,457,926     5,874,332     4,343,233    3,692,993     2,990,734      2,303,269     2,769,463
                                    -----------    ----------   -----------   ----------    ----------     ----------    ----------
Operating Income Before Loss on
   Assets Acquired in Satisfaction
    of Loans ......................     981,866       728,065     1,240,661      913,463     1,033,061        689,081       453,075
                                    -----------    ----------   -----------   ----------    ----------     ----------    ----------
Loss on Assets Acquired in
   Satisfaction of Loans ..........    (122,912)      (61 546)      (11,272)     (14,649)       (8,923)       (50,166)      (55,769)
Other Income (Expense) ............    (276,549)     (440,196)        7,200       38,798        24,885          6,782        12,130
Benefit of (Provision for) Income
   Taxes(1) .......................      (7,896)      (13,571)          769       (3,271)      (28,676)        (1,070)       (7,440)
                                    -----------    ----------   -----------   ----------    ----------     ----------    ----------
Net Income ........................ $   574,509    $  212,752   $ 1,237,358   $  934,341    $1,020,347     $  644,627    $  401,996
                                    -----------    ----------   -----------   ----------    ----------     ----------    ----------
Net Income Per Common Share
   (basic and diluted) ............ $       .33    $      .12   $       .71   $      .62    $      .79     $ .37         $      .23
                                    -----------    ----------   -----------   ----------    ----------     ----------    ----------
Common Stock Dividends Paid ....... $   676,421(2) $1,256,832   $1,256,832    $  986,724    $  946,655     $  637,144(3) $        0
                                    -----------    ----------   -----------   ----------    ----------     ----------    ----------
Common Stock Dividends Paid
 Per Common Share ................. $     .39(2)   $      .72   $       .72   $       .65   $      .74     $     .365(3) $        0
                                    -----------    ----------   -----------   -----------   ----------     ----------    ----------
Weighted Average Shares of Common
 Stock Outstanding ................   1,745,600     1,745,600     1,745,600     1,518,969     1,283,600     1,745,600     1,745,600
                                    -----------    ----------   -----------   -----------   -----------    ----------    ----------
Net change to accumulated other
   comprehensive income ........... $  (123,364)   $ (124,319)  $    62,964   $   140,548   $    58,241    $        0    $        0
                                    -----------    ----------   -----------   -----------   -----------    ----------    ----------

                                                                  JUNE 30,                                       DECEMBER 31,
                                    -------------------------------------------------------------------   ------------------------
                                       2001          2000          1999          1998           1997          2001        2000
                                    -----------   -----------   -----------   -----------   -----------   -----------  -----------
                                                                                                                (UNAUDITED)
BALANCE SHEET DATA
Loans Receivable .................. $54,559,970   $56,806,579   $51,103,932   $41,590,000   $33,249,206   $55,653,678  $56,159,543
Unrealized depreciation of
 investments ......................    (318,500)     (380,000)     (380,000)     (295,000)     (325,000)     (318,500)    (572,000)
                                    -----------   -----------   -----------   -----------   -----------   -----------  -----------
Net of unrealized depreciation of
 investments ......................  54,241,470    56,426,579    50,723,932    41,295,000    32,924,206    55,335,178   55,587,543
Total assets ...................... $57,984,869   $60,294,624   $54,510,801   $45,399,738   $37,026,021   $59,483,036  $59,885,115
                                    -----------   -----------   -----------   -----------   -----------   -----------  -----------
Notes payable and demand notes .... $35,550,000   $37,800,000   $31,000,000   $22,085,000   $16,820,000   $36,970,000  $37,000,000
Subordinated SBA debentures .......   8,880,000     8,880,000     8,880,000     8,880,000     8,880,000     8,880,000    8,880,000
Total liabilities .................  45,177,743    47,410,598    40,772,584    31,705,011    25,993,253    46,502,595   46,930,757
                                    -----------   -----------   -----------   -----------   -----------   -----------  -----------
Total stockholders' equity ........ $12,807,126   $12,884,026   $13,738,217   $13,694,727   $11,032,768   $12,980,441  $12,954,358
                                    ===========   ===========   ===========   ===========   ===========   ===========  ===========

---------------
(1) Elk, since the fiscal year ended June 30, 1984, has elected and qualified to be taxed as a regulated investment company and substantially all taxable income was required to be distributed to stockholders. Therefore, only minimal taxes were required to be paid.

(2) Includes a dividend of $.085 per share for the quarter ended June 30, 2001, which was declared October 11, 2001 and was paid to stockholders on October 31, 2001.

(3) Includes dividend of $.18 per share for the quarter ended December 31, 2001, which was declared January 9, 2002 and was paid to stockholders on January 30, 2002.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                              RESULTS OF OPERATIONS

     You should read the following discussion in conjunction with the financial statements and notes to financial statements. The results described below are not necessarily indicative of the results to be expected in any future period. Certain statements in this discussion and analysis, including statements regarding our strategy, financial performance, and revenue sources, are forward-looking statements based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including those described in "risk factors" and elsewhere in this prospectus.

GENERAL

     Ameritrans acquired Elk in December 16, 1999, and to date we have had no activities other than the acquisition and operation of Elk. Elk is an SBIC that has been operating since 1980, making loans to (and, to a limited extent, investments in) small businesses, primarily businesses that are majority-owned by persons who qualify under SBA Regulations as socially or economically disadvantaged. Most of Elk's business has consisted of originating and servicing loans collateralized by Chicago, New York City, Boston, and Miami taxi medallions, but Elk also makes loans to and investments in other diversified businesses and to persons who qualify under SBA Regulations as "non-disadvantaged."

     Historically, Elk's earnings have been derived primarily from net interest income, which is the difference between interest earned on interest-earning assets (consisting of business loans), and the interest paid on interest-bearing liabilities (consisting of indebtedness to Elk's banks and subordinated debentures issued to the SBA). Net interest income is a function of the net interest rate spread, which is the difference between the average yield earned on interest-earning assets and the average interest rate paid on interest-bearing liabilities, as well as the average balance of interest-earning assets as compared to interest-bearing liabilities. Unrealized depreciation on loans and investments is recorded when Elk adjusts the value of a loan to reflect management's estimate of the fair value, as approved by the Board of Directors. See Note 1 of "Notes to Consolidated Financial Statements."

     The information contained in this section should be used in conjunction with the consolidated Financial Statements and Notes therewith appearing on Form 10-Q for the period ended December 31, 2001 and the Company's Annual Report on Form 10-K for the year ended June 30, 2001.

GENERAL

     The Company is licensed by the Small Business Administration (SBA) to operate as a Small Business Investment Company (SBIC) under the Small Business Investment Act of 1958, as amended. The Company has also registered as an investment company under the Investment Company Act of 1940.

     The Company primarily makes loans and investments to persons who qualify under SBA regulation as socially or economically disadvantaged and loans and investments to entities which are at least 50% owned by such persons. The Company also makes loans and investments to persons who qualify under SBA regulation as "non-disadvanged". The Company's primary lending activity is to originate and service loans collateralized by New York City, Boston, Chicago and Miami taxicab medallions. The Company also makes loans and investments in other diversified businesses.

RESULTS OF OPERATIONS FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND 2000.

TOTAL INVESTMENT INCOME

     The Company's investment income for the six months ended December 31, 2001 decreased to $2,992,350 from $3,222,538 or 7% as compared with the six months ended December 31, 2000. This decrease was mainly due to leveling of the portfolio due to the economic environment and the fact that the Company was more than 90% drawn on its available bank credit lines. As a result, the Company began to slowdown expansion in its

Chicago medallion and diversified loan portfolio. Investment income was also reduced because of lower interest rates. The portfolio was $55,653,678 at December 31, 2001 vs $56,159,543 at December 31, 2000.

OPERATING EXPENSES

     Interest expenses for the six month period ended December 31, 2001 decreased $372,192 to $1,372,578 when compared with the six months ended December 31, 2000. This decrease was due to lower interest rates charged during the period. Other operating expenses increased $39,850 mainly due to increase in payroll costs during the current year. Depreciation in value of loans for the six month period ended December 31, 2000 was $194,298 vs $54,843 in the current period ended December 31, 2001.

RESULTS OF OPERATIONS FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

TOTAL INVESTMENT INCOME

     The Company's investment income decreased by $162,605 to $6,439,792 for the year ended June 30, 2001, when compared with the year ended June 30, 2000. The decrease was due to a decrease in interest earned on the loan portfolio of $11,308 combined with a decrease in fees and other income of $151,297. This decrease reflects the leveling of the Company's portfolio which occurred during its merger discussions with Medallion.

OPERATING EXPENSES

     Interest expense increased by $46,676 to $3,392,202 when compared with the prior year due to increased interest rates during the beginning of the fiscal year combined with increased average outstanding loan balance during the year. Other operating expenses decreased to $1,963,401 for the year ended June 30, 2001, as compared with $1,972,506 in the prior year due to a slowdown of Chicago medallion loan deals. Write off and depreciation on loans receivable decreased $392,611 to $225,235 during the year ended June 30, 2001, as compared with the year ended June 30, 2000. During the year ended June 30, 2001 the Company expensed costs incurred in connection with the proposed merger with Medallion Financial Corp. in the amount of $413,186. These costs were non operational and a one time charge.

NET INCOME

     Net income ended June 30, 2001, increased $361,757 to $574,509. This increase was mainly due to decreased write off and depreciation on loans receivable of $392,611 and a decrease in other expenses of $163,647. This was offset by a decrease in investment income of $162,605 and various other changes in other operating expenses.

RESULTS OF OPERATION FOR THE YEARS ENDED JUNE 30, 2000 AND 1999

TOTAL INVESTMENT INCOME

     The Company's investment income increased by $1,018,503 to $6,602,397 for the year ended June 30, 2000, when compared with the year ended June 30, 1999. The increase was due to an increase in interest earned on the loan portfolio of $979,551 plus an increase in other fees and income of $38,952. This reflects Elk's decision to maximize stockholders' return by maximizing the use of bank financing.

OPERATING EXPENSES

     Interest expenses increased by $847,242 to $3,345,526 when compared with the prior year due to Elk's strategy to maximize bank financing which rose to $37,800,000 as of June 30, 2000 as compared to $31,000,000 at June 30, 1999.
Other operating expenses increased to $1,972,506 for the year ended June 30, 2000, as compared with $1,709,756 in the prior year. Write off and depreciation on loans receivable increased $471,381 to $617,846 during the year ended June 30, 2000 as compared with the year ended June 30, 1999. During the year ended June 30, 2000, as part of the share exchange the Company expensed costs incurred in the amount of $423,045. In addition, in conjunction with the proposed merger with Medallion Financial Corp., the Company set aside its proposed offering of securities which resulted in a write-off of offering costs in the amount of $256,087. These costs were non-operational and a one time charge.


NET INCOME

     Net income for the year ended June 30,2000, decreased $1,024,606 to $212,752. This decrease was mainly due to increased write off and depreciation on loans receivable of $471,381, a one time write off of offering costs of $256,087 and recapitalization costs of $423,045.

BALANCE SHEET AND RESERVES

     Total assets increased by $1,498,167 as of December 31, 2001, when compared with the balance sheet as of June 30, 2001. This increase was due to management's decision to expand its portfolio.During the period the Company raised its bank debt by $1,420,000.

ASSET / LIABILITY MANAGEMENT

INTEREST RATE SENSITIVITY

     Ameritrans, like other financial institutions, is subject to interest rate risk to the extent its interest- earning assets (consisting of medallion loans and commercial loans) rise or fall at a different rate over time in comparison to its interest-bearing liabilities (consisting primarily of its credit facilities with banks and subordinated SBA debentures).

     A relative measure of interest rate risk can be derived from Ameritrans' interest rate sensitivity gap i.e. the difference between interest-earning assets and interest-bearing liabilities, which mature and/or reprice within specified intervals of time. The gap is considered to be positive when repriceable assets exceed repriceable liabilities and negative when repriceable liabilities exceed repriceable assets. A relative measure of interest rate sensitivity is provided by the cumulative difference between interest sensitive assets and interest sensitive liabilities for a given time interval expressed as a percentage of total assets.

     Ameritrans' interest rate sensitive assets were $55.6 million at December 31, 2001 and interest rate sensitive liabilities were $45.9 million at December 31, 2001. Having interest-bearing liabilities that mature or reprice more frequently on average than assets may be beneficial in times of declining interest rates, although such an asset/liability structure may result in declining net earnings during periods of rising interest rates. Abrupt increases in market rates of interest may have an adverse impact on our earnings until we are able to originate new loans at the higher prevailing interest rates. Conversely, having interest-earning assets that mature or reprice more frequently on average than liabilities may be beneficial in times of rising interest rates, although this asset/liability structure may result in declining net earnings during periods of falling interest rates. This mismatch between maturities and interest rate sensitivities of our interest-earning assets and interest-bearing liabilities results in interest rate risk.

     The effect of changes in interest rates is mitigated by regular turnover of the portfolio. Based on past experience, Ameritrans anticipates that approximately 20% of the portfolio will mature or be prepaid each year. Ameritrans believes that the average life of its loan portfolio varies to some extent as a function of changes in interest rates. Borrowers are more likely to exercise prepayment rights in a decreasing interest rate environment because the interest rate payable on the borrower's loan is high relative to prevailing interest rates. Conversely, borrowers are less likely to prepay in a rising interest rate environment.

INTEREST RATE SWAP AGREEMENTS

     Ameritrans manages the exposure of the portfolio to increases in market interest rates by entering into interest rate swap agreements to hedge a portion of its variable-rate debt against increases in interest rates and by incurring fixed-rate debt consisting primarily of subordinated SBA debentures.

         On October 15, 1998, the Company entered into an interest rate swap transaction with a bank for $5,000,000 which expired on October 8, 2001 and was not renewed. On June 11, 2001, the Company entered into an interest rate swap transaction with a bank for $10,000,000 expiring on June 11, 2002. On June 11, 2001, the Company entered into another interest rate swap transaction for $15,000,000 with this bank expiring June 11, 2003. These Swap transactions were entered into to protect the Company from an upward movement in interest rates relating to outstanding bank debt (see Note 6 for terms and effective interest rates). These Swap transactions call for a fixed rate of 4.95%, 4.35% and 4.95%, respectively for the Company and if the floating one- month LIBOR rate is below the fixed rate then the Company is obligated to pay the bank for the difference in rates. When the one-month LIBOR rate is above the fixed rate then the bank is obligated to pay the Company for the differences in rates. The effective fixed costs on the outstanding bank debt that was swapped, including the 150 basis points, is 6.45%, 5.85% and 6.45% respectively.

     Ameritrans believes that its bank credit facilities and cash flow from operations (after distributions to stockholders) will be adequate to fund the continuing operations of the Company's loan portfolio. Nevertheless, the Company continues to explore additional options, which may increase available funds for its growth and expansion strategy. In addition, to the application for SBA funding described above, these financing options would provide additional sources of funds for both external expansion and continuation of internal growth.

INVESTMENT CONSIDERATIONS

     Interest rate fluctuations may adversely affect the interest rate spread we receive on our taxicab medallion and commercial loans.

     Because we borrow money to finance the origination of loans, our income is dependent upon the differences between the rate at which we borrow funds and the rate at which we loan funds. While the loans in our portfolio in most cases bear interest at fixed-rates or adjustable-rates, we finance a substantial portion of such loans by incurring indebtedness with floating interest rates. As short-term interest rates rise, our interest costs increase, decreasing the net interest rate spread we receive and thereby adversely affect our profitability. Although we intend to continue to manage our interest rate risk through asset and liability management, including the use of interest rate swaps, general rises in interest rates will tend to reduce our interest rate spread in the short term. In addition, we rely on our counterparties to perform their obligations under such interest rate swaps.

     A decrease in prevailing interest rates may lead to more loan prepayments, which could adversely affect our business.

     A borrower is likely to exercise prepayment rights at a time when the interest rate payable on the borrower's loan is high relative to prevailing interest rates. In a lower interest rate environment, we will have difficulty re-lending prepaid funds at comparable rates, which may reduce the net interest spread we receive.

     Lending to small businesses involves a high degree of risk and is highly speculative.

     Our commercial loan activity has increased in recent years. Lending to small businesses involves a high degree of business and financial risk, which can result in substantial losses and should be considered speculative. Our borrower base consists primarily of small business owners that have limited resources and that are generally unable to achieve financing from traditional sources. There is generally no publicly available information about these small business owners, and we must rely on the diligence of our employees and agents to obtain information in connection with our credit decisions. In addition, these small businesses often do not have audited financial statements. Some smaller businesses have narrower product lines and market shares than their competition. Therefore, they may be more vulnerable to customer preferences, market conditions, or economic downturns, which may adversely affect the return on, or the recovery of, our investment in these businesses.

LIQUIDITY AND CAPITAL RESOURCES

     The Company has funded its operations through public and private placements of its securities, bank financing, and the issuance to the SBA of its subordinated debentures.

     During January 1998, Elk completed a private placement of 462,000 shares of Common Stock at $6.50 per share for aggregate gross proceeds of $3,003,000, less offering expenses of $115,000. The net proceeds were utilized to repay bank indebtedness and for working capital. A portion of the proceeds temporarily used to reduce bank indebtedness, up to a maximum of $963,000, was allocated by Elk toward the organization and capitalization of its then new parent company, Ameritrans.

     At December 31, 2001, 81% of Elk's indebtedness was represented by indebtedness to its banks and 19% by the debentures issued to the SBA with fixed rates of interest ranging form 6.12% to 8.20%. Elk currently may borrow up to $40,000,000 under its existing lines of credit, subject to the limitations imposed by its borrowing base agreement with its banks and the SBA, the statutory and regulatory limitations imposed by the SBA, and the availability of funds. In addition, Elk is presently eligible to apply for additional leverage from the SBA if it is determined by the Board of Directors to be in the best interests of the company. No assurance can be given that, if applied for, such additional financing will be approved by the SBA.

     Our sources of liquidity are credit lines with banks, long-term SBA debentures that are issued to or guaranteed by the SBA, loan amortization and prepayment. As a RIC, we distribute at least 90% of our investment company taxable income. Consequently, we primarily rely upon external sources of funds to finance growth.

     Loan amortization and prepayments also provide a source of funding for Elk. Prepayments on loans are influenced significantly by general interest rates, economic conditions and competition.

     Like Elk, Ameritrans will distribute at least 90% of its investment company taxable income and, accordingly, we will continue to rely upon external sources of funds to finance growth. In order to provide the funds necessary for our expansion strategy, we expect to raise additional capital and to incur, from time to time, additional bank indebtedness and (if deemed necessary by management) to obtain SBA loans. There can be no assurances that such additional financing will be available on acceptable terms.

                                    BUSINESS

GENERAL

     Ameritrans Capital Corporation (the "Company" or "Ameritrans") was formed in 1998 to engage in lending and investment activities, primarily with small and medium-sized businesses, directly and through subsidiaries. On December 16, 1999, Ameritrans acquired Elk Associates Funding Corporation ("Elk") in a one-for-one share exchange in which Elk stockholders received shares of common stock of Ameritrans, and Elk became a wholly-owned subsidiary. Elk is a "small business investment company," or "SBIC," formed in 1979 and licensed by the U.S. Small Business Administration ("SBA") in 1980.

     Elk makes loans to the owners of taxi medallion businesses in the Chicago, New York City, Miami and Boston markets and to other small businesses. Elk has never experienced any material losses of principal in connection with taxi financings. Loans made to finance the purchase or continued ownership of taxi medallions, taxis and related assets represented approximately 78% of Elk's loan portfolio as of December 31, 2001. Loans made to finance the acquisition and/or operation of other small businesses constitute the balance of Elk's loan portfolio.

     To date, our only activities have been the operation of Elk. Both Ameritrans and Elk are registered as business development companies, or "BDCs," under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, Ameritrans and Elk are subject to the provisions of the 1940 Act governing the operations of BDCs. Both companies are managed by their executive officers under the supervision of their Boards of Directors, and the same individuals are the executive officers and directors of both companies.

     In addition, both Ameritrans and Elk have elected to be treated as "regulated investment companies," or "RICs," for tax purposes. Under the Internal Revenue Code, as a RIC, we will generally not be subject to U.S. federal corporate income tax on our investment income if we make qualifying distributions of our income to stockholders. As a RIC we qualify for this treatment as long as we distribute at least 90% of our investment company taxable income to our stockholders as dividends. Elk paid qualifying dividends from July 1983 through June 1992 and continuously since June 1996. Since December 16, 1999, when we acquired Elk, these dividends have been payable to Ameritrans as Elk's sole stockholder. Ameritrans has paid dividends to its shareholders since its inception with the exception of the three month periods ended June 30, 2000 and September 30, 2000.

     Because it is an SBIC, Elk's operations are subject to other restrictions, and all loans and investments must comply with applicable SBA Regulations. For example, the interest rate that Elk can charge, the percentage of any other company it can own, the size of the businesses to which it can make loans, and the length of time to the maturity date are limited by SBA rules. Elk's business is funded by loans from banks and, to a lesser extent, by the proceeds of subordinated debentures issued to the SBA. Ameritrans is not an SBIC and is not subject to SBA regulation. See "Elk's Loans" and "Regulation -- The Small Business Act of 1958."

PROPOSED MERGER TERMINATED

     Ameritrans had proposed entering into a merger with Medallion Financial Corp. pursuant to an Agreement and Plan of Merger initially dated May 4, 2000 (the "Merger Agreement"), which was subject to various conditions before the merger could be consummated. On January 31, 2001 the proposed merger was terminated by Ameritrans because the parties were unable to reach mutually agreeable terms for an extension of the closing date.

CURRENT BUSINESS ACTIVITIES

     AMERITRANS. To date, Ameritrans' only activities have been the operation of Elk.

     ELK. Elk was organized primarily to provide long-term loans to businesses eligible for investments by SBICs under the 1958 Act ("Small Business Concerns"). Elk has made loans for financing the purchase or continued ownership of taxi medallions, taxis and related assets.

     Although Elk's certificate of incorporation provides Elk with the authority to invest in the equity capital of Small Business Concerns, Elk makes equity investments in Small Business Concerns on a selective basis, and only to a limited extent. Equity securities in Elk's investment portfolio at December 31, 2001, totaled $486,939 or 0.82% of total assets. Elk may make additional equity investments. However, unless necessary to protect a prior investment of Elk that is at risk, equity investments shall not exceed 20% of Elk's total assets. Elk has one (1) wholly-owned subsidiary, EAF Holding Corporation, formed in 1992, the sole activities of which are to own and operate certain real estate assets acquired in satisfaction of loans.

TAXI MEDALLION FINANCE INDUSTRY AND MARKET OVERVIEW

     CHICAGO TAXI MEDALLION INDUSTRY AND MARKET. As part of its geographic diversification strategy, Elk studied the Chicago taxi medallion market in 1994, and began making loans in Chicago in April, 1995. The taxi market and medallion system in Chicago is regulated by the City of Chicago Department of Consumer Services, Public Vehicle Operations Division. The number of taxi medallions is limited by city ordinances, and until 1988, these ordinances gave control of the majority of the medallions to the two largest taxi operators in Chicago, Yellow Cab Co., and Checker Taxi Co., Inc.

     Since 1988, the taxi industry in Chicago has shifted toward more individual ownership. Over the succeeding 10 years, the Yellow Cab Co. and Checker Taxi Co., Inc., pursuant to a new ordinance, gave 1,300 medallions back to the City, and the City added 100 medallions each year. These medallions were distributed in a lottery system to taxi drivers who had never owned a medallion. By July, 1997, there were a total of 5,700 medallions issued in Chicago, of which Yellow Cab Co. owned approximately 2,071, and the remaining 3,629 were owned by individual owner drivers, or by individual operators who had purchased multiple medallions.

     In December, 1997, the City Council increased the number of medallions by 1,000 additional medallions, which were issued over a period of three years. Of these medallions, 500 were issued in lotteries to taxi drivers who never owned a medallion, and the other 500 were auctioned to the highest bidder. In the November 1998 auction of 150 medallions, there were 499 bids to purchase medallions. The winning bid prices ranged from $57,000 to $63,000 per medallion, which was approximately the same as open market prices for taxi medallions that were sold in Chicago at that time. In the August, 1999 auction of 150 medallions, the winning bid prices ranged from $65,000 to $70,000.

     In October, 2000 the City of Chicago held its final auction of 200 medallions under the program authorized in December, 1997. The City set a minimum bid of $60,000, and all 200 medallions were sold at auction at prices that ranged from $60,000 to $68,000. In July, 2000 the last 200 medallions authorized under the lottery program were distributed by lottery.

     In November, 2000, the City Council passed a new ordinance authorizing the City to auction up to 50 medallions per year through November, 2004, representing a total of 150 medallions over three years. The City Council, however, did not authorize any further lotteries of medallions. The new ordinance also requires purchasers of the medallions to operate a taxi-van instead of the standard taxicab vehicle, which we believe will cost the medallion purchaser three times as much to purchase, equip and prepare as compared to a standard taxicab. As a result, we believe that the 150 medallions, when auctioned, will command lower prices than the prices that would otherwise be available in the market place for the purchase of medallions without the taxi-van requirement.

     On January 21, 1999, the Yellow Cab Co. auctioned 175 medallions in a sealed bid auction at prices equal to the current open market value price for medallions. Subsequent to January, 1999, Yellow Cab Company continued to sell medallions that it owned, and we believe that they have sold approximately 800 additional medallions to owner drivers, who they continue to service in their radio group, and through the Yellow Cab Company operations. We believe that the sale of these additional medallions by Yellow to owner drivers will offer additional financing opportunities for the Company to service their financing needs.

     It has been our experience that as the Chicago market has expanded, it has also become more competitive. In addition, as the City of Chicago and now Yellow Cab Co. supply medallions to the market place, we expect that the taxi medallion market will continue to grow, with more and more owner-drivers and individual owner-operators of multiple medallions. To the extent that there are more owner-operators and individual owner-operators of multiple medallions in the market, we believe that there will be increased opportunities for us to serve this market.

     Chicago city regulations set forth certain qualifications that all owners of taxi medallions must meet, and require that all security interests in medallions be registered with the Department of Consumer Services. The Department of Consumer Services also is involved (along with the City Council) in setting taxi fares, and in setting maximum lease rates that may be charged by owners to lessees of taxis, who drive them on a daily, weekly, or monthly basis.

     CHICAGO MARKETING STRATEGY FOR MEDALLION FINANCING. At the present time, most medallion sales in Chicago are handled through brokers or attorneys. An active market place has developed in Chicago for the purchase and resale of medallions. Elk's most recent experience was that medallions were selling for between $55,000 and $60,000 per medallion. Previously, the City of Chicago imposed a 5% transfer tax on a medallion held for two years or more, a 10% transfer tax on a medallion held for between one and two years, and a 25% transfer tax on a medallion held less than one year. In November 2000 this ordinance was reduced to 10% for the first year and 5% thereafter, and imposed a flat 5% for any foreclosure sale. The recent imposition of the transfer taxes, in addition to being a source of revenue to the City, was also scaled in order to inhibit speculation in the purchase and resale of taxi medallions without the intent of actually operating taxis.

     We believe that as many as 1,000 medallions are bought each year by purchasers, and at today's market value, this would give gross potential volume of approximately $55,000,000. If 80% of these purchases were financed, the annual market for loans to purchase medallions would be $44,000,000 per annum. In addition to purchases and sales of medallions, a substantial market exists for refinancing the indebtedness of existing owners. Based on the number of medallions currently issued and to be issued, we believe the market for financing transfers could exceed $60,000,000 per year.

     THE NEW YORK CITY TAXI MEDALLION INDUSTRY AND MARKET. Under current law, the number of taxi medallions that may be issued by New York City is limited to 12,187. There are two types of medallions: corporate and individual owner-driver. Of the total of 12,187 medallions, 7,058 are corporate medallions and 5,129 are for individually owned cabs. A corporate medallion is issued for a cab owned by a corporation that owns a minimum of two cabs and two corporate medallions (i.e., one corporate medallion per cab). An individual owner-driver may not own more than one cab and one medallion. Corporate medallions are used by large fleet concerns with many taxis and many drivers or by small corporations owning at least two medallions and two taxis driven by two owner-drivers (the so-called "minifleet").

     Only 11,787 medallions could be issued until August 8, 1995, when a law permitting the issuance of up to 400 additional taxi medallions over a three-year period went into effect. The New York City Taxi and Limousine Commission (the "TLC") conducted the sale of 133 medallions in May 1996, 133 medallions in October 1996, and 134 medallions on October 1, 1997. Of these new medallions, 160 were sold to individuals and the balance to minifleets in lots of two.

     At the present time, most medallion sales are handled through brokers. As a result, an active marketplace has developed for the purchase and resale of medallions. The price of a medallion varies with supply and demand. Elk's most recent experience, in February, 2002, was that individually owned medallions sold for approximately $200,000 and corporate medallions sold for approximately $230,000 each. In addition, a 5% New York City transfer tax and various brokerage commissions are additional expenses incurred in the acquisition and sale of a medallion.

     Based upon statistics obtained from the TLC, from 1989 through 1998, the number of corporate medallions that were resold by their holders varied each year from approximately 245 to 440, which suggests that there were between 122 and 220 minifleet corporations in need of financing each year, while the number of individual owner medallions sold each year varied from 250 to 415. Assuming that a typical minifleet financing for purchases of medallions might involve a sum of approximately $450,000, the dollar volume of New York City minifleet financings might range from $55 million to $99 million a year. Assuming that a typical individual medallion financing for a purchase of a medallion involves a sum of approximately $200,000, the dollar volume of New York City individual medallion financing might range from $48 million to $88 million a year.

     In addition to financings for purchases and sales of medallions, a substantial market exists for refinancing the indebtedness of existing minifleet or individual medallions. Management estimates this market to exceed that of the market for financing transfers, and to be in excess of $100,000,000 per year.

     A prospective medallion owner must meet the requirements of the TLC, which approves all sales and transfers. In general, the requirements are that the prospective owner have no criminal record, that the purchase funds be derived from legitimate sources, and that the taxi vehicle and meter meet specifications set by the TLC. Also required is a clearance from prior insurers of the seller in the form of letters stating that there are no outstanding claims for personal injuries in excess of insurance coverage.

     NEW YORK MARKETING STRATEGY FOR MEDALLION FINANCING. Medallion transfers in the New York City market are usually handled through medallion brokers, who have frequent contact with taxi owners and drivers. Medallion brokers locate buyers for sellers of medallions and sellers for buyers of medallions, and then typically employ a financing broker to arrange for the financing of the medallion purchases. In many cases the medallion broker and the financing broker are the same party or related parties.

     Elk has received a significant number of referrals from certain medallion brokers in New York. Elk also receives referrals from financing brokers and its borrowers. In addition, Elk occasionally places advertisements in local industry newspapers and magazines. Elk also uses brokers, advertising and referrals in connection with its taxi lending business in the Chicago, Boston, and Miami markets.

     BOSTON TAXI MEDALLION INDUSTRY AND MARKET. Elk began to review the Boston taxi market in the fall of 1994 and began making loans in this market in 1995. Since 1930, the Boston Police Commissioner has had exclusive jurisdiction over the regulation of taxi operations, including the issuance and transfer of medallions. The Hackney Carriage Unit of the Boston Police Department deals with taxi regulatory issues.

     By statute, the number of medallions issued in the City of Boston may not exceed 1,525, subject to increase or decrease in the Police Commissioner's discretion. The number of medallions remained essentially unchanged from the late 1940's until January 1999, when the City sold 75 additional medallions at auction. Prices at this auction exceeded $140,000 per medallion. The City of Boston auctioned another 75 medallions in September 1999 and 57 medallions in May of 2000. In 2001, the City sold an additional 20 medallions for handicap use, bringing the total of outstanding medallions to approximately 1790. Current market prices of Boston medallions are approximately $180,000.

     Under the applicable statutes and rules, Boston taxi medallions are assignable, subject to the approval of the Police Commissioner. In practice, transfer applications are submitted to the Hackney Carriage Unit, which has issued guidelines and forms for transfers. Loans by financial institutions or individuals are secured by taxi medallions and assets are routinely allowed in accordance with the Hackney Carriage Unit's "Procedures for Recording Secured Party Interest."

     BOSTON MARKETING STRATEGY FOR MEDALLION FINANCING. The Boston taxi market services the City of Boston, which includes Logan Airport. Elk's marketing efforts have included retention of a local attorney, advertising in the Carriage News, a local trade newspaper, and the use of forwarding brokers. Our efforts have resulted in a loan portfolio of approximately $1,750,000 as of December 31, 2001.

     MEDALLION INDUSTRY IN METRO-DADE COUNTY, (MIAMI AREA), FLORIDA. Elk began to investigate the Miami area taxi market in 1995, and began making loans in 1996. The Miami taxi industry has been regulated on a county-wide basis in Metro-Dade County, Florida since 1981. The Passenger Transportation Regulatory Division (the "PTRD") of the Metro-Dade County Consumer Services Division oversees taxi operations and licenses in accordance with the Metro-Dade County Code.

     Until April 1999, each taxi operator in Metro-Dade County was required to obtain a "For-Hire" license. The number of licenses was limited to one license for each 1,000 residents in the county. With approximately 2,100,000 residents in the county, 2,100 licenses could have been issued; however, 1879 have been issued to date and 27 are pending. In 1991, a For-Hire license loan program was approved, authorizing the use of loans to purchase (but not to refinance) licenses and taxis. Any lender must be a licensed lending institution authorized to do business in Florida. To the best of our knowledge, Elk is currently one of only six lending institutions that are authorized to make loans to the taxi industry in Metro-Dade County. Transfers of licenses and financing arrangements are subject to prior approval by the PTRD and the County Board of Commissioners.

     For-Hire licenses were considered a privilege, not a property right. However, since licenses were limited in number, the marketplace created a "market price" or value in connection with the transfer of the license right to a purchaser. As of April 1999, the Metro-Dade County Code was amended to create a "medallion," or property right, system with a view to attracting traditional financing providers to provide the taxi industry with additional funding sources. Existing For-Hire licenses were automatically converted into medallions.

     According to official Metro-Dade County publications issued in the year 2000, approximately one-third of the currently outstanding licenses are owned by individuals or corporations that own and operate only one license. Other than 106 licenses held by one owner, the balance of the licenses are owned mainly by holders of from two to five licenses. The number of license transfers has been generally increasing in recent years, with a high of 197 transfers in 1997, with an average reported price of $51,658. However, we believe that the present market price of licenses/medallions in Metro-Dade County is between $80,000 to $90,000 per medallion.

     MIAMI AREA MARKETING STRATEGY FOR MEDALLION FINANCING. We believe that the recent change to a medallion system and an emphasis on individual operator-ownership of medallions for the future will open a large new market for taxi medallion financing in the Miami area. Since this is an emerging market, we are currently developing strategies to develop contacts and market our financing to potential purchases of medallions, and in the event refinancing is permitted, to those owners who may wish to refinance their medallions in the future. As of December 31, 2001, the total principal amount of our outstanding taxi loans in the Miami area was $2,840,663.

COMMERCIAL (NON-TAXI) LOANS -- OVERVIEW

     Elk began making loans to diversified (non-taxi) small businesses ("Commercial Loans") in the New York City metropolitan area in 1985, in order to diversify its loan portfolio, which until that time had consisted almost entirely of loans to owners of New York City taxi medallions. After a period of losses in its Commercial Loan portfolio from 1991 to 1994, Elk has been increasing this portfolio on a selective basis since 1995, with a concentration on loans to operators of retail dry cleaners and laundromats. Recently, Elk has also begun geographically expanding its Commercial Loan portfolio, with loans in South Florida, Massachusetts, and North Carolina.

     Elk has chosen to concentrate its Commercial Loan portfolio in loans secured by retail dry cleaning and coin-operated laundromat equipment because of certain characteristics similar to taxi medallion lending that make these industries attractive candidates for profitable lending. These factors include:
(i) relatively high fixed rates of interest ranging from approximately 325 to 700 basis points over the prevailing Prime Rate at the time of origination, (ii) low historical repossession rates, (iii) vendor recourse in some cases, (iv) significant equity investments by borrowers, (v) an active market for repossessed equipment, and for resale of businesses as going concerns through transfers of the leasehold and business equipment to new operators, and (vi) a collateral service life that is frequently twice as long as the term of the loans. We estimate that there are approximately 4,000 retail dry cleaners and approximately 3,000 laundromats in the New York City metropolitan area. In addition, we believe that specialization in the dry cleaning and laundromat industries will permit relatively low administrative costs because documentation and terms of credit are standardized, and the consistency among the loans has simplified credit review and portfolio analysis.

     We further believe that other niche industries with similar characteristics will provide additional loan portfolio growth opportunities. Elk's other Commercial Loans are currently spread among other industries, including auto sales, retirement home, commercial construction, car wash, theater, restaurant, and financial services.

     Elk's Commercial Loans finance either the purchase of the equipment and related assets necessary to open a new business or the purchase or improvement of an existing business, and Elk has originated Commercial Loans in principal amounts up to $1,000,000. Elk generally retains these loans, although from time to time it sells participation interests in its loans to diversify risk, or purchases participation interests in loans generated by other SBICs.

ELK'S LOANS

     Elk's primary business has been to provide long-term business loans at commercially competitive interest rates. From 1979 through March 1997, Elk was a "Specialized Small Business Investment Company" ("SSBIC") under the rules of the SBA. All of its loans were required to be made to small businesses that were majority-owned by socially or economically disadvantaged persons, known as "Disadvantaged Concerns." In September 1996, the 1958 Act was amended to provide, among other things, that no further subsidized funding would be made available to SSBICs. Consequently, Elk amended its Certificate of Incorporation and entered into an agreement with the SBA in February 1997 in order to convert Elk from an SSBIC to an SBIC. As such, Elk may now lend to persons who are not Disadvantaged Concerns. As of December 31, 2001 more than 90% of Elk's loans and investments were to Disadvantaged Concerns.

     Elk intends to continue to make loans to Disadvantaged Concerns, particularly in connection with the ownership of taxis and related assets in the New York City and Chicago markets. Elk also intends to diversify its activities by lending and investing in a broader range of Small Business Concerns.

     SBA Regulations set forth a ceiling on the interest rates that an SBIC may charge its borrowers. Under the current SBA Regulations, the basic maximum rate of interest that an SBIC may charge is 19%. However, if either the weighted average cost of the SBIC's qualified borrowings, as determined pursuant to SBA Regulations, or the SBA's current debenture interest rate, plus, in either case, 11% and rounded off to the next lower eighth of 1%, is higher, the SBIC may charge the higher rate. The maximum rate of interest that Elk was allowed to charge its borrowers for loans originated during February, 2002 was 19%. See "Regulation -- The Small Business Act of 1958."

     Elk has agreed with the SBA that it must maintain a non-taxi investment/loan portfolio (included with the combination of its assets acquired and receivables on assets acquired in the future) in an amount not less than its outstanding SBA guaranteed leverage (i.e., debentures) issued since 1995, which amount is currently $2,470,000. See "Investment Policies -- Elk's Investment Policies -- Concentration of Investments."

     Elk may revise the nature of its loan portfolio at such time as its Board of Directors determines that such revision is in the best interests of Elk. Elk does not currently anticipate that its loan portfolio will realize an annual turnover in excess of 50%. Elk will not lend to, or otherwise invest more than the lesser of (i) 10% of its total assets, or (ii) 30% of its paid-in capital attributable to its Common Stock in any one Small Business Concern. Elk has not made, and is prohibited by applicable SBA Regulations from making, loans to officers, directors or principal stockholders of Elk or "associates" of Elk, as such term is defined in applicable SBA Regulations.

TAXI MEDALLION FINANCING LOANS


     A large portion of Elk's loans have been made to purchasers or owners of New York City taxi medallions. Since Elk commenced operations it has made over $175,000,000 of such loans. However, the New York market has become increasingly more competitive and the value of medallions declined during fiscal year 2001 but have recently increased in value. Medallion prices in New York City dropped from $223,000 in July, 2000 for individual medallions to $180,000 to $190,000 in June, 2001, and increased slightly by February, 2002 to $200,000. Prices for corporate medallions fell from $257,000 per medallion in July, 2000, to $222,000 in June, 2001, reaching a low during the course of the year of $190,000. Between July, 2001 and through February, 2002, corporate medallions increased in value. As of February, 2002, corporate medallions were at a price of $230,000 to $235,000.

     In 1995 and 1996 Elk began expanding its taxi lending business into the Chicago, Boston, and Miami markets, where its taxi lending business has increased and continued to be profitable. During the time Elk has been making taxi loans in these markets, the market prices of medallions have generally been increasing. However, in Chicago the market price for medallions has dropped approximately 15% during the fiscal year ended June 30, 2001. Since April 1995 when Elk began making loans in the Chicago taxi medallion market, the market value of a medallion has increased from approximately $32,000 to approximately $68,000. From July, 2000 through October, 2001, the market value of a Chicago taxi medallion decreased from $68,000 to a low of $53,000. More recently, the value of a medallion has been between $55,000 and $60,000. During the time Elk has been making taxi loans in Boston and the Miami area, the market price of medallions has increased from approximately $90,000 to $180,000 in Boston and from approximately $65,000 to $85,000 in Miami.

     As of December 31, 2001, $15,961,553, or 28.7%, of the aggregate principal amount of its outstanding loans of $55,653,678, represented loans made to finance the purchase or continued ownership of New York City taxi medallions and related assets; an aggregate of $23,103,349, or 41.5%, consisted of loans to finance the purchase or refinancing of taxi medallions in Chicago, and the balance of $16,588,776 or 29.8% consisted of loans to various commercial borrowers, of which $1,746,674, or 3.1%, was invested in Boston taxi medallion financing and $2,840,663, or 5.1%, was invested in Miami taxi medallion financing. See " -- Loan Portfolio; Valuation," below.

     Due to increasing competition, annual interest rates for new loans in the New York market are currently averaging 8.0%. Interest rates on Chicago taxi loans generally have ranged from 11% to 13% per year. With additional competition presently in the market place, it is expected that rates will range in the near term from 10% to 12% per year on new loans, depending upon the size of the loan, the repayment schedule, the balloon dates, the loan-to-value ratio, and the credit history of the borrower. In addition, most loans that Elk has made in Chicago have been for four to seven year terms and are self-amortizing. With increased competition in the market, the term of the loan may be expected to increase to periods longer than seven years. Interest rates on loans in the Boston market currently range from 9.5-11%, and in the Miami market currently range from 11-16%.

COMMERCIAL LOAN PORTFOLIO

     Elk began making non-taxi Commercial Loans in 1985. Due to the effects of the nationwide recession of the early 1990's on the New York City metropolitan area economy, between 1990 and 1994 Elk suffered significant losses in its Commercial Loan portfolio. These losses were primarily written off against income earned by Elk on its taxi loan portfolio. By 1995, the local economy had improved and Elk again began making selective Commercial Loans, and its activities in this area have been increasing steadily. At June 30, 1995, Commercial Loans totaled $1,275,654, or 5.5%, of Elk's total loan portfolio, while at December 31, 2001, Commercial Loans totaled $12,001,439, or 21.6%, of Elk's total loan portfolio. For the six months ended December 31, 2001 the Company had write off and depreciation on loans receivable of $36,521, primarily from commercial loans. On July 1, 2000, the Company had a beginning balance in its unrealized depreciation on loans receivable of $380,000. For the year ended June 30, 2001, the Company added to its unrealized depreciation on loans receivable a loss of $192,000 and took charge-offs from the unrealized depreciation on loans receivable of $253,000. The ending balance of the unrealized depreciation on loans receivable for loss account at June 30, 2001, was $318,500, representing a net reduction of $61,500. During the fiscal year ended June 30, 2001, the Company had total write off and depreciation on loans receivable of $225,235, which includes the $192,000 increase in its unrealized depreciation on loans receivable.

     At December 31, 2001, Elk's Commercial Loan portfolio consisted of 81 loans, of which 11 loans totaling $1,307,225 were to dry-cleaning businesses, 31 loans totaling $5,020,250 were to laundromat businesses, and

39 loans totaling $5,673,964 were to a variety of other small businesses. Loans to dry cleaners and laundromats represented 52.7% of the aggregate principal amount of Commercial Loans outstanding at December 31, 2001.

     Elk generally originates Commercial Loans by financing the cost of dry cleaning, laundromat or other business-specific equipment, while the borrower is making an equity investment to finance the cost of installation, building of appropriate infrastructure to support the equipment, installation of other equipment necessary for the business operations, other decorations and working capital. Substantially all Commercial Loans are collateralized by first security interests in the assets being financed by the borrower, or by real estate mortgages. In addition, Elk generally requires personal guaranties from the principals of the borrower and in limited cases obtains recourse guaranties from the equipment vendors.

     Elk's Commercial Loans typically require equal monthly payments covering accrued interest and amortization of principal over a four to eight year term and generally can be prepaid with a fee of 60 to 90 days of interest during the first several years of the loan. The term of, and interest rate charged on, Elk's Commercial Loans are subject to SBA Regulations.

     Elk generally obtains interest rates on its Commercial Loans that are higher than it can obtain on taxi medallion loans. The Company believes that the increased yield on Commercial Loans compensate for their higher risk relative to medallion loans and that it will benefit from the diversification of its portfolio. Interest rates on currently outstanding Commercial Loans range from 7% to 18%.

LOAN PORTFOLIO; VALUATION

     The following table sets forth a classification of the Company's outstanding loans as of December 31, 2001:

                                               NUMBER        INTEREST   MATURITY DATES     BALANCE
TYPE OF LOAN                                  OF LOANS         RATES      (IN MONTHS)    OUTSTANDING
------------                                  --------       --------   --------------   ------------
Chicago:
   Taxi medallion ........................      430          9.5 - 16%      1 - 120       $23,103,349
New York City:
   Taxi medallion ........................       98            7 - 16%       4 -174        15,808,386
   Radio car service .....................       20           11 - 15%       1 - 45           153,167
Miami:
   Taxi medallion ........................       59         10.5 - 16%      2 - 119         2,840,663
Boston:
   Taxi medallion ........................       18          9.5 - 11%      21 - 52         1,746,674
Other loans:
   Restaurant ............................        6         10 - 14.5%     42 - 162           761,636
   Car Wash/Auto Center ..................        7          8 - 10.5%          162           829,697
   Bagel store ...........................        1                14%           42               931
   Dry Cleaner ...........................       11         10.5 - 18%     30 - 102         1,307,225
   Laundromat ............................       31          9.5 - 18%      33 - 82         5,020,250
   Laundry Equipment Dealer ..............        1               9.5%           37           172,160
   Financial Services ....................        1                14%          105           252,781
   Black Car Service (real property) .....        2         10.5 - 11%     42 - 162           420,569
   Auto Sales ............................        5           11 - 13%     53 - 105           486,541
   Embroidery Manufacturer ...............        1                 9%           24            66,616
   Movie Theater .........................        1                16%          105           169,478
   Retirement home .......................        2                14%     81 - 117           274,412
   Commercial construction ...............        3           13 - 16%     57 -  72           712,575
   Telecommunications ....................        1                12%           48           171,674
   Leather Goods .........................        1                16%           50           190,000

                                               NUMBER        INTEREST   MATURITY DATES     BALANCE
TYPE OF LOAN                                  OF LOANS         RATES      (IN MONTHS)    OUTSTANDING
------------                                  --------       --------   --------------   ------------
Other loans (continued):
   Beverage distributor ..................     1               14.5%         169           196,680
   Marina ................................     1               14.5%          51           193,214
   Recycling system ......................     1               13%            54           150,000
   Mason supplies ........................     1               13%            43           125,000
   Plumbing & heating supplies ...........     1               14%           112           150,000
   Real estate ...........................     1               13.5%          97           150,000
   Other .................................     1               13.5%          24           200,000
                                                                                       -----------
Total Loans Receivable ...................                                              55,653,678
Less: Unrealized depreciation on
   loans receivable ......................                                                (318,500)
                                                                                       -----------
Loans Receivable, net ....................                                             $55,335,178
                                                                                       ===========

     Loans made by Elk to finance the purchase or continued ownership of taxi medallions, taxis and related assets are typically secured by such medallions, taxis and related assets. Loans made by Elk to finance the acquisition and/or operation of retail, service or manufacturing businesses are typically secured by real estate and other assets. In the case of loans to corporate owners, the loans are usually personally guaranteed by the stockholders of the borrower. Elk generally obtains first mortgages, but occasionally has participated in certain financings where it has obtained a second mortgage on collateral. Elk has obtained a relatively higher rate of interest in connection with these subordinated financings. Elk has not, to date, committed more than 5% of its assets to any one business concern in its portfolio. The interest rates charged by Elk on its currently outstanding loans range from 8% to 18% per annum. As of December 31, 2001, the annual weighted average interest rate on Elk's loans was approximately 10.4%. The average term of Elk's currently outstanding loans is approximately 48 months.

     VALUATION -- As an SBIC, Elk is required by applicable SBA Regulations to submit to the SBA semi-annual valuations of its investment portfolio, as determined by its Board of Directors, which considers numerous factors including but not limited to the financial strength of its borrowers to determine "good" or "bad" status, and fluctuations in interest rates to determine marketability of loans. Reference is made to Footnotes 1, 2 and 3 of Notes to Financial Statements for a discussion of Elk's method of valuation of its current portfolio of loans. In the event Elk invests in securities for which price quotations are readily available, Elk will value such investments at their fair market value, based on such quoted prices. With respect to securities for which price quotations are not readily available, such securities will be valued at fair market value as determined by the Board of Directors.

     COLLECTION EXPERIENCE -- Elk has not, to date, had a material loss of principal in any taxi medallion loan, although it has experienced some losses of principal in its diversified (non-taxi) loan portfolio. Likewise, its collection experience (timely payments, collections on foreclosure, etc.) with taxi medallion financings has historically been better than with its non-taxi loans. From 1991 through 1994, substantially all of Elk's provisions for loan losses and losses on assets acquired were related to business loans secured by real estate and to radio car loans. In addition, from 1991 through 1995, Elk had difficulty selling off real estate acquired on defaulted loans as a result of a depressed real estate market. Since 1995, Elk has substantially increased its diversified loan portfolio, and its overall collection experience with these loans has improved, although it has experienced losses on selected loans.

SOURCES OF FUNDS

     Elk is authorized to borrow money and issue debentures, promissory notes and other obligations, subject to SBA regulatory limitations. Other than the subordinated debentures issued to the SBA, Elk has to date borrowed funds only from banks. As of December 31, 2001, Elk maintained three lines of credit with an overall lending limit of $40,000,000. At December 31, 2001, Elk had $36,970,000 outstanding under these lines. The loans, which mature through June 2002, bear interest based on the Company's choice of the lower of either the reserve adjusted LIBOR rate plus 150 basis points or 1/2% below the banks' prime rates plus certain fees. From time to time in order to protect the Company from upward movements in interest rates, the Company purchases separate interest rate swap contracts. $10,000,000 of our debt was subject to an interest rate swap at an effective fixed rate of 5.85%, which matures in June 2002. An additional $15,000,000 of our debt was subject to an interest rate swap at an effective fixed rate of 6.45%, which matures in June 2003. Another $5,000,000 of our debt was subject to an interest rate swap at an effective fixed rate of 6.45%, which matured in October 2001 and was not renewed. Upon maturity, Elk anticipates extending the lines of credit for another year as has been the practice in previous years. Pursuant to the terms of the loan agreements, Elk is required to comply with certain terms, covenants and conditions, and has pledged its loans receivable and other assets as collateral for the above lines of credit.

     If interest rates rise, our cost of funds would increase while the rates on our outstanding loans to our borrowers remained fixed, and our profitability could decrease. In order to partially contain this risk, we have purchased interest rate caps and interest rate swaps. While these limit our exposure to upward movement in interest rates on our bank loans, they initially increase the effective interest rates that we pay on loans subject to these agreements. However, general increases in interest rates will reduce our interest rate spread in the short term on the floating portion of our bank debt that is not covered by interest rate caps or interest rate swaps. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Interest Expense" and Note 11 of Notes to Consolidated Financial Statements.

     Pursuant to the SBA Agreement, Elk agreed to limit the aggregate of its indebtedness based on a computation of a borrowing base each quarter. The borrowing base computation is calculated to determine that the total amount of debt due on the senior bank debt and SBA debentures does not exceed approximately 80% of the value of performing loans and investments in Elk's portfolio and on a temporary basis up to 85% of performing taxi medallion loans. Loans that are more than 90 days in arrears are valued at a lower amount in computing the borrowing base.

     In connection with the SBA Agreement, Elk has also entered into an intercreditor agreement (the "Intercreditor Agreement") and a custodian agreement (the "Custodian Agreement") with its banks and the SBA. Pursuant to the Custodian Agreement, the banks and the SBA-appointed Israel Discount Bank of New York as the custodian to hold certain notes, security agreements, financing statements, assignments of financing statements, and other instruments and securities as part of the collateral for Elk's indebtedness to the banks and the SBA. The Intercreditor Agreement sets forth the respective rights and priorities of the banks and the SBA with respect to the repayment of indebtedness to the banks and the SBA and as to their respective interests in the collateral. Pursuant to the Intercreditor Agreement, the banks consented to the grant by Elk to the SBA of a security interest in the collateral, which security interest ranks junior in priority to the security interests of the banks.

SBIC BENEFITS

     GENERAL. As an SBIC, Elk is eligible to receive certain financing from the SBA on favorable terms, and Elk and its stockholders are entitled to certain tax benefits, both described below. The SBA has a certain amount of discretion in determining the type and amount of financing that will be made available to an SBIC. Therefore, there can be no assurance as to the nature and amount of SBA financing that may actually be obtained by Elk. Furthermore, there are certain restrictions and requirements to which Elk is subject by virtue of it being an SBIC.

     BACKGROUND. SBICs were created under the 1958 Act as vehicles for providing equity capital, long-term loan funds and management assistance to small businesses. In general, the SBA considers a business to be "small," and therefore eligible to receive loans from an SBIC, only if (i) its net worth does not exceed $18,000,000 and if the average of its net annual income after taxes for the preceding two years was not more than $6,000,000 or (ii) it meets the size standard for the industry in which it is primarily engaged, pursuant to SBA Regulations. In addition, an SBIC is required to allocate a portion of its portfolio to the financing of concerns that (i) together with their affiliates do not have net worth in excess of $6 million and do not have an average net income after taxes for the preceding two years in excess of $2 million or (ii) meet the size standard for the industry in which they are primarily engaged. SBICs are licensed, regulated, and sometimes partially financed, by the SBA.

     BENEFITS. The principal benefits to Elk of being licensed as an SBIC are as follows:

     The SBA is authorized to guaranty full repayment of all principal and interest on debentures issued by an SBIC to the extent of 300% of the SBIC's "Leverageable Capital," as defined in the applicable SBA Regulations. However, the percentage of allowable leverage decreases if the SBIC's Leverageable Capital exceeds $15,000,000. The term of such debentures is typically 10 years. The SBA will guarantee such debentures only after such an SBIC has demonstrated a need for such debentures as evidenced by the SBIC's investment activity and its lack of sufficient funds available for investments; provided, however, that an SBIC that has invested at least 50% of its Leverageable Capital and outstanding leverage shall be presumed to lack sufficient funds available for investment. Generally, such debentures will bear interest at a fixed rate that is based on the rate which is set by the underwriters of the pooled debentures sold through SBIC Funding Corp.

     With respect to debentures guaranteed after July 1, 1991, the SBA's claim against an SBIC is subordinated, in the event of such SBIC's insolvency, only in favor of present and future indebtedness outstanding to lenders and only to the extent that the aggregate amount of such indebtedness does not exceed the lesser of 200% of such SBIC's paid-in capital and paid-in surplus (as adjusted pursuant to SBA Regulations), or $10,000,000. However, the SBA may agree to a subordination in favor of one or more loans from certain lenders, in its sole discretion. Pursuant to the SBA Agreement and the Intercreditor Agreement, the SBA agreed to a subordination in favor of Elk's banks; provided, however, that Elk is required to keep its overall debt to certain levels based upon the performance of its portfolio.

COMPETITION

     Banks, credit unions, other finance companies, some of which are SBICs, and other private lenders compete with Elk in the origination of taxi medallion loans and commercial installment loans. Finance subsidiaries of equipment manufacturers also compete with Elk. Many of these competitors have greater resources than Elk and certain competitors are subject to less restrictive regulations than Elk. As a result, Elk expects to continue to encounter substantial competition from such lenders. Therefore, there can be no assurance that Elk will be able to identify and complete financing transactions that will permit it to compete successfully.

EMPLOYEES

     As of December 31, 2001, we employed a total of seven employees.

                               INVESTMENT POLICIES

ELK INVESTMENT POLICIES

     The investment policies described below are the fundamental policies of Elk. Under the 1940 Act, these policies may be changed only by the vote of the lesser of (i) a majority of Elk's outstanding Common Stock, or (ii) 67% of the number of shares of Common Stock present in person or by proxy at a stockholder meeting at which at least 50% of the outstanding shares of Common Stock are present. Because Ameritrans is the only stockholder of Elk, we have agreed with the SEC that Elk's fundamental investment policies will be changed only by the vote of the Ameritrans stockholders.

     (a) ISSUANCE OF SENIOR SECURITIES. Elk may issue subordinated debentures to the SBA in the maximum amounts permissible under the 1958 Act and the applicable regulations. Elk currently does not have any preferred stock authorized.

     (b) BORROWING OF MONEY. Elk has the power to borrow funds from banks, trust companies, other financial institutions, the SBA or any successor agency and/or other private or governmental sources, if determined by Elk's Board of Directors to be in its best interests.

     (c) UNDERWRITING. Elk has not engaged, and does not intend to engage, in the business of underwriting the securities of other issuers.

     (d) CONCENTRATION OF INVESTMENTS. Elk may not concentrate 25% or more of its total assets in securities of issuers in any industry group except the taxi industry. Elk will make at least 25% of its investments for financing the purchase or continued ownership of taxi medallions, taxis and related assets. The balance of its investments includes, and Elk intends to continue to finance, the acquisition and/or operation of other small businesses.

     (e) REAL ESTATE. Elk has not engaged, and does not intend to engage, in the purchase and sale of real estate. However, Elk may elect to purchase and sell real estate in order to protect any of its prior investments which it considers at risk.

     (f) COMMODITIES CONTRACTS. Elk has not engaged, and does not intend to engage, in the purchase and sale of commodities or commodities contracts.

     (g) LOANS. Elk has made, and will continue to make, loans to Small Business Concerns in accordance with the provisions of the 1958 Act and the SBA Regulations.

     (h) WRITING OPTIONS. Elk has not engaged, and does not intend to engage, in the writing of options.

     (i) SHORT SALES. Elk has not engaged, and does not intend to engage, in short sales of securities.

     (j) PURCHASING SECURITIES ON MARGIN. Elk has not engaged, and does not intend to engage, in the purchase of securities on margin.

     (k) FUTURES CONTRACTS. Elk has not engaged, and does not intend to engage, in the purchase or sale of futures contracts.

     (l) RESTRICTED SECURITIES. Elk may invest up to 100% of its assets in restricted securities.

     (m) TYPES OF INVESTMENTS. Although Elk was organized primarily to provide long term loan funds to Small Business Concerns, Elk's certificate of incorporation provides Elk with the authority to invest in the equity capital of Small Business Concerns. Accordingly, Elk may make equity investments in Small Business Concerns if determined by its Board of Directors to be in the best interests of Elk.

     (n) MAXIMUM INVESTMENT. Elk will not lend or otherwise invest more than the lesser of (i) 10% of its total assets or (ii) 30% of its paid-in capital attributable to its Common Stock with respect to any one Small Business Concern.

     (o) PERCENTAGE OF VOTING SECURITIES. The percentage of voting securities of any one Small Business Concern which Elk may acquire may not exceed 49% of the outstanding voting equities of such Small Business Concern.

     (p) MANAGEMENT CONTROL. Elk does not intend to invest in any company for the purpose of exercising control of management. However, Elk may elect to acquire control in order to protect any of its prior investments which it considers at risk.

     (q) INVESTMENT COMPANIES. Elk has not invested, and does not intend to invest, in the securities of other investment companies.

     (r) PORTFOLIO TURNOVER. Elk intends to make changes in its portfolio when, in the judgment of its Board of Directors, such changes will be in the best interest of our stockholders in light of the then existing business and financial conditions. We do not anticipate that Elk's loan portfolio will realize an annual turnover in excess of 50%, although there can be no assurance with respect thereto.

AMERITRANS INVESTMENT POLICIES

     Ameritrans' only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of Ameritrans' outstanding voting securities, as defined under the 1940 Act, are the restrictions described below. A "majority of Ameritrans' outstanding voting securities" as defined under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this Annual Report, including Ameritrans' investment objectives, are not fundamental policies of Ameritrans and may be changed by Ameritrans' Board of Directors without stockholder approval. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Ameritrans' assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of Ameritrans' acquisition of such security or other asset. Accordingly, any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with Ameritrans' investment policies and limitations. Ameritrans' fundamental policies are as follows:

     (a) Ameritrans will at all times conduct its business so as to retain its status as a BDC under the 1940 Act. In order to retain that status, Ameritrans may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if, after giving effect to such acquisition, the value of its "Qualifying Assets," amount to less than 70% of the value of its total assets. See "Regulation."

     (b) Ameritrans may borrow funds and issue "senior securities" to the maximum extent permitted under the 1940 Act. As a BDC, Ameritrans may issue senior securities if, immediately after such issuance, the senior securities will have an asset coverage of at least 200%. Under the 1940 Act, subordinated debentures issued to or guaranteed by the SBA, the preferred stock issued to the SBA by Elk and Elk's bank borrowings may be considered senior securities issued by Ameritrans requiring asset coverage of 200%; however, pursuant to an Exemptive Order issued by the SEC on December 7, 1999, such debentures, preferred stock issued to the SBA and bank borrowings are exempt from the asset coverage requirements of the 1940 Act.

     (c) Ameritrans will not (i) underwrite securities issued by others (except to the extent that it may be considered an "underwriter" within the meaning of the Securities Act in the disposition of restricted securities), (ii) engage in short sales of securities, (iii) purchase securities on margin (except to the extent that it may purchase securities with borrowed money), (iv) write or buy put or call options, or (v) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations). Ameritrans and Elk may purchase interest rate caps and swaps covering up to 100% of their variable rate debt. In addition, Ameritrans may sponsor the securitization of loan portfolios.

     (d) Ameritrans and Elk may originate loans and loans with equity features. To the extent permitted under the 1940 Act and the regulations promulgated thereunder, Ameritrans may also make loans as permitted (i) under its existing stock option plans, (ii) under plans providing for options for disinterested directors that might be adopted by Ameritrans in the future, and (iii) to officers and directors for the purchase of Ameritrans Common Stock.

     (e) Ameritrans will hold all of the outstanding common stock of Elk and Elk Capital and may organize additional subsidiaries in the future. Ameritrans may acquire restricted securities of small businesses.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the directors and executive officers of the Company:


NAME                                ADDRESS                            POSITION
----                                -------                            --------
Gary C. Granoff(1)(2)               c/o Ameritrans Capital             President and Chairman of
                                    Corporation                        Board of Directors
                                    747 Third Avenue
                                    New York, New York

Ellen M. Walker(1)(2)               c/o Ameritrans Capital             Executive Vice President,
                                    Corporation General Counsel
                                      and Director
                                    747 Third Avenue
                                    New York, New York

Lee A. Forlenza(1)(2)               c/o Ameritrans Capital             Senior Vice President and
                                    Corporation                        Director
                                    747 Third Avenue
                                    New York, New York

Margaret Chance(2)                  c/o Ameritrans Capital             Vice President and Secretary
                                    Corporation
                                    747 Third Avenue
                                    New York, New York

Silvia Mullens(2)                   c/o Ameritrans Capital             Vice President
                                    Corporation
                                    747 Third Avenue
                                    New York, New York

Marvin Sabesan                      188 Gannett Court                  Director
                                    Manhasset, New York

Steven Etra(2)                      55-25 58th Street                  Vice President and
                                    Maspeth, New York                  Director

Paul Creditor                       747 Third Avenue,                  Director
                                    Ste. 4C
                                    New York, New York

Allen Kaplan                        c/o Team Systems                   Director
                                    30-17 40th Avenue
                                    Long Island City, New York

John Laird                          481 Canoe Hill Road                Director
                                    New Canaan, CT

NAME                                ADDRESS                            POSITION
----                                -------                            ---------
Howard Sommer                       c/o New York Community             Director
                                    Investment Co., LLC
                                    110 Williams Street, 32nd Floor
                                    New York, NY

------------
(1) Ellen M. Walker, Gary C. Granoff and Lee A. Forlenza are officers and shareholders in the law firm of Granoff, Walker & Forlenza, P.C.

(2) Mr. Gary C. Granoff, Ms. Ellen M. Walker, Mr. Lee A. Forlenza, Mr. Steven Etra, Ms. Margaret Chance and Ms. Silvia Mullens are each "interested persons" with respect to the Company, as such term is defined in the 1940 Act.


COMMITTEES OF THE BOARD AND MEETING ATTENDANCE


     Ameritrans has a standing Audit Committee, a standing Compensation Committee and a 1999 Employee Plan Committee.

     The Audit Committee is presently comprised of Paul Creditor, John Laird and Howard Sommer. The function of the Audit Committee is to review our internal accounting control procedures, review our consolidated financial statements and review with the independent public accountants the results of their audit. The Audit Committee held one formal meeting during fiscal 2001, and to date has held two meetings during fiscal 2002.

     The Compensation Committee reviews the Company's employment and compensation agreements with its employees. The committee is comprised of Marvin Sabesan, Allen Kaplan, and John Laird. The Compensation Committee was formed in August, 2001 and has held two formal meetings.


     The 1999 Employee Plan Committee administers the Company's 1999 Employee stock option plan. The 1999 Employee Plan Committee is comprised of Marvin Sabesan, Allen Kaplan and John Laird.

     The Board of Directors held three formal meetings during fiscal 2001. Seven of the Board's ten members attended all the three meetings and the remaining three directors attended two of the three meetings.

EXECUTIVE COMPENSATION

     The following table sets forth all remuneration for services rendered to the Company to (i) each of the executive officers and (ii) all executive officers as a group during the fiscal year ended June 30, 2001. No non-employee director received compensation in excess of $60,000 during that period.

NAME AND PRINCIPAL POSITION                          CASH COMPENSATION(1)       SEP BENEFIT(2)
---------------------------                          --------------------       --------------
Gary C. Granoff, President                                $245,875(3)             $25,500
Ellen M. Walker,
  Executive Vice President and General Counsel            $110,000                $16,500
Lee A. Forlenza, Senior Vice President                    $ 50,000                $ 7,500
Silvia Mullens, Vice President                            $ 83,974                $12,596
Margaret Chance, Vice President and Secretary             $ 81,319                $12,198
All executive officers as a group (5 persons)             $571,168                $74,294

-------------
(1) Officers' salaries constitute a major portion of Elk's total "management fee compensation," which must be approved by the SBA. The SBA has approved total officer and employee compensation of $648,000 for Elk. This amount includes officers' salaries, other salaries and employee benefits.

(2) Simplified Employee Pension Plan.

(3) Does not include $25,000 of reimbursable expenses.

     No stock options were granted to any named executive officer during the fiscal year ended June 30, 2001.

     Ameritrans and Elk have a policy of paying their directors who are not employees fees of $750 for each meeting attended. Since July 1, 1996, non-employee directors have been paid annual fees of $2,000 per year in addition to the fees paid for each meeting attended. Fees and expenses paid to non-affiliated directors were, in the aggregate, $32,375 for the year ended June 30, 1999, $36,875 for the year ended June 30, 2000, and $19,750 for the year ended June 30, 2001.

EXECUTIVE COMPENSATION PROGRAM

     Annual compensation for Ameritrans' executives consists of two principal elements: cash compensation, consisting of salaries and bonuses, and stock options.

CASH COMPENSATION

     In setting the annual base salaries for Ameritrans' executives, the Board of Directors reviews the aggregate salary and bonus compensation for individuals in comparable positions with other companies, including competitors of Ameritrans, and adjusts such amounts to reflect individual performance. Many of these companies are specialty finance companies. Ameritrans also regularly compares the salary levels of its executive officers with other lending companies.

     Increases in annual base salary are based on a review and evaluation of the performance of the activity for which the executive has responsibility, the impact of that activity on Ameritrans and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both inside and outside Ameritrans.

     Cash bonuses are tied directly to Ameritrans' financial performance and the contribution of the executive to such performance.

EMPLOYMENT AGREEMENTS

     We have entered into employment agreements with six of our employees. We are required to disclose the terms of the agreements for four of those individuals:

     1. GARY GRANOFF, PRESIDENT. We entered into an employment agreement with Gary Granoff, the president of the Company, for a term of five years dated as of July 1, 2001. The agreement automatically renews for another five year term unless either party terminates prior to renewal. The agreement provides that Mr. Granoff will be paid an annual salary of $240,000, for the first year of the agreement, $255,000 for the second year, $270,000 for the third year, $295,000 for the fourth year and $310,000 for the fifth year. The agreement also provides that Mr. Granoff may be paid a yearly bonus, at the discretion of the Board of Directors, based on his and Ameritrans' performance. In addition, Ameritrans shall reimburse Mr. Granoff each year the agreement is in effect for certain personal expenses which amount to $35,000 per year. Ameritrans shall also make regular contributions to Mr. Granoff's SEP IRA account of 15% of his salary and bonus.

     The agreement also provides for compensation to Mr. Granoff if he is terminated prior to the expiration of his employment term, the amount of which varies depending upon the nature of his termination. If, for instance, Mr. Granoff is terminated without cause (as defined in the agreement) he is entitled to a lump-sum payment in an amount equal to (i) his salary, as in effect at the time of termination, through the date of termination and an amount equal to his salary multiplied by the number of years remaining under the agreement, and (ii) an amount equal to all of the consulting fees payable under the terms of Mr. Granoff's consulting agreement with Ameritrans, as discussed below. The employment agreement also provides for confidentiality and for non-competition, and non-solicitation during the term of the agreement and for one year thereafter.

     In conjunction with the employment agreement we also entered into a consulting agreement with Mr. Granoff dated as of July 1, 2001. The consulting agreement does not become effective and does not commence unless and until the employment agreement is terminated due to (i) Mr. Granoff's voluntary resignation from the Company or (ii) a notice of non-renewal of the employment agreement from either the Company or the Consultant. Upon the effectiveness of the consulting agreement Mr. Granoff shall be paid as a consultant at a rate equal to 1/2 the monthly salary in effect at the time the employment agreement is terminated plus any bonus received for that employment year. The agreement also provides for confidentiality and non-competition provisions for the term of the agreement, and non-solicitation during the term of the agreement and for one year thereafter.

     2. ELLEN WALKER, EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL. The agreement with Ms. Walker is for a term of five years dated as of October 1, 2001. The agreement automatically renews for another five year term unless either party terminates prior to renewal. The agreement provides that Ms. Walker will be paid an annual salary of $114,400, which increases four percent each year the agreement is in effect. The agreement also provides that Ms. Walker will be paid a yearly bonus, at the discretion of Ameritrans, based on her and the Company's performance. The agreement provides for compensation to Ms. Walker if she is terminated prior to the expiration of her employment term, the exact amount of which varies depending upon the nature of the termination. If, for instance, Ms. Walker terminates the employment agreement for good reason (as defined in the agreement) she is entitled to a lump-sum payment equal to the sum of her salary, as in effect at the time of termination, and an amount equal to her salary multiplied by the number of years remaining under the agreement or two-and-one half years, whichever is greater. The agreement also provides for confidentiality and for non-competition and non-solicitation during the term of the agreement and for one year thereafter.

     3. SILVIA MULLENS, VICE PRESIDENT. The agreement with Ms. Mullens is for a term of five years dated as of January 1, 2002. The agreement automatically renews for another five year term unless either party terminates prior to renewal. The agreement provides that Ms. Mullens will be paid an annual salary of $95,400, which increases five percent each year the agreement is in effect. The agreement also provides that Ms. Mullens will be paid a yearly bonus, at the discretion of Ameritrans, based on her and the Company's performance. The agreement provides for compensation to Ms. Mullens if she is terminated prior to the expiration of her employment term, the exact amount of which varies depending upon the nature of the termination. If, for instance, Ms. Mullens terminates the employment agreement for good reason (as defined in the agreement) she is entitled to a lump-sum payment equal to the sum of her salary, as in effect at the time of termination, and an amount equal to her salary multiplied by the number of years remaining under the agreement or two-and-one half years, whichever is greater. The agreement also provides for confidentiality and for non-competition and non- solicitation during the term of the agreement and for one year thereafter.

     4. MARGARET CHANCE, VICE PRESIDENT AND SECRETARY. The agreement with Ms. Chance is for a term of five years dated as of January 1, 2002. The agreement automatically renews for another five year term unless either party terminates prior to renewal. The agreement provides that Ms. Chance will be paid an annual salary of $75,000, which increases four percent each year the agreement is in effect. The agreement also provides that Ms. Chance will be paid a yearly bonus, at the discretion of Ameritrans but which shall not be less than $8,500 per year, based on her and the Company's performance. The agreement provides for compensation to Ms. Chance if she is terminated prior to the expiration of her employment term, the exact amount of which varies depending upon the nature of the termination. If, for instance, Ms. Chance terminates the employment agreement for good reason (as defined in the agreement) she is entitled to a lump-sum payment equal to the sum of her salary, as in effect at the time of termination, and an amount equal to her salary multiplied by the number of years remaining under the agreement or two-and-one half years, whichever is greater. The agreement also provides for confidentiality and for non-competition and non-solicitation during the term of the agreement and for one year thereafter.

STOCK OPTION PLANS

     The descriptions of the 1999 Employee Plan and the Director Plan set forth below are qualified in their entirety by reference to the text of the plans.

1999 EMPLOYEE PLAN

     An employee stock option plan (the "1999 Employee Plan") was adopted by the Ameritrans Board of Directors, including a majority of the non-interested directors, and approved by a stockholder vote, in order to link the personal interests of key employees to our long-term financial success and the growth of stockholder value. The 1999 Employee Plan is substantially identical to, and the successor to, an employee stock option plan adopted by the Board of Directors of Elk and approved by its stockholders in September 1998 (the "1998 Elk Employee Plan"). The 1999 Employee Plan was amended by the Board of Directors on November 14, 2001, and approved by the shareholders at the Annual Meeting on January 18, 2002. The amendment increases the number of shares reserved under the Plan from 125,000 shares to 200,000 shares.

     The 1999 Employee Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code for the purchase of an aggregate of 200,000 shares (subject to adjustment for stock splits and similar capital changes) of Common Stock to our employees. By adopting the 1999 Employee Plan, the Board believes that we will be better able to attract, motivate and retain as employees people upon whose judgment and special skills our success in large measure depends. As of December 31, 2001, options to purchase an aggregate of 100,000 shares of Common Stock had been granted to various officers. These options were originally granted under the Elk 1998 Employee Plan. Options for 70,000 shares are exercisable for 10 years from the date of grant at a price of $8.88 per share (the fair market value of the Common Stock on the date of grant), and options for 30,000 shares are exercisable for five (5) years from the date of grant at a price of $9.77 per share. Accordingly, 100,000 shares of Common Stock are presently available for future awards under the 1999 Employee Plan.

     The 1999 Employee Plan is administered by the 1999 Employee Plan Committee of the Board of Directors, which is comprised solely of non-employee directors (who are "outside directors" within the meaning of Section 152(m) of the Internal Revenue Code and "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act")). The committee can make such rules and regulations and establish such procedures for the administration of the 1999 Employee Plan as it deems appropriate.

     The exercise price of an incentive stock option must be at the fair market value of our Common Stock on the date of grant (110% of the fair market value for stockholders who, at the time the option is granted, own more than 10% of the total combined classes of stock of Ameritrans or any subsidiary). An employee may only receive incentive stock option tax treatment for options exercisable up to $100,000, based upon the fair market value at the time of grant, in any one year.

     No option may have a term of more than ten years (five years for 10% or greater stockholders). Options generally may be exercised only if the option holder remains continuously associated with us or a subsidiary from the date of grant to the date of exercise. However, options may be exercised upon termination of employment or upon death or disability of any employee within certain specified periods.

     The following is a general summary of the federal income tax consequences under current tax law of incentive stock options ("ISOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     An optionee will not recognize taxable income for federal income tax purposes upon the grant of an ISO.

     Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss, and we will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income, and we will generally be entitled to deduct such amount.

     In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax.

THE DIRECTOR PLAN

     A stock option plan for non-employee directors (the "Director Plan") was adopted by the Ameritrans Board of Directors and approved by a Stockholder vote, in order to link the personal interests of non-employee directors to our long-term financial success and the growth of stockholder value. The Director Plan is substantially identical to, and the successor to, a non-employee director stock option plan adopted by the Board of Directors of Elk and approved by it stockholders in September 1998 (the "Elk Director Plan"). Ameritrans and Elk submitted an application for, and received on August 31, 1999, an exemptive order relating to these plans from the SEC. The Director Plan was amended by the Board of Directors on November 14, 2001 and approved by the shareholders at the Annual Meeting on January 18, 2002. The amendment is still subject to the approval of the Securities and Exchange Commission. The amendment (i) increases the number of shares reserved under the plan from 75,000 to 125,000 and (i) authorizes the grant of an option to purchase up to 1,000 shares at the market value at the date of grant to each eligible director who is re-elected to the Board of Directors.

     The Director Plan provides for the automatic grant of options to directors who are not our employees, officers or interested persons (an "Eligible Director"). By adopting the Director Plan, the Board believes that we will be better able to attract, motivate and retain as directors people upon whose judgment and special skills our success in large measure depends. The total number of shares for which options may be granted from time to time under the Director Plan is 75,000 shares, which will be increased to 125,000 upon SEC approval of the amendment to the Director Plan. At present, there are 27,780 shares outstanding which have been granted to eligible directors.

     The Director Plan provides that an Eligible Director serving on our Board of Directors who has served as a director for at least one year prior to the Approval Date will automatically receive on the Approval Date the grant of an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the Approval Date. With respect to any Eligible Director who is elected or reelected as a director after the Approval Date such elected director will automatically receive on the date such director has served as a director for one year of such election or reelection an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the date of the first anniversary such director became a director.

     In addition, and as stated above, upon the approval of the SEC to the amendment to the Director Plan, each eligible director to the Board of Directors who is re-elected will be granted an option to purchase up to 1,000 shares at the market value at the date of grant. The options are exercisable commencing one year after the date of grant.

     The Director Plan is administered by a committee of directors who are not eligible to participate in the Directors Plan. Options become exercisable with respect to such shares granted on the date on which the option was granted, so long as the optionee remains an Eligible Director. No option may be exercised more than five years after the date on which it is granted. The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof.

     The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options ("NQSOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and Elk will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gains.

     If the option does not have a readily ascertainable fair market value, an optionee will not recognize taxable income for federal income tax purposes upon the grant of an NQSO.

     Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee's life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

     The Director Plan may be terminated at any time by the Board of Directors, and will terminate 10 years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the plan or materially increase the benefits accruing to participants under the plan without the approval of our stockholders.

     The exercise or conversion price of the options issued pursuant to the Director Plan shall be not less than current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information as to (i) those persons who, to our knowledge, owned 5% or more of our outstanding common stock as of December 31, 2001, (ii) each of our directors and (iii) all of our officers and directors as a group. Except as set forth below, the address of each person listed below is the address of Ameritrans.


                                                                              PERCENTAGE OF        PERCENTAGE OF
                                                                               OUTSTANDING          OUTSTANDING
                                                          SHARES OF           COMMON STOCK          COMMON STOCK
                                                        COMMON STOCK       BENEFICIALLY OWNED    BENEFICIALLY OWNED
NAME                                                 BENEFICIALLY OWNED     PRIOR TO OFFERING      AFTER OFFERING
----                                                 ------------------    ------------------    ------------------
*Gary C. Granoff                                          342,987(1)             19.32%               16.32%

*Ellen M. Walker                                           57,374(2)              3.25%                2.74%

*Lee A. Forlenza                                           51,018(3)              2.90%                2.44%

*Steven Etra                                              136,617(4)              7.74%                6.54%

Marvin Sabesan                                             84,417(5)              4.82%                4.06%
188 Gannett Court
Manhasset, New York

Paul Creditor                                               7,556(6)             **                   **
747 Third Avenue, Ste. 4C
New York, NY

Allen Kaplan                                               10,556(7)             **                   **
c/o Team Systems
30-17 40th Avenue
Long Island City, NY

John R. Laird                                               5,556(8)             **                   **
481 Canoe Hill Road New Canaan, CT

Howard F. Sommer                                            5,556(9)             **                   **
c/o New York Community Investment Co., LLC
110 William Street, 32nd Floor New York, NY

Dan M. Granoff                                            139,079(10)             7.96%                6.72%
Children's Hospital Oakland Research Institute
747 52nd Street Oakland, CA

Paul D. Granoff                                           143,179(11)             8.20%                6.91%
c/o Rush-Copley Medical Center
1900 Ogden Avenue Aurora, IL 60504

*Margaret Chance                                            1,700                **                   **
c/o Ameritrans Capital Corporation
747 Third Avenue New York, NY

*Silvia Mullens                                                --                **                   **
c/o Ameritrans Capital Corporation
747 Third Avenue New York, NY

All Officers and Directors as a                           703,337(12)            37.54%               32.00%
group (12 persons)

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* Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, Margaret Chance, Silvia Mullens and Steven Etra are each "interested persons" with respect to Ameritrans and Elk, as such term is defined in the 1940 Act.

**  Less than 1%.

 1. Excludes (i) 28,933 shares owned directly or indirectly by Mr. Granoff's wife, as to which he disclaims beneficial ownership. Includes (i) 16,900 shares owned by The Granoff Family Foundation, a charitable foundation of which Mr. Granoff and his father, mother, and brother, Dan M. Granoff, are trustees; (ii) 261 shares held by GCG Associates Inc., a corporation controlled by Mr. Granoff; (iii) 77,084 shares owned by Dapary Management Corp., a corporation controlled by Mr. Granoff and (iv) 30,000 shares issuable upon the exercise of five-year options issued under the 1999 Employee Plan. See "Stock Option Plans."

 2. Includes (i) 200 shares held by Ms. Walker as custodian for her son; (ii) 22,800 shares held by various trusts of which Ms. Walker is a trustee and as to which she disclaims beneficial ownership (Mr. Granoff retains a reversionary interest in 21,000 of such shares), and (iii) 20,000 shares issuable upon the exercise of ten-year options issued under the 1999 Employee Plan. See "Stock Option Plans."

 3. Includes 17,500 shares issuable upon the exercise of ten-year options issued to under the 1999 Employee Plan. See "Stock Option Plans."

 4. Includes (i) 27,000 shares held by Mr. Etra's wife; (ii) 1,500 shares held by Mr. Etra's son; (iii) 10,000 shares held by SRK Associates LLC, a limited liability company controlled by Mr. Etra, (iv) 10,000 shares held by Lance's Property Development Corp. Pension Plan, of which Mr. Etra is a trustee and
    (v) 17,500 shares issuable upon the exercise of ten-year options issued under the 1999 Employee Plan. See "Stock Option Plans."

 5. Includes 21,387 shares held by Mr. Sabesan and his wife as joint tenants and 28,551 shares held by his wife. Mr. Sabesan disclaims beneficial ownership of the 28,551 shares held by his wife. Also includes 5,556 shares issuable upon the exercise of five-year options issued under the Director Plan. See "Stock Option Plans."

 6. Includes 5,556 shares issuable upon exercise of five year options issued under the Director Plan. See "Stock Options Plans."

 7. Includes 5,556 shares issuable upon exercise of five year options issued under the Director Plan. See "Stock Options Plans."

 8. Includes 5,556 shares issuable upon exercise of five year options issued under the Director Plan. See "Stock Options Plans."

 9. Includes 5,556 shares issuable upon exercise of five year options issued under the Director Plan. See "Stock Options Plans."

10. Excludes 16,900 shares owned by a charitable foundation, of which N. Henry Granoff, his wife, Jeannette Granoff; Gary C. Granoff and Dr. Dan M. Granoff are the trustees, and which are included in the number of shares beneficially owned by Gary Granoff; and includes 2,800 shares held in an IRA Rollover Account for the benefit of Dr. Granoff.

11. Includes 40,049 shares held by Dr. Paul Granoff directly, 77,630 held by Granoff Family Partners Ltd., of which Dr. Granoff is a general partner, and 25,500 shares held by the Granoff Pediatric Associates Profit Sharing Plan. Excludes 14,127 shares held by Dr. Granoff's wife, of which shares he disclaims beneficial ownership.

12. Includes 100,000 shares issuable upon the exercise of 30,000 five-year and 70,000 ten-year options issued under the 1999 Employee Plan and 27,780 shares issuable upon the exercise of ten-year options issued under the Director Plan. See "Stock Option Plans."

     Except pursuant to applicable community property laws or as described above, each person listed in the table above has sole voting and investment power, and is both the owner of record and the beneficial owner of his or her respective shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Elk pays legal fees, on a fixed or hourly basis, for loan closing services relating to loans other than New York taxi and radio car loan closings to Granoff, Walker & Forlenza, P.C. ("Granoff, Walker") whose stockholders are officers and directors of Elk and Ameritrans. Such services related to New York taxi and radio car loans are provided by the officers and employees of Elk. Elk paid Granoff, Walker $26,728 in fees during the six months ended December 31, 2001. The Company paid $28,865, $63,688 and $62,987 for the years ended June 30, 2001, 2000 and 1999, respectively. Elk generally charges its borrowers loan origination fees to generate income to offset the legal fees paid by Elk for loan closing services.

     We also rent office space from Granoff, Walker and share certain office expenses with that firm. For the six months ended December 31, 2001, we paid $19,800 in rent, $31,590 in shared overhead expense, and $18,135 of other reimbursable shared overhead expense. Rent expense amounted to $39,600 for each of the years ended June 30, 2001, 2000 and 1999, respectively. Shared overhead costs and reimbursable shared overhead expenses for the years ended June 30, 2001, 2000 and 1999 amounted to $91,301, $88,186 and $85,138, respectively.

     During the fiscal year ended June 30, 1998, Granoff, Walker exercised an option in its lease, at our request, and rented an additional 1,800 square feet of office space contiguous with our offices at a below market rent (the "Additional Space"). Until we require the Additional Space, the law firm sublets the Additional Space to outside tenants under short-term arrangements. In the event all or a portion of the Additional Space is vacant, Elk's Board of Directors has agreed to reimburse the law firm for the additional rent due. The estimated maximum amount of rent for which we would be responsible is $58,000 per year, less any sublet rental income received from the outside tenants. During the year ended 2001, the additional space was fully occupied. In August, 2001, Ameritrans' Board of Directors approved the execution of a formal sublease with the law firm on financial terms and conditions consistent with the prior arrangement for the period July 1, 2001 through April 30, 2004.

CONFLICTS OF INTEREST POLICIES

     The Boards of Directors of Ameritrans and Elk have adopted policies governing potential conflicts of interest between the companies and their directors and officers. Together, these policies comprise our "Codes of Ethics" as required under the 1940 Act.

     These policies generally provide that no officer, director or employee of the respective company will make any loan which might be deemed to be appropriate for that company, unless and until such transaction is first approved by a majority of the directors of that company who are not "interested persons" of that company within the meaning of the 1940 Act and who have no financial or other material interest in the transaction. A loan would not be deemed to be appropriate for Elk if in any manner such loan (or investment) would in any way violate SBA Regulations in effect at the time of making such loan or investment. In reviewing any such transaction, the directors will examine, among other factors, whether the transaction would deprive the company of an opportunity or whether it would otherwise conflict with our best interests and those of our stockholders. A complete record of any such review and the results of the review will be maintained by the respective company as part of its permanent records.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Ameritrans Certificate of Incorporation limits the liability of our directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. This limitation of liability does not affect the availability of equitable remedies such as injunctive relief or recision.

     The Ameritrans by-laws provide that Ameritrans shall indemnify its officers and directors to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. We have entered into indemnification agreements with our officers and directors containing provisions that may require Ameritrans, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status as directors or officers (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     Ameritrans has directors' and officers' liability insurance. This policy was previously held by Elk for the benefit of its officers and directors and was assumed by Ameritrans upon the completion of the Share Exchange.

                                   REGULATION

                        FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is a general summary of the federal income tax principles applicable to Ameritrans, based on the currently existing provisions of the Internal Revenue Code and the regulations thereunder. This summary does not purport to be a complete description of the tax considerations applicable to Ameritrans or to the holders of its Common Stock. These principles, in general, also apply to Elk, but the sole direct stockholder of Elk is Ameritrans.

     Ameritrans has elected to be treated as a "regulated investment company" (a "RIC") under Section 851 of the Internal Revenue Code, and Elk has elected to be treated as a RIC since 1984. A regulated investment company may deduct, for federal income tax purposes, most dividends paid to stockholders, thereby avoiding federal income taxation at the corporate level on stockholder dividends. In addition, because Elk currently qualifies for treatment as a RIC, Ameritrans anticipates that the dividends it receives from Elk will not be subject to corporate taxation at the level of Elk.

TAXATION OF REGULATED INVESTMENT COMPANIES

     In order to qualify as a RIC for a given fiscal year, a company must meet each of the following conditions for that fiscal year:

          a) The company must be registered as an investment company under the 1940 Act at all times during the year.

          b) At least 90% of the company's gross income for the year must be derived from interest, gains on the sale or other disposition of stock or other securities, dividends and payment with respect to securities loans.


          c) At the close of each quarter, at least 50% of the value of the company's total assets must be represented by cash, cash items (including receivables), securities of other RICs and securities of other issuers, except that the investment in a single issuer of securities may not exceed 5% of the value of the RIC's assets, or 10% of the outstanding voting securities of the issuer.

          d) At the close of each quarter, and with the exception of government securities or securities of other RICs, no more than 25% of the value of a RIC's assets may be made up of investments in the securities of a single issuer or in the securities of two or more issuers controlled by the RIC and engaged in the same or a related trade or business. However, if a non-RIC entity controlled by the RIC subsequently sustains internally generated growth (as opposed to growth via acquisitions), the diversification requirement will not be violated even if the non-RIC subsidiary represents in excess of 25% of the RIC's assets.

          e) The company must distribute as dividends at least 90% of its investment company taxable income (as defined in Section 852 of the Internal Revenue Code), as well as 90% of the excess of its tax-exempt income over certain disallowed tax-exempt interest deductions. This treatment substantially eliminates the "double taxation" (i.e., taxation at both the corporate and stockholder levels) that generally results from the use of corporate investment vehicles. A RIC is, however, generally subject to federal income tax at regular corporate rates on undistributed investment company taxable income.


     In order to avoid the imposition of a non-deductible 4% excise tax on its undistributed income, a company is required, under Section 4982 of the Internal Revenue Code, to distribute within each calendar year at least 98% of its ordinary income for such calendar year and 98% of its capital gain net income (reduced by the RIC's net ordinary loss for the calendar year, but not below its net capital gain) for the one-year period ending on October 31 of such calendar year.

     The tax benefits available to a qualified RIC are prospective, commencing with the fiscal year in which all the conditions listed above are met, and would not permit Ameritrans to avoid income tax at the corporate level on income earned during prior taxable years. If Ameritrans fails to qualify as a RIC for a given fiscal year,

Ameritrans will not be entitled to a federal income tax deduction for dividends distributed, and amounts distributed as stockholder dividends by Ameritrans will therefore be subject to federal income tax at both the corporate level and the individual level.


     Dividends distributed by Elk to Ameritrans will constitute ordinary income to Ameritrans to the extent derived from non-capital gain income of Elk, and will ordinarily constitute capital gain income to Ameritrans to the extent derived from capital gains of Elk. However, since Ameritrans is also a RIC, Ameritrans will, in general, not be subject to a corporate level tax on its income to the extent that it makes distributions to its stockholders. If Elk does not qualify as a RIC for any reason in any fiscal year, it will not be entitled to a federal income tax deduction for dividends distributed, and will instead be liable to pay corporate level tax on its earnings. Further, if Elk does not qualify as a RIC, such failure will cause Ameritrans to fail to qualify for RIC status as well, as long as Elk stock held by Ameritrans represents more than 25% of Ameritrans' assets. In such a case, Ameritrans may be taxed on the dividends received from Elk, subject to the deduction for corporate dividends received. The deduction for dividends received by corporations depend on the percentage of recipients ownership of the corporation paying the dividend. Under
Section 243 of the Internal Revenue Code a 70% deduction is allowed if the receiving corporation owns less than 20% of the stock and the value of the paying corporation, 80% if more than 20% and less than 80% is owned, and 100% if the ownership percentage is over 80% and the dividend is a "Qualifying Dividend" paid between member of the same Affiliated Group. Thus, if Elk fails to qualify as a RIC for any reason, its earnings may be taxed at three levels, to Elk, in part to Ameritrans, and finally, when they are distributed by Ameritrans, to our stockholders.


     As long as Ameritrans qualifies as a RIC, dividends distributed by Ameritrans to its stockholders out of current or accumulated earnings and profits constitute ordinary income to such stockholders to the extent derived from ordinary income and short-term capital gains of Ameritrans (such as interest from loans by Ameritrans). Any long-term capital gain dividends distributed by Ameritrans would constitute capital gain income to Ameritrans stockholders. To the extent Ameritrans makes distributions in excess of current and accumulated earnings and profits, these distributions are treated first as a tax-free return of capital to the stockholder, reducing the tax basis of the stockholder's stock by the amount of such distribution, but not below zero, with distributions in excess of the stockholder's basis taxable as capital gains if the stock is held as a capital asset.

TAXATION OF SBICS

     As a result of Elk's status as a licensed SBIC under the 1958 Act, Elk and its stockholders qualify for the following tax benefits:

          (i) Under Section 243 of the Internal Revenue Code, Elk may deduct 100% of the dividends received by it from domestic corporations in which it has made equity investments, regardless of whether such corporations are subsidiaries of Elk (in contrast to the generally applicable 70% deduction under the Code). Because Elk generally makes long-term loans rather than equity investments, this potential benefit is not likely to be of practical significance to Elk or its stockholder.

          (ii) Under Section 1243 of the Internal Revenue Code, losses sustained on Elk's investments in the convertible debentures, or stock derived from convertible debentures, of Small Business Concerns are treated as ordinary losses rather than capital losses to Elk. Because Elk does not presently intend to purchase convertible debentures, however, this potential benefit is not likely to be of practical significance to Elk or its stockholder.

STATE AND OTHER TAXES

     The foregoing discussion relates only to federal income tax matters. Ameritrans is also subject to state and local taxation. The state, local and foreign tax treatment may not conform to the federal tax treatment discussed above. Stockholders should consult with their own tax advisors with respect to the state and local tax considerations pertaining to Ameritrans.

THE INVESTMENT COMPANY ACT OF 1940

     Ameritrans and Elk are closed-end, non-diversified management investment companies that have elected to be treated as BDCs and, as such, are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. In addition, the 1940 Act provides that a BDC may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless so authorized by the vote of a "majority of its outstanding voting securities," as defined under the 1940 Act.

     BDCs are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock (collectively, "senior securities," as defined under the 1940 Act) senior to the shares of Common Stock offered hereby if their asset coverage of such indebtedness and all senior securities is at least 200% immediately after each such issuance. Subordinated SBA debentures, preferred stock guaranteed by or issued to the SBA by Elk, and Elk bank borrowings are not subject to this asset coverage test. In addition, while senior securities are outstanding, provision must be made to prohibit the declaration of any dividend or other distribution to stockholders (except stock dividends) or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the declaration of the dividend or distribution or repurchase. The Exemptive Order issued by the SEC grants certain relief from the asset coverage ratios applicable to BDCs.

     Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets unless, at the time the acquisition is made, certain Qualifying Assets represent at least 70% of the value of the company's total assets. The principal categories of Qualifying Assets relevant to our proposed business are the following:

          (1) Securities purchased in transactions not involving a public offering from the issuer of such securities, which issuer is an eligible portfolio company. An "eligible portfolio company" is defined in the 1940 Act as any issuer which:

               (a) is organized under the laws of, and has its principal place of business in, the United States;

               (b) is not an investment company other than an SBIC wholly-owned by the BDC; and

               (c) satisfies one or more of the following requirements:

                    (i) the issuer does not have a class of securities with
               respect to which a broker or dealer may extend margin credit; or

                    (ii) the issuer is controlled by a BDC and the BDC has an
               affiliated person serving as a director of issuer;

                    (iii) the issuer has total assets of not more than
               $4,000,000 and capital and surplus (stockholders' equity less retained earnings) of not less than $2,000,000, or such other amounts as the SEC may establish by rule or regulation; or

                    (iv) the issuer meets such requirements as the SEC may
               establish from time to time by rule or regulation.

          (2) Securities for which there is no public market and which are purchased in transactions not involving a public offering from the issuer of such securities where the issuer is an eligible portfolio company which is controlled by the BDC.

          (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

          (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

     In addition, a BDC must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described in (1) or (2) above. In order to count securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available the required managerial assistance. We believe that the common stock of Elk held by Ameritrans are Qualifying Assets.

THE SMALL BUSINESS INVESTMENT ACT OF 1958

     Elk was formerly an SSBIC and, as explained in further detail below, was converted to an SBIC in February 1997 in accordance with an agreement with the SBA. The 1958 Act authorizes the organization of SBICs as vehicles for providing equity capital, long term financing and management assistance to Small Business Concerns. A Small Business Concern, as defined in the 1958 Act and the SBA Regulations, is a business that is independently owned and operated and which is not dominant in its field of operation. In addition, at the end of each fiscal year, at least 20% of the total amount of loans made since April 25, 1994 by each SBIC must be made to a subclass of Small Business Concerns that (i) have a net worth, together with any affiliates, of $6 million or less and average annual net income after U.S. federal income taxes for the preceding two (2) years of $2 million or less (average annual net income is computed without the benefit of any carryover loss), or (ii) satisfy alternative criteria under SBA Regulations that focus on the industry in which the business is engaged and the number of persons employed by the business or its gross revenues. SBA Regulations also prohibit an SBIC from providing funds to a Small Business Concern for certain purposes, such as relending and reinvestment.

     The 1958 Act authorized the organization of SSBICs to provide assistance to Disadvantaged Concerns, i.e., businesses that are at least 50% owned and managed by persons whose participation in the free enterprise system is hampered because of social or economic disadvantages. Certain 1996 amendment to the 1958 Act provided, among other things, that no further subsidized funding would be made available to SSBICs. Thereafter, pursuant to an agreement with the SBA, Elk was converted to an SBIC, subject to certain conditions imposed by the SBA. Under this agreement, Elk may now lend to persons who are not Disadvantaged Concerns. As of June 30, 2001, more than 90% of Elk's portfolio of loans and investments were to Disadvantaged Concerns.


     Under current SBA Regulations and subject to local usury laws, the maximum rate of interest that Elk may charge may not exceed the higher of (i) 19% or
(ii) a rate calculated with reference to Elk's weighted average cost of qualified borrowings, as determined under SBA Regulations or the SBA's current debenture interest rate. The current maximum rate of interest permitted on loans originated by Elk is 19%. At December 31, 2001, Elk's outstanding loans had a weighted average rate of interest of 10.5%. SBA Regulations also require that each loan originated by SBICs have a term of between five years and 20 years.


     The SBA restricts the ability of SBICs to repurchase their capital stock, to retire their subordinated SBA debentures and to lend money to their officers, directors and employees or invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

     Under SBA Regulations, without prior SBA approval, loans by licensees with outstanding SBA leverage to any single Small Business Concern may not exceed 20% of an SBIC's Leveragable Capital. Under the terms of the SBA Agreement, however, Elk is authorized to make loans to Disadvantaged Concerns in amounts not exceeding 30% of its respective Leveragable Capital.

     SBICs must invest funds that are not being used to make loans in investments permitted under SBA Regulations. These permitted investments include direct obligations of, or obligations guaranteed as to principal and interest by, the government of the United States with a term of 15 months or less and deposits maturing in one year or less issued by an institution insured by the FDIC. The percentage of an SBIC's assets so invested will depend on, among other things, loan demand, timing of equity infusions and SBA funding and availability of funds under credit facilities.

     SBICs may purchase voting securities of Small Business Concerns in accordance with SBA Regulations. SBA Regulations prohibit SBICs from controlling a Small Business Concern except where necessary to protect an investment. SBA Regulations presume control when SBICs purchase (i) 50% or more of the voting securities of a Small Business Concern if the Small Business Concern has less than 50 stockholders or (ii) more than 20% (and in certain situations up to 25%) of the voting securities of a Small Business Concern if the Small Business Concern has 50 or more stockholders.

                          DESCRIPTION OF CAPITAL STOCK


     The authorized capital stock of Ameritrans consists of 5,000,000 shares, $.0001 par value, of Common Stock, of which 1,745,600 shares are issued and outstanding, and 1,000,000 shares of "blank check" preferred stock, none of which are issued and outstanding. As of February 11, 2002, there were 216 holders of record of the Ameritrans Common Stock, exclusive of shareholders holding stock in street name.


COMMON STOCK

     The holders of Common Stock are entitled to one (1) vote per share on all matters submitted to a vote of stockholders. Holders of Common Stock have neither cumulative voting rights (which means that the holders of a majority of the outstanding shares of Common Stock may elect all of our directors) nor any preemptive rights. Holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor.

     In order to qualify as a "regulated investment company" under the Internal Revenue Code, we are required to distribute as dividends to our stockholders, for each fiscal year, at least 90% of our taxable income and 90% of the excess of our tax-exempt income over certain disallowed deductions. In addition, in order to avoid a non-deductible 4% excise tax on any undistributed income, we are required to distribute as dividends, within each calendar year, at least 98% of our ordinary income for such calendar year and 98% of our capital gain net income for the one-year period ending on October 31 of such calendar year. See "Federal Income Tax Considerations." In the event of a liquidation, dissolution or winding up of Ameritrans, holders of Common Stock will be entitled to receive a ratable portion of the assets of Ameritrans remaining after provision for payment of creditors. All of the outstanding shares of Common Stock are fully paid and non-assessable.

PREFERRED STOCK

     Subject to the asset coverage requirements of the 1940 Act, Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more classes or series. Subject to the provisions of the Certificate of Incorporation and limitations prescribed by law, the Board of Directors is expressly authorized to adopt resolutions to issue the shares, to fix the number of shares and to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the Preferred Stock, in each case without any further action or vote by the stockholders.

     The Board of Directors could issue classes or series of the undesignated Preferred Stock to make more difficult or to discourage an outsider's attempt to obtain control of Ameritrans by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of the Preferred Stock by the Board of Directors could have a negative effect on the rights of the holders of Common Stock. For example, holders of Preferred Stock may be entitled to receive dividends and distributions on liquidation before the holders of the Common Stock, and the Preferred Stock could have full or limited voting rights. As a result, the issuance of shares of Preferred Stock may discourage bids for the Common Stock or may cause the market price of the Common Stock to decline.

                  DESCRIPTION OF PARTICIPATING PREFERRED STOCK

     The following is a brief description of the terms of the Participating Preferred Stock. This description does not purport to be complete and is qualified by reference to the Certificate of Designations, the form of which is filed as an exhibit to this Registration Statement. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

GENERAL

     Under the Certificate of Designations, Ameritrans will be authorized to issue up to 500,000 shares of Participating Preferred Stock. No fractional shares of Participating Preferred Stock will be issued. The Board of Directors reserves the right to issue additional shares of Participating Preferred Stock, from time to time, subject to the restrictions set forth in the Certificate of Designations. The shares of Participating Preferred Stock will, upon issuance, be fully paid and nonassessable, and will have no preemptive, exchange, or conversion rights. Any shares of Participating Preferred Stock repurchased or redeemed by Ameritrans will be cancelled and will revert to authorized but unissued Preferred Stock undesignated as to series. The Board of Directors may, by resolution, classify or reclassify any authorized but unissued Preferred Stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations, or terms of redemption. Ameritrans will not issue any class of stock senior to the shares of Participating Preferred Stock.

     Payments to the holders of Participating Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payments of interest and repayment of principal then due on any other indebtedness of the Company.

DIVIDENDS

     Holders of shares of Participating Preferred Stock will be entitled to receive, when, as, and if declared by the Board of Directors of Ameritrans out of funds legally available therefor, provided Ameritrans is able to maintain after the payment of the dividend, and at all times, an asset coverage of 200%, cumulative cash dividends at the annual rate of 9 3/8% per share of the liquidation preference of $12.00 per share payable quarterly on March 31, June 30, September 30 and December 31. Dividends on the shares of Participating Preferred Stock will accumulate from the date of issuance thereof (the "Date of Original Issue").

     No dividends will be declared or paid or set apart for payment on shares of Participating Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Participating Preferred Stock through the most recent Dividend Payment Dates thereof. If full cumulative dividends are not declared and paid (or a sum sufficient is set apart) on the Participating Preferred Stock, all dividends declared on the shares of Participating Preferred Stock will be paid pro rata to the holders of the outstanding shares. Holders of shares of Participating Preferred Stock will not be entitled to any dividends, whether payable in cash, property, or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

     For so long as any shares of Participating Preferred Stock are outstanding, Ameritrans will not declare, pay, or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants, or rights to subscribe for or purchase share of, Common Stock or other stock, if any, ranking junior to the Participating Preferred Stock as to dividends or upon liquidation) in respect of the Common Stock or any other stock of Ameritrans ranking junior to or on a parity with the Participating Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase, or otherwise acquire for consideration any shares of its Common Stock or any other junior stock (except by conversion into or exchange for stock of Ameritrans ranking junior to or on a parity with the Participating Preferred Stock as to dividends and upon liquidation), unless, in each case, (i) Ameritrans will maintain an asset coverage of 200%, and (ii) full cumulative dividends on shares of Participating Preferred Stock due on or prior to the date of the transactions have been declared and paid.

PARTICIPATION IN PROCEEDS FROM THE SALE OF THE COMPANY

     The holders of the Participating Preferred Stock will be entitled to participate in a portion of the proceeds from the sale of the Company where the proceeds exceed a certain amount. If Ameritrans is sold for an amount in excess of 120% of the per share net asset value at the time of the sale (the "Excess Value"), then the value received by the holders of the Preferred Stock will be increased by adding, pro rata, to the $12.00 face value that percentage of the Excess Value that is equal to the percentage of the Company's total capital that is represented by the Preferred Stock.

OPTIONAL REDEMPTION

     The shares of Participating Preferred Stock shall be redeemable in whole or in part from time to time solely at the option of Ameritrans during the first year from the date of this Prospectus at a premium of 10% above the face value, during the second year at a premium of 8%, during the third year at a premium of 6%, during the fourth year at a premium of 4%, and during the fifth year at a premium of 2% above the face value. Thereafter, the Participating Preferred Stock shall be redeemable at the option of Ameritrans in whole or in part from time to time at the face value of $12.00 per share.

     Redemption Procedures. A Notice of Redemption will be given to the holders of record of Participating Preferred Stock selected for redemption not less than 30 or more than 60 days prior to the date fixed for the redemption. Each Notice of Redemption will state (i) the redemption date, (ii) the number of shares of Participating Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the Redemption Price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date, and (vii) the provisions of the Certificate of Designations under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

     Upon a liquidation, dissolution, or winding up of the affairs of the Company (whether voluntary or involuntary), holders of shares of Participating Preferred Stock then outstanding will be entitled to receive out of the assets of Ameritrans available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Company ranking junior to the Participating Preferred Stock as to liquidation payments, a liquidation distribution in the amount $12.00 per share plus an amount equal to all unpaid dividends accumulated thereon up to and including the date fixed for such distribution or payment (whether or not earned or declared by the Company, but excluding interest thereon) (the "Liquidation Preference"), and such holders will be entitled to no further right or claim to any of the remaining assets of the Company. If, upon any liquidation, dissolution, or winding up of the affairs of the Company whether voluntary or involuntary, the assets of the Company available for distribution among the holders of all outstanding shares of Participating Preferred Stock and any other outstanding Preferred Stock of the Company ranking on a parity with the Participating Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Participating Preferred Stock of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Participating Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of Participating Preferred Stock, no dividends or other distributions will be made to holders of the Common Stock or any other stock of the Company ranking junior to the Participating Preferred Stock as to liquidation.

VOTING RIGHTS

     Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Participating Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock and of any other Preferred Stock of the Company then outstanding as single class.


     In connection with the election of the Company's directors, holders of shares of Participating Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of Ameritrans' directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Participating Preferred Stock and any other Preferred Stock, voting together as a single class. Upon the closing of this Offering, the Company will designate two of the Company's disinterested directors to serve as the director representatives for the holders of the Participating Preferred Stock to serve in such capacity until the next annual meeting of the Company's shareholders.

     In addition, if at any time dividends on outstanding shares of Participating Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Participating Preferred Stock, to elect a majority of the directors of the Company under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Participating Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of Participating Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Company as so increased. The terms of office of the persons who are directors at the time of that election will continue. If Ameritrans thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Participating Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Participating Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Participating Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Participating Preferred Stock and any other Preferred Stock have the right to elect in any event) will terminate immediately and automatically.


     So long as the shares of Participating Participating Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the shares of Participating Preferred Stock outstanding at the time, voting separately as one class, amend, alter, or repeal the provisions of the Certificate of Incorporation, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the rights set forth in the Certificate of Incorporation of holders of the shares of Participating Preferred Stock. The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the shares of the Participating Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, any action to change the subclassification from a closed-end investment company to an open-end investment company and changes in the Company's investment objectives or changes in the investment company restrictions described as fundamental policies under "Investment Objectives and Policies," each to the extent shareholder authorization is required. The class vote of holders of shares of the shares of Participating Preferred Stock and any other Preferred Stock described above will be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Participating Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

     The foregoing voting provisions will not apply to any shares of Participating Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Deposit Securities provided to the Dividend-Paying Agent to effect such redemption.

LIMITATION ON INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF ADDITIONAL PREFERRED STOCK

     So long as any shares of Participating Preferred Stock are outstanding, the Company may issue and sell one or more series of a class of senior securities of the Company representing indebtedness under the 1940 Act and/or otherwise create or incur indebtedness, provided that the Company will, immediately after giving effect to the incurrence of such indebtedness and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Company representing indebtedness, as defined in the 1940 Act, of at least 200% of the amount of all indebtedness of the Company then outstanding and no such additional indebtedness will have any preference or priority over any other indebtedness of the Company upon the distribution of the assets of the Company or in respect of the payment of interest. Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Company then in effect, will not be considered to be indebtedness limited by the Certificate of Designations. In addition, pursuant to an order granted to Ameritrans and Elk in November 1999, certain bank and SBA indebtedness of Elk is excluded from the asset coverage requirements imposed on Ameritrans and Elk by the 1940 Act.

     So long as any shares of Participating Preferred Stock are outstanding, the Company may issue and sell shares of one or more other series of Preferred Stock constituting a series of a class of senior securities of the Company representing stock under the 1940 Act in addition to the shares of Participating Preferred Stock, provided that (i) if the Company is using the proceeds (net of all offering expenses payable by the Company) of such additional Preferred Stock to purchase all or a portion of the shares of Participating Preferred Stock or to redeem or otherwise refinance all or a portion of the shares of Participating Preferred Stock, any other Preferred Stock, and/or any indebtedness of the Company then outstanding, then the Company will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Company which are stock, as defined in the 1940 Act, of at least 200% of the shares of Participating Preferred Stock and all other Preferred Stock of the Company then outstanding or (ii) if the Company is using the proceeds (net of all offering expenses payable by the Company) of such additional Preferred Stock for any other purpose, then the Company will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Company which are stock, as defined in the 1940 Act, of at least 200% of the shares of Participating Preferred Stock and all other Preferred Stock of the Company then outstanding, and, in the case of either (i) or (ii) above, (iii) no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Company upon the distribution of the assets of the Company or in respect of the payments of dividends.

REPURCHASE OF PARTICIPATING PREFERRED STOCK

     Ameritrans is a closed-end investment company and, as such, holders of Participating Participating Preferred Stock do not, and will not, have the right to redeem their shares of the Company. Ameritrans , however, may repurchase shares of the Participating Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

ASSET MAINTENANCE

     ASSET COVERAGE. The Company will be required under the Certificate of Designations to maintain at all times asset coverage of at least 200% (or such higher percentage as may be required under the 1940 Act) with respect to all outstanding senior securities of the Company which are stock, including the Participating Preferred Stock.

                                    WARRANTS

     Each Warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $7.00, subject to certain adjustments, for 5 years from the date of this Prospectus. The Warrants may be exercised in whole or in part.

     The Warrants are being issued under a warrant agreement ("Warrant Agreement") between the Company and Continental Stock Transfer & Trust Company (the "Warrant Agent"). The following is a general summary of certain provisions contained in the Warrant Agreement and is qualified in its entirety by reference to the Warrant Agreement, a copy of which has been filed as an exhibit to the Registration Statement, of which this Prospectus is a part.

     The Board of Directors of the Company has the right to amend the terms of the Warrant Agreement at its discretion to, among other things, extend the exercise period of the Warrants; provided, however, that no amendment adversely affecting the rights of holders of Warrants may be made without the approval of the holders of a majority of the affected Warrants, and provided, further, that no reduction in the number or change in the nature of the securities purchaseable upon exercise of the Warrant, no increase in the exercise price, or the acceleration of the expiration date, may be made without the approval of each holder of a Warrant, unless such changes result from the effect on the anti-dilution provisions of the Warrant, as summarized below.

     Ameritrans has the right to redeem all the Warrants at a price of $0.10 per Warrant upon not less than 30 days' prior written notice; provided that before any redemption of Warrants can take place, the average closing price of Ameritrans' Common Stock as reported on NASDAQ shall have been $9.10 per share for 20 consecutive trading days ending within 30 days prior to the date on which notice of redemption is sent.

     In order for a holder to exercise his or her Warrants, and as required in the Warrant Agreement, there must be a current registration statement on file with the Securities and Exchange Commission ("SEC") and various state securities commissions to continue registration of the shares of Common Stock underlying such Warrants. The Company will be required to file post-effective amendments when events require such amendments. There can be no assurance that the registration statement can be kept current. If it is not kept current for any reason, the Warrants will not be exercisable and will be deprived of any value. The Company has agreed to use its best efforts to maintain a current registration statement to permit the issuance of the Common Stock upon exercise of the Warrants.

     Holders of the Warrants will be protected against dilution of the interest represented by the underlying shares of Common Stock upon the occurrence of certain events, including, but not limited to, stock dividends, stock-splits, reclassifications, and mergers. In the event of the complete liquidation and dissolution of the Company, the Warrants terminate. Holders of the Warrants will not have voting power and will not be entitled to dividends. In the event of liquidation, dissolution, or winding up of the Company, holders of the Warrants will not be entitled to participate in the Company's assets.

TRANSFER AGENT

     The transfer agent for our Common Stock is Continental Stock Transfer & Trust Company, 17 Battery Park South - 8th Floor, New York, New York 10004.

WARRANT AGENT


     The warrant agent for the Warrants is Continental Stock Transfer & Trust Company.



BUSINESS COMBINATION PROVISIONS

     Delaware Corporation Law Section 203 is entitled "Business Combinations with Interested Stockholders." Subject to certain exceptions, Section 203 generally prohibits any Delaware corporation covered by Section 203 from engaging in any "business combination" with a person who is an "interested stockholder" for a period of three (3) years following the date such person became an interested stockholder, unless (i) the Board of Directors approved either the interested stockholder or business combination in question prior to the date such person became an interested stockholder, (ii) upon consummation of the transaction which resulted in such person becoming an interested stockholder, such interested stockholder owned at least 85% of the voting stock of the corporation, excluding (for purposes of determining the number of shares outstanding) stock held by persons who are both directors and officers of the corporation or by certain employee stock plans, or (iii) the business combination is approved by both the Board of Directors of the corporation and at a stockholders' meeting, by two-thirds of the outstanding voting stock not owned by such interested stockholder.

     Companies may choose not to be governed by Section 203, and the Ameritrans Certificate of Incorporation provides that Ameritrans shall not be governed by
Section 203.

                         SHARES ELIGIBLE FOR FUTURE SALE

     Future sales of substantial amounts of Common Stock in the public market, or the perception that such sales could occur, could adversely affect market prices prevailing from time to time. In addition, several of our principal stockholders and entities affiliated with them hold a significant portion of our outstanding Common Stock, and a decision by one or more of these stockholders to sell their shares could adversely affect the market price of the Common Stock.

     Upon completion of the Offering, we will have outstanding 2,070,600 shares of Common Stock. Except for the shares currently owned or subsequently acquired by our affiliates, in this Offering or otherwise, the outstanding shares and the 325,000 shares to be sold in this Offering, will be freely tradeable without restriction under the Securities Act, except for shares subject to lock-up agreements. Substantially all of our officers and directors, amounting to a total of 589,696 shares of Common Stock, have agreed that, for 180 days following the date of this prospectus, they will not offer, sell, contract to sell or otherwise dispose of any shares of Common Stock without the prior written consent of the Representative.

     The shares owned by our affiliates may be sold in accordance with the conditions of Rule 144 of the Securities Act. In general, under Rule 144, an affiliate would be entitled to sell in brokers' transactions or to market makers within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of the Common Stock (approximately 20,706 shares, based on the number of shares outstanding after the Offering) or the average weekly trading volume of the Common Stock on the Nasdaq SmallCap Market during the four (4) calendar weeks preceding the date on which notice of the sale is filed with the SEC. Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about the company.


     We have authorized 200,000 shares of Common Stock under the 1999 Employee Plan, including 100,000 shares issuable upon the exercise of options that have been granted under the 1999 Employee Plan. A total of 100,000 shares of Common Stock remains for future grants under the 1999 Employee Plan. In addition, 75,000 shares of Common Stock have been authorized under the Director Plan, pursuant to which, options to purchase 27,780 shares have been granted and are presently outstanding. Upon the approval of the Director Plan amendment by the SEC, there will be 125,000 shares of Common Stock authorized under the Director Plan. We intend to file a registration statement under the Securities Act to register the shares reserved for issuance under the 1999 Employee Plan and the Director Plan. Shares issued upon exercise of outstanding stock options after the effective date of such registration statement generally will be tradeable without restriction under the Securities Act.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in the underwriting agreement by and between the Company and the Underwriters (the "Underwriting Agreement"), the Company has agreed to sell to the Underwriters, on a firm commitment basis, a total of 325,000 Units. Noble International Investments, Inc. is acting as the representative of the Underwriters (the "Representative").


                                                                     NUMBER OF
                     UNDERWRITERS                                      UNITS
                     ------------                                    ---------
     Noble International Investments, Inc. .........................
     Stanford Group Company ........................................
                  Total ............................................  325,000

     The Company has agreed to sell the Units to the Underwriters at a discount of ___ percent (__%) of the public offering price thereof. Ameritrans has also agreed to pay the Representative a non-accountable expense allowance in the amount of __% of the aggregate offering price of the Units ($45,000 of which has already been paid), including the Units purchased pursuant to the Over-Allotment Option. In addition, Ameritrans has agreed to pay all costs of issuance of the Units, including blue sky fees and related counsel fees, but not including fees and expenses of the Representative's counsel. Ameritrans estimates that it will incur costs of $400,000 in connection with this Offering, not including the Representative's __% non-accountable expense allowance.


     The Company has agreed to indemnify the Underwriters against certain liabilities which may be incurred in connection with this Offering, including certain civil liabilities under the Securities Act, and where such indemnification is not available, to contribute to the payments the Underwriter may be required to make in respect of such liabilities.

     We and, (with the exception of one director) our directors and officers have entered into lock-up agreements, pursuant to which we and our directors and officers have agreed not to sell, offer to sell, or otherwise dispose of any shares of the Company's Common Stock, or securities convertible into Common Stock, owned by them, for a period of 180 days from the date of this Prospectus, without the prior written consent of the Representative. The Representative may, at any time and without notice, waive the terms of these lock-up agreements as specified in the underwriting agreement.

     The Company has granted the Underwriters an Over-Allotment Option, which is exercisable for 45 days from the date hereof, to purchase up to an aggregate of 48,750 additional Units, all at the offering price, less the underwriting discount, set forth on the cover page of this Prospectus. The Underwriters may exercise the Over-Allotment Option solely for the purpose of covering over-allotments incurred in the sale of Units offered hereby.

     The Representative, on behalf of the Underwriters, may engage in over-allotment, stabilizing transactions, syndicate covering transactions, and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934, as amended. Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specific maximum. Syndicate covering transactions involve purchases of the Company's securities in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Representative to reclaim a selling concession from a syndicate member when the securities originally sold by such syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions.

     Subject to SEC approval, Ameritrans has agreed to sell to the Representative or their nominee, for $____ per option, the Underwriter's Unit Purchase Option to purchase 32,500 Units, each Unit consisting of one share of Common Stock, one share of Preferred Stock, and one Warrant. The Underwriter's Unit Purchase Option will be exercisable for a five-year term, commencing one year after the date of this Prospectus, at an exercise price of $_____ per Unit, [120% of the public offering price of the Units].

     The Underwriter's Unit Purchase Option will be restricted from exercise, sale, transfer, assignment, or hypothecation (except to officers of the Representative or of any other broker-dealer which participates in this

Offering) for a period of one year from the date of this Prospectus. The Underwriter's Unit Purchase Option is subject to the approval of the Securities and Exchange Commission.

     The Underwriter's Unit Purchase Option also provides that upon the request of the Representative or holders of a majority interest in the Underwriter's Unit Purchase Option or the underlying securities, at any time during the five-year period commencing one year after the Effective Date, the Company will prepare and file a post-effective amendment or new registration statement permitting the sale of the Underwriter's Unit Purchase Option and/or the underlying securities.

     Ameritrans will bear the cost of such registration statement. If Ameritrans files a registration statement relating to an equity offering under the provisions of the Securities Act at any time during the five-year period commencing on the date of this Prospectus, the holders of the Underwriter's Unit Purchase Option or underlying securities will have the right, subject to certain conditions, to include in such registration statement, at the Company's expense, all or part of the underlying securities at the request of the holders. The number of Units covered by the Underwriter's Unit Purchase Option and the exercise price are subject to adjustment upon certain events to prevent dilution.

     For the life of the Underwriter's Unit Purchase Option, the holders thereof will have the opportunity to profit from a rise in the market price of the Securities with the resulting dilution in the interests of other stockholders. The Representative's registration rights may result in substantial expense to the Company at a time when it may not be able to afford such expense and may impede future financings. The Company may find that the terms on which it could obtain additional capital may be adversely affected while the Underwriter's Unit Purchase Option is outstanding.

DETERMINATION OF PUBLIC OFFERING PRICE.

     Prior to this Offering, there has been no public market for the Units, Preferred Stock and Warrants. The initial public offering prices for the Units, Preferred Stock and Warrants has been determined by negotiations between the Company and the Representative. Among the factors considered in the negotiations were the market price of the Ameritrans' Common Stock, an analysis of the areas of activity in which the Company is engaged, the present state of the Ameritrans' business, the Company's financial condition, the Company's prospects, an assessment of management, and the general condition of the securities market at the time of this Offering. The public offering price of the Securities were determined by negotiation between Ameritrans and the Representative and may not be indicative of the market price for such securities in the future.

     The Company's Common Stock is listed on NASDAQ SmallCap Market under the symbol "AMTC." The Preferred Stock and Warrants will be listed on NASDAQ under the symbols "AMTCP" and "AMTCW," respectively, but there can be no assurances that an active trading market will develop. The Units will be listed for 30 days, and thereafter at the discretion of the Representative, on the Nasdaq SmallCap Market under the symbol "AMTCU."

                                     EXPERTS

     The consolidated financial statements of Ameritrans Capital Corporation and subsidiaries for the years ended June 30, 2001, 2000 and 1999 included in this Prospectus have been audited by Marcum & Kliegman LLP, independent public accountants, as indicated in their report dated September 27, 2001 with respect thereto and are incorporated herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

                                  LEGAL MATTERS


     The validity of the shares of Common Stock will be passed upon for Ameritrans by Stursberg & Veith, New York, New York. Certain legal matters in connection with the Offering will be passed upon for the Underwriters by Drinker, Biddle & Reath, LLP, Philadelphia, Pennsylania.


                             ADDITIONAL INFORMATION

     We have filed with the SEC a Registration Statement on Form N-2 under the Securities Act with respect to the Units offered by this Prospectus. This Prospectus, filed as part of the Registration Statement, does not contain all of the information set forth in the Registration Statement and the exhibits and schedules thereto. For further information with respect to Ameritrans and the Common Stock, you should refer to the Registration Statement, including its exhibits and schedules. Statements contained in this Prospectus as to the contents of any contract or any other document are not necessarily complete. In each instance, we refer you to the copy of such contract or document filed as an exhibit to the Registration Statement, and each such statement is qualified in all respects by such reference to the complete document.

     As a BDC, we comply with the informational requirements of the 1934 Act, and, in accordance therewith, we are required to file reports, proxy statements, and other information with the SEC.

     You may inspect the Registration Statement, including all exhibits and schedules, filed with the SEC, as well as the reports, proxy statements, and other information we file under the 1934 Act, without charge, at the Public Reference Room maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Seven World Trade Center, 13th Floor, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You can obtain information on the operation of the Public Reference room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site that contains reports, proxy statements, and other information. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our Common Stock is listed on the Nasdaq SmallCap Market and our reports, proxy statements and other information can also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

                          INDEX TO FINANCIAL STATEMENTS

                                                                                           PAGE
                                                                                           ----
REPORT OF MARCUM & KLIEGMAN LLP,
  INDEPENDENT AUDITORS' REPORT .........................................................   F-2

Consolidated Balance Sheets as of June 30, 2001, June 30, 2000 and
  December 31, 2001 (unaudited) ........................................................   F-3

Consolidated Statements of Income for the Years Ended June 30, 2001, June 30,
  2000 and June 30, 1999 and for the Six Months Ended
  December 31, 2001 and December 31, 2000 (unaudited) ..................................   F-4

Consolidated Statements of Comprehensive Income for the years ended June 30,
  2001, 2000 and 1999 and for the Six Months Ended
  December 31, 2001 and December 31, 2000 (unaudited) ..................................   F-5

Consolidated Statements of Stockholders' Equity for the Years Ended June 30,
  2001, June 30, 2000 and June 30, 1999 and for the Six Months
  Ended December 31, 2001 (unaudited) ..................................................   F-6

Consolidated Statements of Cash Flows for the Years Ended June 30, 2001, June
  30, 2000 and June 30, 1999, and for the Six Months Ended
  December 31, 2001 and December 31, 2000 (unaudited) ..................................   F-7

Schedule of Loans at June 30, 2001 .....................................................   F-9

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS .............................................  F-10

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Ameritrans Capital Corporation and Subsidiaries

We have audited the accompanying consolidated balance sheets of Ameritrans Capital Corporation and Subsidiaries as of June 30, 2001 and 2000, and the related consolidated statements of income, comprehensive income, stockholders' equity and cash flows for the years ended June 30, 2001, 2000 and 1999 and the schedule of loans as of June 30, 2001. These consolidated financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and schedule referred to above present fairly, in all material respects, the financial position of Ameritrans Capital Corporation and Subsidiaries as of June 30, 2001 and 2000, and the results of their operations and their cash flows for the years ended June 30, 2001, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 1, the consolidated financial statements include loans valued at $54,241,470 and $56,426,579 as of June 30, 2001 and 2000,
respectively, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of the value of such loans and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation is appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for such loans existed, and the differences could be material.

New York, NY
September 27, 2001


/s/ Marcum & Kliegman LLP

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                                            DECEMBER 31,
                                                           JUNE 30,          JUNE 30,           2001
                                                             2001              2000         (UNAUDITED)
                                                         -----------       -----------      ------------
Loans receivable .....................................   $54,559,970       $56,806,579      $55,653,678
Less: unrealized depreciation on loans receivable ....      (318,500)         (380,000)        (318,500)
                                                         -----------       -----------      -----------
                                                          54,241,470        56,426,579       55,335,178
Cash and cash equivalents ............................       575,229           376,507          398,492
Accrued interest receivable ..........................       985,334           928,765        1,225,529
Assets acquired in satisfaction of loans .............       932,814           609,106        1,000,751
Receivables from debtors on sales of assets
  acquired in satisfaction of loans ..................       421,823           743,954          367,271
Equity securities ....................................       436,914           631,974          486,939
Furniture, fixtures and leasehold improvements, net ..       101,902           110,019           95,463
Prepaid expenses and other assets ....................       289,383           467,720          573,413
                                                         -----------       -----------      -----------
  TOTAL ASSETS .......................................   $57,984,869       $60,294,624      $59,483,036
                                                         ===========       ===========      ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                            DECEMBER 31,
                                                           JUNE 30,          JUNE 30,          2001
                                                             2001              2000         (UNAUDITED)
                                                         -----------       -----------      ------------
LIABILITIES
  Debentures payable to SBA ..........................   $ 8,880,000       $ 8,880,000      $ 8,880,000
  Notes payable, banks ...............................    35,550,000        37,800,000       36,970,000
  Accrued expenses and other liabilities .............       456,316           365,328          383,762
  Accrued interest payable ...........................       291,427           365,270          268,833
                                                         -----------       -----------      -----------
  TOTAL LIABILITIES ..................................    45,177,743        47,410,598       46,502,595
                                                         -----------       -----------      -----------

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
  Preferred stock, 1,000,000 shares authorized,
    none outstanding .................................           -0-               -0-              -0-
  Common stock, $.0001 par value: 5,000,000
    shares authorized; 1,745,600, 1,745,600
    and 1,745,600 (unaudited) shares issued
    and outstanding, respectively ....................           175               175              175
  Additional paid-in-capital .........................    13,471,474        13,471,474       13,471,474
  Accumulated Deficit ................................      (678,593)         (725,057)        (505,278)
  Accumulated other comprehensive income .............        14,070           137,434           14,070
                                                         -----------       -----------      -----------
  TOTAL STOCKHOLDERS' EQUITY .........................    12,807,126        12,884,026       12,980,441
                                                         -----------       -----------      -----------

Total Liabilities and
  Stockholders' Equity ...............................   $57,984,869       $60,294,624      $59,483,036
                                                         ===========       ===========      ===========


   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                                    FOR THE       FOR THE
                                                                                  SIX MONTHS    SIX MONTHS
                                        FOR THE        FOR THE       FOR THE         ENDED         ENDED
                                      YEAR ENDED     YEAR ENDED    YEAR ENDED    DECEMBER 31,  DECEMBER 31,
                                       JUNE 30,       JUNE 30,      JUNE 30,         2001          2000
                                         2001           2000          1999        (UNAUDITED)   (UNAUDITED)
                                     ------------   -----------    ----------    ------------   -----------
INVESTMENT INCOME
  Interest on loans receivable ......  $6,165,910    $6,177,218     $5,197,667     $2,899,659    $3,065,411
  Fees and other income .............     273,882       425,179        386,227         92,691       157,127
                                       ----------    ----------     ----------     ----------    ----------
    TOTAL INVESTMENT INCOME .........   6,439,792     6,602,397      5,583,894      2,992,350     3,222,538
                                       ----------    ----------     ----------     ----------    ----------
OPERATING EXPENSES
  Interest ..........................   3,392,202     3,345,526      2,498,284      1,372,578     1,744,770
  Salaries and employee benefits ....     627,013       594,804        533,352        339,449       297,254
  Legal fees ........................     187,183       395,366        303,995         98,555        80,037
  Miscellaneous administrative
    expenses ........................   1,006,543       883,915        828,762        425,144       453,604
  Loss on assets acquired
    in satisfaction of loans, net ...     122,912        61,546         11,272         50,166        55,769
  Directors' fee ....................      19,750        36,875         32,375         12,700          (500)
  Write off and depreciation
    on loans receivable .............     225,235       617,846        146,465         54,843       194,298
                                       ----------    ----------     ----------     ----------    ----------
    TOTAL OPERATING EXPENSES ........   5,580,838     5,935,878      4,354,505      2,353,435     2,825,232
                                       ----------    ----------     ----------     ----------    ----------
    OPERATING INCOME ................     858,954       666,519      1,229,389        638,915       397,306
                                       ----------    ----------     ----------     ----------    ----------
Other Income (Expenses)
  Net gain from rental activities ...      15,000         7,233          7,200             --            --
  Gain on Sale of Securities ........     121,637       231,703             --          6,782        12,130
  Recapitalization costs ............          --      (423,045)            --             --            --
  Terminated offering costs                    --      (256,087)            --             --            --
  Terminated merger costs ...........    (413,186)           --             --             --            --
                                       ----------    ----------     ----------     ----------    ----------
    TOTAL OTHER (EXPENSES)
      INCOME ........................    (276,549)     (440,196)         7,200          6,782        12,130
                                       ----------    ----------     ----------     ----------    ----------
INCOME BEFORE INCOME TAXES ..........     582,405       226,323      1,236,589        645,697       409,436
INCOME TAX (BENEFIT) EXPENSE ........       7,896        13,571           (769)         1,070         7,440
                                       ----------    ----------     ----------     ----------    ----------
    NET INCOME ......................   $ 574,509     $ 212,752     $1,237,358      $ 644,627     $ 401,996
                                       ==========    ==========     ==========     ==========    ==========
Weighted Average Shares
  Outstanding
--Basic .............................   1,745,600     1,745,600      1,745,600      1,745,600     1,745,600
                                       ==========    ==========     ==========     ==========    ==========
--Diluted ...........................   1,745,600     1,745,600      1,750,684      1,745,600     1,750,684
                                       ==========    ==========     ==========     ==========    ==========
Net Income Per Common Share
--Basic .............................  $     0.33   $     0.12    $     0.71    $     0.37   $     0.23
                                       ==========    ==========     ==========     ==========    ==========
--Diluted ...........................  $     0.33    $     0.12     $     0.71     $     0.37    $     0.23
                                       ==========    ==========     ==========     ==========    ==========


   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                                    FOR THE       FOR THE
                                                                                  SIX MONTHS    SIX MONTHS
                                         FOR THE       FOR THE       FOR THE         ENDED         ENDED
                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    DECEMBER 31,  DECEMBER 31,
                                        JUNE 30,      JUNE 30,      JUNE 30,         2001          2000
                                          2001          2000          1999        (UNAUDITED)   (UNAUDITED)
                                      ------------  -----------    ----------    ------------   -----------
NET INCOME .........................    $ 574,509     $ 212,752     $1,237,358      $ 644,627     $ 401,996
OTHER COMPREHENSIVE INCOME
  Unrealized (loss) gain on
    equity securities arising
    during the period ..............       (4,852)       84,283         62,964             --            --
  Reclassification adjustment
    for gains included in net
    income .........................     (118,512)     (208,602)            --             --            --
                                        ---------     ---------     ----------      ---------     ---------
                                        $ 451,145      $ 88,433     $1,300,322      $ 644,627     $ 401,996
                                        =========     =========     ==========      =========     =========

   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                        COMMON
                          SHARES OF      STOCK                               RETAINED     ACCUMULATED
                           COMMON       $0.0001   ADDITIONAL                 EARNINGS        OTHER
                            STOCK         PAR      PAID-IN    RESTRICTED   (ACCUMULATED  COMPREHENSIVE
                         OUTSTANDING     VALUE     CAPITAL      CAPITAL      DEFICIT)        INCOME        TOTAL
                         -----------    -------   ----------  ----------   ------------  -------------  -----------
BALANCE --
  July 1, 1998 .........  1,745,600      $175    $12,503,106   $ 968,368   $    24,289       198,789    $13,694,727
Transfer of restricted
  capital ..............         --        --        711,452    (711,452)           --            --             --
Dividends declared               --        --             --          --    (1,256,832)           --     (1,256,832)
Net Income .............         --        --             --          --     1,237,358            --      1,237,358
Unrealized gain on
  equity securities
  arising during
  the period ...........         --        --             --          --            --        62,964         62,964
                          ---------      ----    -----------   ---------   -----------       -------    -----------
BALANCE --
  June 30, 1999 ........  1,745,600       175     13,214,558     256,916         4,815       261,753     13,738,217
Transfer of
restricted capital .....         --        --        256,916    (256,916)           --            --             --
Dividends declared .....         --        --             --          --      (942,624)           --       (942,624)
Net Income .............         --        --             --          --       212,752            --        212,752
Unrealized gain on
  equity securities
  arising during
  the period ...........         --        --             --          --            --        84,283         84,283
Reclassification
  adjustment for
  gains included
  in net income ........         --        --             --          --            --      (208,602)      (208,602)
                          ---------      ----    -----------   ---------   -----------       -------    -----------
BALANCE --
June 30, 2000 ..........  1,745,600       175     13,471,474          --      (725,057)      137,434     12,884,026
Dividends declared .....         --        --             --          --      (528,045)           --       (528,045)
Net Income .............         --        --             --          --       574,509            --        574,509
Unrealized gain on
  equity securities
  arising during
  the period ...........         --        --             --          --            --        (4,852)        (4,852)
Reclassification
  adjustment for
  gains included in
  net income ...........         --        --             --          --            --      (118,512)      (118,512)
                          ---------      ----    -----------   ---------   -----------       -------    -----------
BALANCE --
  June 30, 2001 ........  1,745,600       175     13,471,474          --      (678,593)       14,070     12,807,126
Dividends declared .....                                                      (471,312)                    (471,312)
Net Income
  (unaudited) ..........         --        --             --          --       644,627            --        644,627
                          ---------      ----    -----------   ---------   -----------       -------    -----------
BALANCE--
  December 31, 2001
  (unaudited) ..........  1,745,600      $175    $13,471,474   $      --   $ (505,278)       $14,070    $12,980,441
                          =========      ====    ===========   =========   ===========       =======    ===========


   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                    FOR THE       FOR THE
                                                                                  SIX MONTHS    SIX MONTHS
                                         FOR THE       FOR THE       FOR THE         ENDED         ENDED
                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    DECEMBER 31,  DECEMBER 31,
                                        JUNE 30,      JUNE 30,      JUNE 30,         2001          2000
                                          2001          2000          1999        (UNAUDITED)   (UNAUDITED)
                                       ----------    ----------    ----------    ------------  -----------
CASH FLOWS FROM OPERATING
 ACTIVITIES
 Net income ..........................  $ 574,509     $ 212,752     $1,237,358     $  644,627     $ 401,996
                                        ---------     ---------     ----------     ----------     ---------
 Adjustments to reconcile net
  income to net cash provided
  by (used in) operating
  activities:
    Depreciation and amortization ....     65,739        74,714         63,649         16,574        18,891
    Gain on sale of
      equity securities ..............   (121,637)     (231,703)            --             --            --
 Changes in operating
  assets and liabilities
  Changes in unrealized
   depreciation on loans
   receivable ........................    (61,500)           --             --             --            --
  Accrued interest receivable ........    (56,569)     (214,139)      (198,516)      (240,195)       24,901
  Prepaid expenses and
   other assets ......................    153,882           522       (267,071)      (284,030)     (292,659)
  Accrued expenses and
   other liabilities .................     90,988       141,870         19,358        (72,557)       60,054
  Accrued interest payable ...........    (73,843)       10,352        133,214        (22,594)      (71,559)
                                        ---------     ---------     ----------     ----------     ---------
  TOTAL ADJUSTMENTS ..................     (2,940)     (218,384)      (249,366)      (602,802)     (260,372)
                                        ---------     ---------     ----------     ----------     ---------
  NET CASH PROVIDED BY
   (USED IN) OPERATING
   ACTIVITIES ........................    571,569        (5,632)       987,992         41,825       141,624
                                        ---------     ---------     ----------     ----------     ---------
CASH FLOWS FROM INVESTING
ACTIVITIES
  Net change in loans
   receivable, assets acquired
   in satisfaction of loans and
   receivables from debtors on
   sales of assets acquired in
   satisfaction of loans .............  2,245,032    (6,013,277)    (9,599,670)    (1,107,090)      828,000
  Net sales (purchases) of
   equity securities .................    193,333       364,796       (217,242)       (50,025)       71,802
  Acquisition of furniture,
   fixtures and leasehold
   improvements ......................    (33,167)      (54,838)       (42,387)       (10,135)       (2,947)
                                        ---------     ---------     ----------     ----------     ---------
  Net cash provided by (used in)
   investing activities ..............  2,405,198    (5,703,319)    (9,859,299)    (1,167,250)      896,855
                                        ---------     ---------     ----------     ----------     ---------

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES


                                                                                    FOR THE       FOR THE
                                                                                  SIX MONTHS    SIX MONTHS
                                         FOR THE       FOR THE       FOR THE         ENDED         ENDED
                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    DECEMBER 31,  DECEMBER 31,
                                        JUNE 30,      JUNE 30,      JUNE 30,         2001          2000
                                          2001          2000          1999        (UNAUDITED)   (UNAUDITED)
                                       ----------    ----------    ----------    ------------  -----------
CASH FLOWS FROM FINANCING
 ACTIVITIES
 (Repayment of) Proceeds
  from notes payable, banks,
  net ................................ (2,250,000)    6,800,000      8,915,000      1,420,000      (800,000)
 Dividends paid ......................   (528,045)   (1,256,832)    (1,256,832)      (471,312)           --
                                        ---------     ---------     ----------     ----------    ----------
 Net Cash Provided by (Used in)
  Financing Activities ............... (2,778,045)    5,543,168      7,658,168        948,688      (800,000)
                                        ---------     ---------     ----------     ----------    ----------
 Net Increase (Decrease) in
  Cash and Cash Equivalents ..........    198,722      (165,783)    (1,213,139)      (176,737)      238,479
Cash and Cash Equivalents--
 Beginning ...........................    376,507       542,290      1,755,429        575,229       376,507
                                        ---------     ---------     ----------     ----------    ----------
Cash and Cash Equivalents--
 Ending ..............................  $ 575,229     $ 376,507     $  542,290     $  398,492    $  614,986
                                        =========     =========     ==========     ==========    ==========
Supplemental Disclosures of
 Cash Flow Information
Cash paid during the periods for:
 Interest ............................ $3,466,045    $3,335,174     $2,365,070     $1,395,172    $1,816,328
Income taxes ......................... $    1,822    $    9,864     $       --     $    1,070    $    2,024
Noncash investing and
 financing activities:
 Conversion of loans to assets
  acquired in satisfaction
  of loans ........................... $ (344,949)   $       --     $  381,500     $       --    $       --
 Unrealized (loss) gains on
  equity securities arising
  during the period .................. $  (4,852)    $   84,283     $   62,694     $       --    $       --
 Reclassification adjustment
  for gains included in net
  income ............................. $ (118,512)   $ (208,602)    $       --     $       --    $       --
 Transfer of restricted capital ...... $       --    $  256,916     $  711,452     $       --    $       --
 Declaration of cash dividend ........ $       --    $  314,208     $  314,208     $       --    $       --


   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                                SCHEDULE OF LOANS

                                  JUNE 30, 2001

                                                  NUMBER        INTEREST   MATURITY DATES     BALANCE
TYPE OF LOAN                                     OF LOANS         RATES      (IN MONTHS)    OUTSTANDING
------------                                     --------       --------   --------------   ------------
  Chicago:
  Taxi medallion ...........................       430           11 - 16%      1 - 120      $22,535,616
New York City:
  Taxi medallion ...........................        98            7 - 16%     10 - 180       15,246,940
  Radio car service ........................        20           11 - 15%       1 - 45          157,299
Miami:
  Taxi medallion ...........................        59         10.5 - 16%      5 - 102        2,453,367
Boston:
  Taxi medallion ...........................        18          9.5 - 11%      27 - 58        2,048,821
Other loans:
  Restaurant ...............................         3         10 - 14.5%       1 - 57          367,109
  Car Wash/Auto Center .....................         7          8 - 10.5%       6 - 50          845,950
  Golf Course ..............................         1                15%           62          275,000
  Bagel store ..............................         1                14%           48            3,617
  Dry Cleaner ..............................        14         10.5 - 18%     36 - 108        1,692,500
  Laundromat ...............................        33          9.5 - 18%      39 - 78        5,595,820
  Laundry Equipment Dealer .................         1               9.5%           40          172,160
  Financial Services .......................         1                14%          108          252,782
  Black Car Service (real property) ........         2         10.5 - 11%           60          428,213
  Auto Sales ...............................         3           12 - 13%     12 - 108          280,148
  Embroidery Manufacturer ..................         2           12 - 18%      12 - 48          155,089
  Movie Theater ............................         1                16%          108          169,478
  Retirement home ..........................         2                14%     84 - 120          175,000
  Commercial construction ..................         4           13 - 16%      60 - 75          933,439
  Telecommunications .......................         1                12%           54          187,508
  Leather Goods ............................         1                16%           53          190,000
  Beverage distributor .....................         1              14.5%          175          198,720
  Marina ...................................         1              14.5%           57          195,394
                                                                                            -----------
Total Loans Receivable .....................                                                $54,559,970
Less: Unrealized depreciation
  on loans receivable ......................                                                  (318,500)
                                                                                            -----------
Loans Receivable, net ......................                                                $54,241,470
                                                                                            ===========

   The accompanying notes are an integral part of these financial statements.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Organization and Principal Business Activity

        Ameritrans Capital Corporation ("Ameritrans"), a Delaware corporation, acquired all of the outstanding shares of Elk Associates Funding Corporation ("Elk") on December 16, 1999 in a share for share exchange. Prior to the acquisition, Elk had been operating independently and Ameritrans had no operations. The historical financial statements prior to December 16, 1999 were those of Elk. In the accompanying financial statements, the capital structure and earnings per share of Elk has been retroactively restated to reflect the share exchange as if it occurred at the beginning of the periods presented.


        Elk, a New York corporation, is licensed by the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the Small Business Investment Act of 1958, as amended. Elk has also registered as an investment company under the Investment Company Act of 1940 to make business loans.


        Ameritrans is a specialty finance company that through its subsidiary, Elk, makes loans to taxi owners, to finance the acquisition and operation of the medallion taxi businesses and related assets, and to other small businesses in the New York City, Chicago, Miami, and Boston markets.

        Basis of Consolidation

        The consolidated financial statements include the accounts of Ameritrans, Elk and EAF Holding Corporation ("EAF"), a wholly owned subsidiary of Elk, collectively referred to as the "Company". All significant inter-company transactions have been eliminated in consolidation.

        EAF was formed in June 1992 and began operations in December 1993. The purpose of EAF is to own and operate certain real estate assets acquired in satisfaction of loans by Elk.

        Ameritrans organized another subsidiary on June 8, 1998, Elk Capital Corporation ("Elk Capital"), which will engage in similar lending and investment activities. Since inception, Elk Capital has had no operations and activities.


        Reclassifications

        Certain amounts in the prior financial statements have been reclassified for comparitive purposes to conform with the presentation in the financial statements for the six months ended December 31, 2001. These reclassifications have no effect on previously reported net income.


        Loan Valuations


        The Company's loans are recorded at fair value. Since no ready market exists for these loans, the fair value is determined in good faith by the Board of Directors. In determining the fair value, the Company and Board of Directors considers factors such as the financial condition of the borrower, the adequacy of the collateral, individual credit risks, historical loss experience and the relationships between current and projected market rates and portfolio rates of interest and maturities. To date, fair value of the loans has been determined to approximate cost less unrealized depreciation and no loans have been recorded above cost. The unrealized depreciation has generally been caused by specific events related to credit risk.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 1--ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

        Loan Valuations, continued

        Loans are placed on nonaccrual status once they become 180 days past due as to principal or interest. In addition, loans that are not fully collateralized and in the process of collection are placed on nonaccrual status when, in the judgment of management, the ultimate collectibility of interest and principal is doubtful.

        Cash and Cash Equivalents

        For the purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

        The Company has cash balances in banks in excess of the maximum amount insured by the FDIC as of June 30, 2001 and 2000.

        Income Taxes

        Ameritrans and Elk have elected to be taxed as a Regulated Investment Company under the Internal Revenue Code. A Regulated Investment Company will generally not be taxed at the corporate level to the extent its income is distributed to its stockholders. In order to be taxed as a Regulated Investment Company, the Company must pay at least 90 percent of its net investment company taxable income to its stockholders as well as meet other requirements under the Code. In order to preserve this election for fiscal 2001, the Company intends to make the required distributions to its stockholders in accordance with applicable tax rules.

        Depreciation and Amortization

        Depreciation and amortization of furniture, fixtures and leasehold improvements is computed on the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.

        Net Income per Share

        During the year ended June 30, 1998, the Company adopted the provision of SFAS No. 128, "Earnings per Share". SFAS No. 128 eliminates the presentation of primary and fully dilutive earnings per share ("EPS") and requires presentation of basic and diluted EPS. Basic EPS is computed by dividing income (loss) available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of common stock and common stock equivalents outstanding during the period. Common stock equivalents have been excluded from the weighted-average shares for 2001 and 2000, as inclusion is anti-dilutive. For 1999, the Company had options outstanding which resulted in common stock equivalents of 5,084 shares.

        Loan Costs

        Loan costs are included in prepaid expenses and other assets. Amortization of loan costs is computed on the straight-line method over ten (10) years. At June 30, 2001 and 2000, loan costs amounted to $80,421 and $104,876, respectively, net of accumulated amortization of $163,560 and $139,105, respectively. Amortization expense for each of the years ended June 30, 2001, 2000 and 1999 was $24,455.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 1--ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

        Assets Acquired in Satisfaction of Loans

        Assets acquired in satisfaction of loans are carried at estimated fair value less selling costs. Losses incurred at the time of foreclosure are charged to the unrealized depreciation on loans receivable. Subsequent reductions in estimated net realizable value are recorded as losses on assets acquired in satisfaction of loans.

        Use of Estimates in the Financial Statements

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that are particularly susceptible to change relate to the determination of the fair value of loans receivable and the fair value of financial instruments.

        Comprehensive Income

        During the year ended June 30, 1999, the Company adopted SFAS No. 130, "Reporting Comprehensive Income". SFAS 130 requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

        Stock-Based Compensation

        In October 1995, SFAS No. 123, "Accounting for Stock-Based Compensation" was issued. SFAS 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company intends to continue to account for its employees stock based compensation plans in accordance with the provisions of APB 25.

        Business Segment

        During the year ended June 30, 1999, the Company adopted SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information", which supersedes SFAS No. 14, "Financial Reporting for Segments of A Business Enterprise". SFAS No. 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has determined that under SFAS No. 131, it operates in one segment of financing services. The Company's customers and operations are all within the United States.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 1--ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

        Accounting for Derivatives and Hedging Activities

        The Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" on July 1, 2000. SFAS No. 133 requires that all derivative instruments be reported on the balance sheet at their fair values. For derivatives instruments designated as cash flow hedges, the effective portion of any hedge is reported in accumulated other comprehensive income (loss) until it is recorded in earnings during the same period in which the hedged item affects earnings. The ineffective portion of all hedges is recognized in current period earnings. Changes in the fair value of derivative instruments that are not designated as hedges are recorded in current period earnings.

        The adoption of SFAS 133 did not have a material impact on the financial statements of the Company.

        New Accounting Pronouncements

        The Financial Accounting Standards Board (FASB) has issued Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets in August 2001. Statement No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. Statement No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring that an impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in spin-off if the carrying amount of the asset exceeds its fair value. Statement No. 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discounted operations no longer be recognized on a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discounted components before they occur and by broadening the presentation of discountinued operations in the income statement to include a component of any entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished, operationally, and for financial reporting purposes, from the rest of the entity. The effective date for Statement No. 144 is for fiscal years beginning after December 15, 2001.

        The Company expects that the adoption of the new statement will not have a significant impact on its financial statement. It is not possible to quantify the impact until the newly issued statement has been studied.

        In December 1999, the SEC staff released Staff Accounting Bulletin ("SAB") No. 101, Revenue Recognition in Financial Statements. SAB No. 101 provides interpretive guidance on the recognition, presentation and disclosure of revenue in the financial statements. SAB No. 101 was adopted by the Company during the fourth quarter of fiscal 2001, and did not have a material impact on the Company's financial results.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 1--ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

        In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141 ("SFAS No. 141"), "Business Combinations". SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method. The Company does not believe that the adoption of SFAS No. 141 will have a significant impact on its financial statements.

        In July 2001, the FASB issued Statement of Financial Accounting Standards No. 142 ("SFAS No. 142"), "Goodwill and Other Intangible Assets", which is effective for all fiscal years beginning after December 15, 2001; however, early adoption is permitted for fiscal years beginning after March 15, 2001. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill. The Company is required to adopt SFAS No. 142 in fiscal 2003. The Company is currently assessing but has not yet determined the impact of SFAS No. 142 on its financial position and results of operations.

        In July 2001, the staff of the Securities and Exchange Commission released Staff Accounting Bulletin 102, "Selected Loan Loss Allowance Methodology and Documentation Issues" ("SAB 102"), to provide guidance on the development, documentation and application of a systematic methodology as required by Financial Reporting Release No. 28 for determining allowances for loan and lease losses in accordance with generally accepted accounting principles. The Company does not expect that SAB 102 will have a material effect on its operations.

NOTE 2--ASSETS ACQUIRED IN SATISFACTION OF LOANS

        Receivables from debtors on sales of assets acquired in satisfaction of loans represent loans to borrowers arising out of the sales of defaulted assets. Pursuant to an SBA regulation, these loans are presented separately in the accompanying consolidated balance sheets.

                                                                                     ASSIGNED
                                                                                   MORTGAGE AND
                                              REAL ESTATE  RADIO CARS    ARTWORK       NOTE         TOTAL
                                              -----------  ----------   ---------  ------------    --------
             BALANCE, July 1, 1999 .........   $190,935      $21,241     $38,250      $362,065     $612,491
             Additions .....................         --           --          --            --           --
             Sales .........................         --           --          --            --           --
             Write-offs and payments .......         --           --          --        (3,385)      (3,385)
                                               --------     --------     -------      --------     --------
             BALANCE, June 30, 2000 ........    190,935       21,241      38,250       358,680      609,106
             Additions .....................    287,500           --          --        57,449      344,949
             Sales .........................         --      (21,241)         --            --      (21,241)
             Write-offs and payments .......         --           --          --            --           --
                                               --------     --------     -------      --------     --------
             BALANCE, June 30, 2001 ........   $478,435     $     --     $38,250      $416,129     $932,814
                                               ========     ========     =======      ========     ========

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 3--LOANS RECEIVABLE

        All loans on nonaccrual status have been classified as nonperforming. The Company recognizes interest income on a cash basis on these loans if the principal is fully secured. However, where there is doubt regarding the ultimate collectibility of the loan principal, cash receipts, whether designated as principal or interest, are applied to reduce the carrying value of the loan. The Company has loans totaling approximately $2,973,000 and $804,000 at June 2001 and 2000 respectively, which are still accruing interest but are not performing according to the terms of the contract. At June 30, 2001 and 2000 approximately $2,973,000 and $804,000, respectively, of these loans were fully collateralized as to principal and interest. Interest receivable at June 30, 2001 and 2000 totaled approximately $38,000 and $90,000 respectively, for such loans.

        The following table sets forth certain information concerning nonperforming loans as of June 30, 2001 and 2000:

                                                                                 2001            2000
                                                                              ----------      ----------
        Nonperforming loans with unrealized depreciation ..................   $  409,067      $       --
        Nonperforming loans without unrealized depreciation ...............    2,774,238       1,363,003
                                                                              ----------      ----------
          Total nonperforming loans .......................................   $3,183,305      $1,363,003
                                                                              ==========      ==========
        Unrealized depreciation for nonperforming loans ...................   $   80,000      $       --
                                                                              ----------      ----------
        Average balance of nonperforming loans ............................   $2,273,154      $1,521,335
                                                                              ----------      ----------
        Changes in the unrealized depreciation on loans receivable are summarized as follows:
        BALANCE, July 1, 1999 .............................................                   $  380,000
                                                                                              ----------
        Increases, net ....................................................                           --
                                                                                              ----------
        BALANCE, June 30, 2000 ............................................                      380,000
                                                                                              ----------
        Decreases, net ....................................................                      (61,500)
                                                                                              ----------
        BALANCE, June 30, 2001 ............................................                   $  318,500
                                                                                              ==========

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4--EQUITY SECURITIES

        Equity securities consist of the following as of June 30, 2001 and 2000:

                                                                                      TELECOMM-
                                       CHICAGO      MIAMI     INVESTMENT      DRY     UNICATIONS
                                       TAXICAB     TAXICAB     ADVISORY     CLEANER      AND
                                      MEDALLIONS  MEDALLIONS     FIRM       COMPANY   TECHNOLOGY    TOTAL
                                      ----------  ----------  ----------   --------   ----------  ----------
BALANCE, July 1, 1999 ................ $ 643,465   $ 67,921    $ 20,000    $ 28,000    $150,000   $ 909,386
Purchase of securities ...............        --         --          --          --     150,576     150,576
Sale of securities ...................  (269,669)        --     (20,000)    (14,000)         --    (303,669)
Unrealized gain on equity
  securities arising during the
  period .............................     8,089     76,194          --          --          --      84,283
Reclassification adjustment for
  gains included in net income .......  (208,602)        --          --          --          --    (208,602)
                                       ---------   --------    --------    --------    --------   ---------
BALANCE, June 30, 2000 ...............   173,283    144,115          --      14,000     300,576     631,974
                                       ---------   --------    --------    --------    --------   ---------
Purchase of securities ...............        --         --          --          --      63,224      63,224
Sale of securities ...................  (109,317)   (25,603)         --          --          --    (134,920)
Unrealized loss on equity
  securities arising during the
  period .............................    (4,852)        --          --          --          --      (4,852)
Reclassification adjustment for
  gains included in net income .......        --   (118,512)         --          --          --    (118,512)
                                       ---------   --------    --------    --------    --------   ---------
BALANCE, June 30, 2001 ............... $  59,114   $     --    $     --    $ 14,000    $363,800   $ 436,914
                                       =========   ========    ========    ========    ========   =========

        At June 30, 2001, the fair value of the Chicago taxicab medallions were decreased resulting in unrealized loss. At June 30, 2000 the fair value of Chicago and Miami taxicab medallions were increased resulting in unrealized gain. The Company uses the specific identification method to calculate gains and losses on sales of equity securities.

NOTE 5--DEBENTURES PAYABLE TO SBA


        At December 31, 2001 (unaudited), June 30, 2001 and 2000 debentures payable to the SBA consist of subordinated debentures with interest payable semiannually, as follows:

                                                                      DECEMBER 31,     JUNE 30,      JUNE 30,
                                                                   2001 (UNAUDITED)     2001          2000
                                                CURRENT EFFECTIVE     PRINCIPAL      PRINCIPAL     PRINCIPAL
         ISSUE DATE            DUE DATE           INTEREST RATE         AMOUNT         AMOUNT        AMOUNT
         ----------            --------           -------------      ----------     ----------     ----------
       September 1993       September 2003           6.12(1)         $1,500,000     $1,500,000     $1,500,000
       September 1993       September 2003           6.12             2,220,000      2,220,000      2,220,000
       September 1994       September 2004           8.20             2,690,000      2,690,000      2,690,000
       December 1995        December 2005            6.54             1,020,000      1,020,000      1,020,000
       June 1996            June 2006                7.71             1,020,000      1,020,000      1,020,000
       March 1997           March 2007               7.38(2)            430,000        430,000        430,000
                                                                     ----------     ----------     ----------
                                                                     $8,880,000     $8,880,000      8,880,000
                                                                     ==========     ==========     ==========


-----------
(1) Interest rate was 3.12% from inception through September 1998
(2) The Company is also required to pay an additional annual user fee of 1% on this debenture

                         AMERITRANS CAPITAL CORPORATION

                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5--DEBENTURES PAYABLE TO SBA -- (CONTINUED)

        Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock or make any distributions to its stockholders other than dividends out of retained earnings (as computed in accordance with SBA regulations) without the prior written approval of the SBA.

NOTE 6--NOTES PAYABLE TO BANKS


        At December 31, 2001 (unaudited), June 30, 2001 and 2000 the Company had loan agreements with three (3) banks for lines of credit aggregating $40,000,000. At December 31, 2001 (unaudited), June 30, 2001 and 2000, the Company had $36,970,000 (unaudited) $35,550,000 and $37,800,000 respectively, outstanding under these lines. The loans, which mature through June 2002, bear interest based on the Company's choice of the lower of either the reserve adjusted LIBOR rate plus 150 basis points or the banks' prime rates including certain fees which make the effective rates approximately prime minus 1 1/2% as of December 31, 2001 (unaudited). Upon maturity, the Company anticipates extending the lines of credit for another year, as has been the practice in previous years. Pursuant to the terms of the agreements the Company is required to comply with certain terms, covenants and conditions. The Company pledged its loans receivable and other assets as collateral for the above lines of credit.


NOTE 7--PREFERRED STOCK

        Pursuant to a preferred stock repurchase agreement dated November 10, 1994, the Company repurchased all cumulative preferred stock from the SBA for $3.50 per share, or an aggregate $1,915,449. As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in a newly established restricted capital surplus account. The surplus account is equal to the amount of the net repurchase discount. The initial value of the liquidating interest was $3,557,261, which was amortized over a 60-month period on a straight-line basis. The liquidating interest expired sixty months from the date of the repurchase agreement in November 1999.

NOTE 8--COMMON STOCK

        Ameritrans has 5,000,000 authorized common shares, $0.0001 par value, of which 1,745,600 shares are issued and outstanding after the share exchange with Elk (see Note 1). Ameritrans also has 1,000,000 shares of "blank check" preferred stock, none of which are issued and outstanding.

NOTE 9--INCOME TAXES

        The provision for income tax expense (benefit) for the years ended June 30, 2001, 2000 and 1999 consists of the following:

                                              2001        2000        1999
                                            ------      -------      -------
        Federal .........................   $2,562      $   986      $ 1,689
        State and City ..................    5,334       12,585       (2,458)
                                            ------      -------      -------
                                            $7,896      $13,571      $  (769)
                                            ======      =======      =======

        The above provision represents income taxes incurred on undistributed income for the respective years.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 10--RELATED PARTY TRANSACTIONS

         Related Party Transactions

         The Company paid $28,865, $63,688 and $62,987 to a related law firm for the years June 30, 2001, 2000 and 1999, respectively, for the services provided.

         The Company generally charges its borrowers loan origination fees to generate income to offset expenses incurred by the Company for legal fees paid by the Company for loan closing services.

         The Company has rented office space on a month-to-month basis from an affiliated entity without a formal lease agreement. Rent expense amounted to $39,600 for each of the years ended June 30, 2001, 2000 and 1999, respectively. The Company also shares overhead costs and reimburses for office and salary expenses from this affiliated entity. Overhead costs and reimbursed office and salary expenses amounted to $91,301, $88,186 and $85,138 for the years ended June 30, 2001, 2000 and 1999, respectively. In August, 2001 the Company's Board of Directors approved the execution of a formal sublease with the affiliated entity on financial terms and conditions consistent with the prior verbal arrangement for the period July 1, 2001 through April 30, 2004.

NOTE 11--COMMITMENTS AND CONTINGENCIES

         Interest Rate Swap

         On January 10, 2000, the Company entered into a $5,000,000 interest rate Swap transaction with a bank expiring on October 8, 2001. On June 11, 2001, the Company entered into an additional interest rate Swap transaction with the same bank for $10,000,000 expiring on June 11, 2002. On June 11, 2001, the Company entered into another interest rate Swap transaction for $15,000,000 with this bank expiring June 11,2003. These Swap transactions were entered into to protect the Company from an upward movement in interest rates relating to outstanding bank debt (see Note 6 for terms and effective interest rates). These Swap transactions call for a fixed rate of 4.95%, 4.35% and 4.95%, respectively for the Company and if the floating one month LIBOR rate is below the fixed rate then the Company is obligated to pay the bank for the difference in rates. When the one-month LIBOR rate is above the fixed rate then the bank is obligated to pay the Company for the differences in rates. The effective fixed costs on the outstanding bank debt that was Swapped, including 150 basis points, is 6.45%, 5.85% and 6.45% respectively.

         Loan Commitments

         At December 31, 2001 (unaudited), June 30, 2001 and 2000, the Company had commitments to make loans totaling approximately $1,789,924 (unaudited) $547,500 and $2,070,000, respectively, at interest rates ranging from 8.25% to 18%.

NOTE 12--DEFINED CONTRIBUTION PLAN

         On April 15, 1996, the Company adopted a simplified employee pension plan covering all eligible employees of the Company. Contributions to the plan are at the discretion of the Board of Directors. During the years ended June 30, 2001, 2000 and 1999, contributions amounted to $77,289, $72,463 and $64,137, respectively.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 13--STOCK OPTION PLANS

         Employee Incentive Stock Option Plan

         During September 1998, Elk adopted an employee incentive stock option plan, an aggregate of 125,000 shares of common stock are authorized for issuance under the plan. Subsequently Ameritrans adopted an employee stock option plan which is substantially identical to and successor to the Elk plan. The plan provides that options may be granted to attract and retain key employees of the Company. Options granted under the plan are exercisable for periods ranging from five to ten years. In addition, the option price will be at least market value or at least 110% of market value of the common stock on the grant date for employees and stockholders who own more than 5% of the common stock, respectively. In January 1999, the Company granted 100,000 options to certain key employees at an exercise price ranging from $8.875 to $9.7625 per share.

         Non-Employee Directors Stock Option Plan

         On August 31, 1999, the SEC approved a Non-Employee Directors Stock Option Plan with an aggregate of 75,000 options authorized for issuance. The plan provides that options may be granted to attract and retain qualified persons to serve as directors of the Company. Options granted under this plan are exercisable twelve months from the date of grant and expire five years from the date of grant. In addition, the option price will not be less than the market value of the common stock on the grant date. On August 31, 1999, the Company granted 22,224 options to four directors at an exercise price of $9.00 per share. In January 2000, the Company granted an additional 11,112 options to two directors at an exercise price of $9.00 per share. There were no additional options granted for the year ending June 30, 2001.

         Activities under this plan are as follows:

                                                                                   WEIGHTED AVERAGE
                                                                 WEIGHT AVERAGE     REMAINING LIFE
                                             NUMBER OF OPTIONS   EXERCISE PRICE      CONTRACTUAL
                                             -----------------   --------------    ----------------
         BALANCE - July 1, 2000 ...........       133,336            $9.11               6.3
         Options granted ..................            --               --                --
                                                  -------            -----               ---
         BALANCE - June 30, 2001 ..........       133,336             9.11               5.3
                                                  -------            -----               ---
         Exercisable - June 30, 2001 ......       133,336            $9.11               5.3
                                                  -------            -----               ---

         Pro forma information regarding net income and earnings per share is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of SFAS 123. The fair market value for these options was estimated at the date of grant using a Black-Scholes option-pricing model with the following weighted-average assumptions for the year ended June 30, 2001.

         ASSUMPTIONS
         -----------
         Risk-free rate                                                                  5.23% - 6.18%
         Dividend yield                                                                           7.5%
         Volatility factor of the expected market price of the Company's common stock             0.72
         Average life                                                                          5 years

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 13--STOCK OPTION PLANS -- (CONTINUED)

         The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

         For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the vesting period of the options. There is no pro forma net income effect for the year ended June 30, 2001.

NOTE 14--OTHER MATTERS

         Terminated Merger costs

         On January 31, 2001 the proposed agreement and plan of merger (the "Merger Agreement") between the Company and Medallion Financial Corp. was terminated by the Company because the parties were unable to reach mutually agreeable terms for an extension of the closing date. Merger costs incurred by the Company in the amount of $413,186 have been recorded as an expense for the year ended June 30, 2001.

         Offering of Securities

         Based on the proposed merger with Medallion Financial Corp., the Company had determined not to pursue and therefore expense as of May 4, 2000, deferred offering costs incurred by the Company in relation to their proposed public offering in the amount of $256,087 for the year ended June 30, 2000.

         Recapitalization costs

         In connection with the share for share exchange between Elk and Ameritrans on December 16, 1999 (see Note 1), recapitalization costs incurred by the Company in the amount of $423,045 have been recorded as an expense for the year ended June 30, 2000.

NOTE 15--FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following disclosures represent the Company's best estimate of the fair value of financial instruments, determined on a basis consistent with requirements of SFAS No. 107, "Disclosure about Fair Value of Financial Instruments".

         The estimated fair values of the Company's financial instruments are derived using estimation techniques based on various subjective factors including discount rates. Such estimates may not necessarily be indicative of the net realizable or liquidation values of these instruments. Fair values typically fluctuate in response to changes in market or credit conditions. Additionally, valuations are presented as of a specific point in time and may not be relevant in relation to the future earnings potential of the Company. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company will realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 15--FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

         Loans Receivable--Loans receivable are recorded at their estimated fair value.

         Equity Securities--The Company's equity securities consist of investments in corporations who own and operate Chicago taxicab medallions (14%), a dry cleaner (3%), and a Telecommunications Company (83%) (see Note 4).

         Debentures Payable to Small Business Administration--The fair value of debentures as of June 30, 2001 and 2000 were approximately $8,780,791 and $9,431,000, respectively, and were estimated by discounting the expected future cash flows using the current rate at which the SBA has extended similar debentures to the Company (see Note 5).

         The fair value of financial instruments that are short-term or re-price frequently and have a history of negligible credit losses is considered to approximate their carrying value. Those instruments include balances recorded in the following captions:

                        ASSETS                               LIABILITIES
                        ------                               -----------
         Cash                                           Notes payable, banks
         Accrued interest receivable                    Accrued interest payable
         Assets acquired in satisfaction of loans
         Receivables from debtors on sales of
           assets acquired in satisfaction of loans


NOTE 16--SUBSEQUENT EVENTS (UNAUDITED)


         Quarterly Dividends

         The Company's Board of Directors declared for the quarters ended June 30, 2001 and September 30, 2001 a total dividend of $471,312 or $0.27 per share on October 11, 2001 to stockholders of record on October 22, 2001, payable October 30, 2001. Another dividend of $314,208, or $0.18 per share, was declared on January 9, 2002 for the quarter ended December 31, 2001 to stockholders of record on January 22, 2002, payable January 30, 2002.

         Employment Agreements

         During November 2001, the Company entered into an employment agreement with an executive effective as of July 1, 2001. Whereby the Company would pay a minimum of $240,000 plus a discretionary bonus and annual increases. This employment agreement terminates on July 1, 2006 but will be automatically renewed for an additional five (5) years unless either the Company or the executive gives notice of nonrenewal. During November 2001, the Company also entered into a consulting agreement with this executive as of July 1, 2001, whereby based on early termination of the employment agreement the Company would pay a consulting fee for the term of the consulting agreement of a minimum of one-half of the executive's base salary in effect at the termination date of the employment agreement.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 16--SUBSEQUENT EVENTS (UNAUDITED) -- (CONTINUED)


         During November 2001 and January 2002, the Company entered into employment agreements with five executives, whereby the Company would pay a minimum aggregate of $380,900 per annum plus a discretionary bonus and annual increases. These employment agreements terminate through January 1, 2007, but will be automatically renewed for an additional five (5) years unless either the Company or the executives gives notice of nonrenewal.

         SBA Commitment

         During January 2002 the Company and the SBA entered into an agreement whereby the SBA committed to reserve debentures in the amount of $12,000,000 to be issued by the Company on or prior to September 30, 2006. A 2% leverage fee will be deducted pro rata as the commitment proceeds are drawn down, of which a $120,000 non-refundable fee has been paid by the Company.

         Other Matters

         On December 21, 2001 the Company filed pre-effective amendment No. 2 to its registration statement of Form N2. The registration statement covers the proposed sale of 325,000 units to the public, which may be increased by the underwriters by 48,750 units to cover overallotments. Each unit consists of (i) one share of common stock; (ii) one share of 9 3/8% cumulative participating preferred stock (face value $12.00); and (iii) one redeemable warrant exerciseable into one share of common stock at an exercise price of $7.00, subject to adjustment, until 2007. The units will be offered for sale at a price between $18.00 and $20.00 per unit. The gross proceeds from the offering should be approximately $6,175,000. However, there can be no assurance that the offering will be completed. Prepaid offering costs as of December 31, 2001 were approximately $465,000 which is included in prepaid expense and other assets.


NOTE 17--QUARTERLY FINANCIAL DATA (UNAUDITED)

         For the Year Ended June 30, 2001

                                                    FIRST         SECOND        THIRD         FOURTH
                                                   QUARTER        QUARTER      QUARTER        QUARTER
                                                 ----------     ----------    ----------     ----------
         Investment income ...................   $1,624,328     $1,598,210    $1,729,567     $1,487,687
         Operating income ....................       89,842        307,464       323,115        138,533
         Income before taxes .................       89,842        319,594        19,435        153,534
         Net Income ..........................       87,751        314,245        16,783        155,730
         Net income per common share
           Basic .............................         0.05           0.18           .01            .09
           Diluted ...........................         0.05           0.18           .01            .09

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 18--UNAUDITED FINANCIAL STATEMENTS


         The consolidated balance sheet of Ameritrans Capital Corporation as of December 31, 2001, the related statements of operations, and cash flows for the six months ended December 31, 2001 and December 31, 2000 have been prepared by the Company, without audit pursuant to the rules and regulations of the Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management the accompanying consolidated financial statements include all adjustments (consisting of normal, recurring adjustments) necessary to summarize fairly the Company's financial position and results of operations. The results of operations for the six months ended December 31, 2001 are not necessarily indicative of the results of operations for the full year or any other interim period.

================================================================================


     We have not authorized any dealer, salesperson or other person to give you written information other than this prospectus or to make representations as to matters not stated in this prospectus. You must not rely on unauthorized information. This prospectus is not an offer to sell these securities or our solicitation of your offer to buy the securities in any jurisdiction where that would not be permitted or legal. Neither the delivery of this prospectus nor any sales made hereunder after the date of this prospectus shall create an implication that the information contained herein or the affairs of the company have not changed since the date hereof.






                                  325,000 UNITS

                         AMERITRANS CAPITAL CORPORATION







                                   ----------
                                   PROSPECTUS
                                   ----------






                     NOBLE INTERNATIONAL INVESTMENTS, INC.

                             STANFORD GROUP COMPANY




                     DEALER PROSPECTUS DELIVERY OBLIGATION

     Until ________________, 2002 (25 days after the commencement of this offering), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



================================================================================

                           PART C -- OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

          1. Financial Statements.

     The following financial statements are included in the Prospectus on the identified pages.


                                                                                                 PAGE
                                                                                                 ----
REPORT OF MARCUM & KLIEGMAN LLP, INDEPENDENT AUDITORS' REPORT .............................      F-2

Consolidated Balance Sheets as of June 30, 2001, June 30, 2000 and
  December 31, 2001 (unaudited) ............................................................    F-3,4

Consolidated Statements of Income for the Years Ended June 30, 2001, June 30,
  2000 and June 30, 1999 and for the Six Months Ended
  December 31, 2001 and December 31, 2000 (unaudited) ......................................      F-5

Consolidated Statements of Comprehensive Income for the years ended June 30,
  2001, 2000 and 1999 and for the Six Months Ended
  December 31, 2001 and 2000 (unaudited) ...................................................      F-6

Consolidated Statements of Stockholders' Equity for the Years Ended June 30,
  2001, June 30, 2000 and June 30, 1999 and for the Six Months
  Ended December 31, 2001 (unaudited) ......................................................      F-7

Consolidated Statements of Cash Flows for the Years Ended June 30, 2001, June
  30, 2000 and June 30, 1999, and for the Six Months Ended
  December 31, 2001 and 2000 (unaudited) ...................................................      F-8

Schedule of Loans at June 30, 2001 .........................................................      F-9

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS .................................................  F-10-23


          2. Exhibits

          a.   Certificate of Incorporation(1)

          b.   By-laws(1)

          d.1  Specimen Certificate for shares of Participating Preferred
               Stock.*

          d.2  Specimen Certificate for Warrants.*


          d.3  Certificate of Designations for the Participating Preferred
               Stock.*


          d.4  Form of Warrant Agreement.*

          d.5  Form of Underwriter's Unit Purchase Option.*


          d.6  Specimen Certificate for the Units.*

          f.1 Form of subordinated debentures issued to the U. S. Small Business Administration ("SBA") by Elk Associates Funding Corporation ("Elk") -- Debenture issued March 26, 1997--principal amount -- $430,000; Maturity Date -- March 1, 2007; Stated Interest Rate -- 7.38%, was previously filed.

               The following debentures are omitted pursuant to Rule 483:


               a. Debenture issued September 22, 1993--principal amount -- $1,500,000; Maturity Date -- September 1, 2003; Stated Interest Rate -- 6.12%.

               b. Debenture issued September 22, 1993--principal amount -- $2,220,000; Maturity Date -- September 1, 2003; Stated Interest Rate -- 6.12%.

               c. Debenture issued September 28, 1994--principal amount -- $2,690,000; Maturity Date -- September 1, 2004; Stated Interest Rate -- 8.20%.

               d. Debenture issued December 14, 1995--principal amount -- $1,020,000; Maturity Date -- December 1, 2005; Stated Interest Rate -- 6.54%.

               e. Debenture issued June 26, 1996--principal amount -- $1,020,000; Maturity Date-- June 1, 2006; Stated Interest Rate -- 7.71%.


          f.2 Security Agreement between Elk and the SBA, dated September 9, 1993, was previously filed.

          f.3 Custodian Agreement, Intercreditor Agreement and amendments thereto -- See Exhibits j.1, k.2, k.3, and k.4, below.

          h.1 Underwriting Agreement dated December __, 2001 between Ameritrans and Noble International Investments, Inc.

          h.2  Agreement among Underwriters dated December __, 2001.*

          i.1. 1999 Employee Stock Option Plan(2)

          i.2. Non-Employee Director Stock Option Plan, was previously filed.


          j.1 Custodian Agreement among Elk; Bank Leumi Trust Company of New York ("Leumi"), Israel Discount Bank of New York ("IDB"), Bank Hapoalim B.M. ("Hapoalim") and Extebank; the SBA, and IDB as Custodian; dated September 9, 1993 (the "Custodian Agreement"), was previously filed.


          k.1  Agreements between Elk and the SBA.

               a.   Agreement dated September 9, 1993, was previously filed.

               b.   Agreement dated February 7, 1997, was previously filed.


          k.2 Intercreditor Agreement among Elk, Leumi, IDB, Hapoalim, Extebank and the SBA, dated September 9,1993 (the "Intercreditor Agreement"), was previously filed.


          k.3  Amendments to the Custodian and Intercreditor Agreements.


               a. Amendment removing Hapoalim and Extebank and adding European American Bank ("EAB"), dated September 28, 1994, was previously filed.


               b.   Form of Amendment adding bank:


                    i.   Amendment adding United Mizrahi Bank and Trust Company
                         ("UMB"), dated June      , 1995, was previously filed.

                    ii.  Amendment adding Sterling National Bank and Trust
                         Company of New York ("Sterling"), dated April       ,
                         1996 -- omitted pursuant to Rule 483.

          k.4 Bank Intercreditor Agreement among Elk, Leumi, IDB, Hapoalim and Extebank, dated September 9,1993 (the "Bank Intercreditor Agreement"), was previously filed.


          k.5  Amendments to the Bank Intercreditor Agreement.

               a. Amendment removing Hapoalim and Extebank and adding European American Bank ("EAB"), dated September 28, 1994, was previously filed.


               b.   Form of Amendment adding bank:


                    i.   Amendment adding UMB, dated June      , 1995, was
                         previously filed.

                    ii.  Amendment adding Sterling, dated April      , 1996 --
                         omitted pursuant to Rule 483.


          k.6 Grid Demand Promissory Note dated August 27, 1999 between Ameritrans and Israel Discount Bank of New York.(3)

          k.7 Promissory Note dated December 15, 2000 between Ameritrans and Bank Leumi USA and Letter Agreement of even date between aforementioned parties.(4)

          k.8 Master Note dated October 4, 1999 between Ameritrans and European American Bank.(3)

          k.9 Form of indemnity agreement between Ameritrans and each of its directors and officers.(1)

          k.10 Employment Agreement dated as of July 1, 2001 between Ameritrans and Gary Granoff.(5)

          k.11 Consulting Agreement dated as of July 1, 2001 between Ameritrans and Gary Granoff.(5)

          k.12 Employment Agreement dated as of October 1, 2001 between Ameritrans and Ellen Walker.(5)


          k.13 Employment Agreement dated as of January 1, 2002 between Ameritrans and Silvia Mullens.(6)

          k.14 Employment Agreement dated as of January 1, 2002 between Ameritrans and Margaret Chance.(6)


          l.   Opinion and consent of Stursberg & Veith.*

          n.1  Consent of Marcum & Kliegman LLP.

          r. Power of attorney authorizing Gary C. Granoff to execute and file Registration Statement and amendments -- see signature page of Registration Statement which was previously filed.

----------------
(1) Incorporated by reference from the Registrant's Registration Statement on Form N-14 (File No. 333-63951), initially filed September 22, 1998.
(2) Incorporated by reference from the first amendment to the Registrant's Registration Statement on Form N-14 (File No. 333-63951), filed October 20, 1999.
(3) Incorporated by reference from the Registrant's 10-Q (File No. 811-08847) filed February 14, 2001.
(4) Incorporated by reference from the Registrant's 10-Q (File No. 811-08847) filed February 15, 2000.
(5) Incorporated by reference from the Registrant's 10-Q (File No. 811-08847) filed November 14, 2001.

(6) Incorporated by reference from the Registrant's 10-Q (File No. 811-08847) filed February 14, 2002.

*    To be filed by amendment.


ITEM 25. MARKETING ARRANGEMENTS

     See Section 3 of the Underwriting Agreement, which is attached as Exhibit
h.1. hereto, and Section ____ of the Agreement Among Underwriters, which is attached as Exhibit h.2. hereof.

     In connection with the Offering, the Underwriters may over-allot or effect transactions that stabilize or maintain the market price of the Common Stock at a level that might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the Offering:

          SEC registration fee ......................................  $  2,357
          NASD fees .................................................     1,313
          Nasdaq SmallCap Market initial listing fee ................     1,000
          Blue Sky fees and expenses ................................    25,000
          Accounting fees and expenses ..............................   133,300
          Legal fees and expenses ...................................   200,300
          Printing and engraving fees ...............................    25,000
          Registrar and transfer agent's fees .......................     3,000
          Miscellaneous fees and expenses ...........................     8,730
                                                                       --------
               Total ................................................  $400,000


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Elk Associates Funding Corporation, a New York corporation, is 100% owned by the Registrant.

     Elk Capital Corporation, a New York corporation, is 100% owned by the Registrant.

     EAF Holding Corporation, a New York corporation, is 100% owned by Elk Associates Funding Corporation.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES


                                                                   NUMBER OF
        NAME OF CLASS                                           RECORD HOLDERS
        -------------                                           --------------
        Units ................................................        0
        Common Stock, par value $.0001 per share .............      216
        Preferred Stock, par value $.01 per share ............        0
        Warrants .............................................        0


ITEM 29. INDEMNIFICATION.


     The Certificate of Incorporation of Ameritrans Capital Corporation ("Ameritrans") includes a provision (the "Liability Provision"), authorized under Section 102(b)(7) of the Delaware General Corporation Law, which eliminates, to the extent permitted by the Delaware General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), the personal liability of a director to Ameritrans or its stockholders for monetary damages resulting from the breach of his fiduciary duty as a director. Under the Delaware General Corporation Law, this provision may not be construed to eliminate or limit a director's liability for any of the following: breaches of the director's duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; payment of a dividend or approval of a stock repurchase which is unlawful under
Section 174 of the Delaware General Corporation Law; and transactions from which the director derives an improper personal benefit. In addition, under the 1940 Act, this provision may not be construed to protect a director against liability to the corporation or its stockholders for acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Liability Provision precludes actions for monetary damages against directors of Ameritrans only with respect to certain violations of a director's duty of care. Under the Delaware General Corporation Law, absent this provision, directors could be held liable for negligence in the performance of their duty of care. The Liability Provision absolves directors of Ameritrans of monetary liability to Ameritrans and its stockholders for negligence in exercising their business judgment. A stockholder can prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, gross negligence or reckless disregard of his duties, a failure to act in good faith, intentional misconduct or willful misfeasance, a knowing violation of the law, an unlawful dividend or stock repurchase, or an improper personal benefit. The Liability Provision does not affect the ability of Ameritrans or its stockholders to seek equitable remedies (such as an injunction or rescission) against a director for breach of his fiduciary duty and does not limit the liability of directors under other laws, such as the federal securities laws. The Liability Provision also does not limit the liability of officers or employees of Ameritrans or any director acting in his capacity as an officer or employee of Ameritrans.

     In addition, Ameritrans' By-Laws also includes a provision (the "Indemnification Provision") that requires Ameritrans to indemnify its directors and officers, to the maximum extent permitted by the Delaware General Corporation Law and by the 1940 Act, against liabilities and damages incurred in their capacity as directors or officers of Ameritrans. Under the Delaware General Corporation Law, a director or officer of a corporation (i) shall be indemnified by the corporation for all expenses of litigation or other legal proceedings brought against him by virtue of his position as a director or officer to the extent he is successful, on the merits or otherwise, in such litigation or proceeding, (ii) may be indemnified by the corporation for the expenses, judgments, fines, and amounts paid in settlement of such litigation or proceedings (other than an action by or in the right of a corporation, which is hereinafter referred to as a "derivative action"), even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal proceeding, had no reason to believe that his conduct was unlawful), (iii) may be indemnified by the corporation for expenses of a derivative action, even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, provided that indemnification may not be made in the case of a derivative action if the director or officer is adjudged to be liable to the corporation, unless a court determines that, despite such adjudication but in view of all the circumstances, he is entitled to indemnification of such expenses, only upon the determination, by (a) a majority of directors who are not a party to the action (even though less than a quorum), (b) by a committee of such directors designated by a majority of such disinterested directors, (c) under certain circumstances, independent legal counsel in a written opinion, or (d) the stockholders, that indemnification is proper because the applicable standard of conduct has been met. Expenses incurred by a director or officer in defending an action may be advanced by the corporation prior to the final disposition of such action upon receipt of an undertaking by such director or officer to repay such expenses if it is ultimately determined that he is not entitled to be indemnified in connection with the proceeding to which the expenses relate. These provisions of the Delaware General Corporation Law, by their terms, are not exclusive of any other rights to which those seeking indemnification or advances of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

     The 1940 Act prohibits the inclusion in Ameritrans' Certificate of Incorporation or certain other organizational instruments of Ameritrans of a provision which purports to protect any director or officer of Ameritrans against liability to Ameritrans or its stockholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Accordingly, the Indemnification Provision specifically provides that indemnification shall only be made to the extent permitted by the 1940 Act.

     Ameritrans has entered into an indemnity agreement (the "Indemnity Agreement") with each of its directors and officers. The Indemnity Agreement clarifies or modifies the indemnification provisions of the Delaware General Corporation Law as follows: (i) the Indemnity Agreement establishes the presumption that the director or officer has met the applicable standard of conduct required for indemnification and provides that prompt indemnification shall be made unless a determination is made by a majority of Ameritrans disinterested directors, independent counsel, or a majority of Ameritrans' stockholders that the director or officer has not met the applicable standard of conduct; (ii) if the disinterested directors determine that the director or officer has not met the applicable standard of conduct, the Indemnity Agreement permits the director or officer to petition a court for an independent determination of whether such officer or director is entitled to indemnification under the Indemnity Agreement; (iii) the Indemnity Agreement provides that expenses shall be promptly advanced to a director or officer upon receipt of an undertaking by him to repay amounts so advanced if it is ultimately determined that indemnification of such expenses is not permissible, provided that either (a) such director or officer shall have provided appropriate security for such undertaking, (b) Ameritrans shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested directors (even though less than a quorum), a committee of such directors designated by such disinterested directors, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts, that there is reason to believe that such director or officer will be found entitled to indemnification; (iv) the Indemnity Agreement specifically provides that the indemnification provisions applicable to a derivative suit cover amounts paid in settlement; and (v) the Indemnity Agreement specifically permits partial indemnification to be made in the event that the director or officer is not entitled to full indemnification.


     Ameritrans may in the future elect to purchase directors' and officers' liability insurance, as is permitted by the Delaware General Corporation Law.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions or, otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

     Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The Registrant maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act, as applicable, pursuant to Section 64 of the 1940 Act.

ITEM 32. MANAGEMENT SERVICES

     Not applicable.

ITEM 33. UNDERTAKINGS.

     1.   The Registrant hereby undertakes:

          (a) to suspend the Offering until the Prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

          (b) that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

          (c) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     2. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions of the Certificate of Incorporation and By-Laws, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication for such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement has been signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 21st day of February, 2002.


                                        AMERITRANS CAPITAL CORPORATION

                                        By: /s/ GARY C. GRANOFF
                                            ------------------------------------
                                            Gary C. Granoff, President

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              SIGNATURE                            TITLE                              DATE

         /s/ GARY C. GRANOFF           President, Chairman of the               February 21, 2002
---------------------------------
           Gary C. Granoff             Board of Directors
                                       Financial and Accounting Officer

        /s/ ELLEN M. WALKER*           Executive Vice President,                February 21, 2002
---------------------------------
            Ellen M. Walker            General Counsel and Director

        /s/ LEE A. FORLENZA*           Senior Vice President and Director       February 21, 2002
---------------------------------
            Lee A. Forlenza

          /s/ STEVEN ETRA*             Vice President and Director              February 21, 2002
---------------------------------
              Steven Etra

         /s/ MARVIN SABESAN*           Director                                 February 21, 2002
---------------------------------
             Marvin Sabesan

         /s/ PAUL CREDITOR*            Director                                 February 21, 2002
---------------------------------
             Paul Creditor

          /s/ ALLEN KAPLAN*            Director                                 February 21, 2002
---------------------------------
              Allen Kaplan

        /s/ HOWARD F. SOMMER*          Director                                 February 21, 2002
---------------------------------
            Howard F. Sommer

         /s/ JOHN R. LAIRD*            Director                                 February 21, 2002
---------------------------------
             John R. Laird

By: /s/ GARY C. GRANOFF
-------------------------
        Gary C. Granoff
        Attorney-in-fact*

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      EXHIBIT
-------     -------
a.          Certificate of Incorporation.(1)

b.          By-laws.(1)

d.1         Specimen Certificate for shares of Participating Preferred Stock.*

d.2         Specimen Certificate for Warrants.*

d.3         Certificate of Designations for the Participating Preferred Stock.*

d.4         Form of Warrant Agreement.*

d.5         Form of Underwriter's Unit Purchase Option.*


d.6         Specimen Certificate for the Units.*

f.1 Form of subordinated debentures issued to the U.S. Small Business Administration ("SBA") by Elk Associates Funding Corporation ("Elk")
            - Debenture issued March 26, 1997 - principal amount - $430,000; Maturity Date - March 1, 2007; Stated Interest Rate - 7.38%, was previously filed.

            The following debentures are omitted pursuant to Rule 483:

            a. Debenture issued September 22, 1993 - principal amount - $1,500,000; Maturity Date - September 1, 2003; Stated Interest Rate
            - 6.12%.

            b. Debenture issued September 22, 1993 - principal amount - $2,220,000; Maturity Date - September 1, 2003; Stated Interest Rate
            - 6.12%.

            c. Debenture issued September 28, 1994 - principal amount - $2,690,000; Maturity Date - September 1, 2004; Stated Interest Rate
            - 8.20%.

            d. Debenture issued December 14, 1995 - principal amount - $1,020,000; Maturity Date - December 1, 2005; Stated Interest Rate - 6.54%.

            e. Debenture issued June 26, 1996 - principal amount - $1,020,000; Maturity Date - June 1, 2006; Stated Interest Rate - 7.71%.

f.2 Security Agreement between Elk and the SBA, dated September 9, 1993 was previously filed.

f.3         Custodian Agreement, Intercreditor Agreement and amendments thereto
            - See Exhibits j.1, k.2, k.3, and k.4, below.

h.1 Underwriting Agreement dated December __, 2001 between Ameritrans and Noble International Investments, Inc.

h.2         Agreement among Underwriters dated December __, 2001.*

i.1.        1999 Employee Stock Option Plan(2)

i.2.        Non-Employee Director Stock Option Plan (2)

j.1 Custodian Agreement among Elk; Bank Leumi Trust Company of New York ("Leumi"), Israel Discount Bank of New York ("IDB"), Bank Hapoalim B.M. ("Hapoalim") and Extebank; the SBA, and IDB as Custodian; dated September 9, 1993 (the "Custodian Agreement") were previously filed.

k.1         Agreements between Elk and the SBA.
            a. Agreement dated September 9, 1993 was previously filed. b. Agreement dated February 7, 1997 was previously filed.

k.2 Intercreditor Agreement among Elk, Leumi, IDB, Hapoalim, Extebank and the SBA, dated September 9,1993 (the "Intercreditor Agreement") was previously filed.

k.3         Amendments to the Custodian and Intercreditor Agreements.

            a. Amendment removing Hapoalim and Extebank and adding European American Bank ("EAB"), dated September 28, 1994 was previously filed.

            b. Form of Amendment adding bank:


                  i. Amendment adding United Mizrahi Bank and Trust Company ("UMB"), dated June, 1995 was previously filed.
                  ii. Amendment adding Sterling National Bank and Trust Company of New York ("Sterling"), dated April, 1996 - omitted pursuant to Rule 483.

k.4 Bank Intercreditor Agreement among Elk, Leumi, IDB, Hapoalim and Extebank, dated September 9, 1993 (the "Bank Intercreditor Agreement") was previously filed.

k.5         Amendments to the Bank Intercreditor Agreement.

            a. Amendment removing Hapoalim and Extebank and adding European
               American Bank ("EAB"), dated September 28, 1994.

            b. Form of Amendment adding bank:
                  i. Amendment adding UMB, dated June, 1995 was previously filed. ii. Amendment adding Sterling, dated April, 1996 - omitted pursuant to Rule 483.

k.6 Grid Demand Promissory Note dated August 27, 1999 between Ameritrans and Israel Discount Bank of New York.(3)

k.7 Promissory Note dated December 15, 2000 between Ameritrans and Bank Leumi USA and Letter Agreement of even date between aforementioned parties.(4)

k.8 Master Note dated October 4, 1999 between Ameritrans and European American Bank.(3)

k.9 Form of indemnity agreement between Ameritrans and each of its directors and officers.(1)

k.10 Employment Agreement dated as of July 1, 2001 between Ameritrans and Gary Granoff.(5)

k.11 Consulting Agreement dated as of July 1, 2001 between Ameritrans and Gary Granoff.(5)

k.12 Employment Agreement dated as of October 1, 2001 between Ameritrans and Ellen Walker.(5)

k.13 Employment Agreement dated as of January 1, 2002 between Ameritrans and Silvia Mullens.(6)

k.14 Employment Agreement dated as of January 1, 2002 between Ameritrans and Margaret Chance.(6)

l.          Opinion and consent of Stursberg & Veith.*

n.1         Consent of Marcum & Kliegman LLP.

r. Power of attorney authorizing Gary C. Granoff to execute and file Registration Statement and amendments - see signature page of Registration Statement which was previously filed.

---------------

(1) Incorporated by reference from the Registrant's Registration Statement on Form N-14 (File No. 333-63951), initially filed September 22, 1998.
(2) Incorporated by reference from the first amendment to the Registrant's Registration Statement on Form N-14 (File No. 333-63951), filed October 20, 1999.
(3) Incorporated by reference from the Registrant's 10-Q (File No. 811-08847) filed February 14, 2001.
(4) Incorporated by reference from the Registrant's 10-Q (File No. 811-08847) filed February 15, 2000.
(5) Incorporated by reference from the Registrant's 10-Q (File No. 811-08847) filed November 14, 2001.
(6) Incorporated by reference from the Registrant's 10-Q (File No. 811-08847) filed February 14, 2002.
*    To be filed by amendment.